SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                            Form 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


             Date of Report  (Date of earliest event
                    reported):  July 16, 1998


               ASSET BACKED SECURITIES CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware             333-00365           13-3354848
   (State or Other         (Commission       (I.R.S. Employer
    Jurisdiction           File Number)     Identification No.)
   of Incorporation)


Eleven Madison Avenue
New York, New York
Address of Principal                               10010
Executive Offices                                (Zip Code)


    Registrant's telephone number, including area code (212) 325-2000



Item 5.   Other Events.
          Filing of Final Pool Statistics.

          Set forth on Exhibit 99 is certain information regarding characteristics of the Contracts (including the Additional Contracts) corresponding to certain information appearing on pages S-10 and S-11 and S-19 through S-21 of the Prospectus Supplement dated July 10, 1998
     (the "Prospectus Supplement").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          (4)  Pooling and Servicing Agreement, dated as
          July 1, 1998, among Asset Backed Securities
          Corporation, IndyMac, Inc. and The Bank of New York.

          (99) Final Pool Statistics.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSET BACKED SECURITIES CORPORATION



                             By: /s/ Fiachra T. O'Driscoll
                                 -------------------------------
                                   Fiachra T. O'Driscoll
                                   Vice President

Dated:  July 21, 1998

                        Index to Exhibits



Exhibit

  (4)      Pooling and Servicing Agreement, dated as of July 1,
           1998, among Asset Backed Securities Corporation,
           IndyMac, Inc. and The Bank of New York

  (99)     Final Pool Statistics.


                                                            Exhibit 4

                                                            Execution Copy


              ASSET BACKED SECURITIES CORPORATION,
                          as Depositor,

                         INDYMAC, INC.,
                     as Seller and Servicer,

                               and

                      THE BANK OF NEW YORK,
                           as Trustee

                  --------------------------------

                 POOLING AND SERVICING AGREEMENT

                    Dated as of July 1, 1998

                  ---------------------------------

                          $229,500,000
              IndyMac Manufactured Housing Contract
                   Pass-Through Certificates,
                          Series 1998-2


                                                             Page

                           ARTICLE ONE
                           DEFINITIONS

Section 1.01.  Definitions . . . . . . . . . . . . . . . . .    1


                           ARTICLE TWO

          CONVEYANCE OF CONTRACTS; CUSTODY OF CONTRACTS

Section 2.01.  Conveyance of Contracts and Other Rights. . .   31
Section 2.02.  Filing; Name Change or Relocation . . . . . .   32
Section 2.03.  Acceptance by Trustee . . . . . . . . . . . .   34
Section 2.04.  Conditions to Closing . . . . . . . . . . . .   34
Section 2.05.  Contribution of Assets. . . . . . . . . . . .   34
Section 2.06.  Execution and Authentication of Certificates.   34


                          ARTICLE THREE

                 REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties as to the
                 Seller. . . . . . . . . . . . . . . . . . .  35
Section 3.02.  Representations and Warranties as to Each
                 Contract. . . . . . . . . . . . . . . . . .  36
Section 3.03.  Representations and Warranties as to the
                 Contracts. . . . . . . . . . . . . . . . .   40
Section 3.04.  Representations and Warranties as to the
                 Contract Files . . . . . . . . . . . . . .   41
Section 3.05.  Repurchase of Contracts for Breach. . . . .    41
Section 3.06.  Representation and Warranty as to the
                 Depositor. . . . . . . . . . . . . . . . .   43


                          ARTICLE FOUR

                        THE CERTIFICATES

Section 4.01.  The Certificates. . . . . . . . . . . . . . .   44
Section 4.02.  Registration of Transfer and Exchange of
                Certificates . . . . . . . . . . . . . . . .   44
Section 4.03.  Book-Entry Certificates . . . . . . . . . . .   46
Section 4.04.  Mutilated, Destroyed, Lost or Stolen
                Certificates. . . . . . . . . . . . . . . . .  47
Section 4.05.  Persons Deemed Owners . . . . . . . . . . . .   48
Section 4.06.  Appointment of Paying Agent . . . . . . . . .   48
Section 4.07.  Access to List of Certificateholder Names
                 and Addresses. . . . . . . . . . . . . . . .  48
Section 4.08.  Authenticating Agents . . . . . . . . . . . .   49
Section 4.09.  The Class A-R Certificates. . . . . . . . . .   49


                          ARTICLE FIVE

            ADMINISTRATION AND SERVICING OF CONTRACTS

Section 5.01.  Responsibility for Contract Administration and
Servicing                                                      52
Section 5.02.  Standard of Care. . . . . . . . . . . . . . .   52
Section 5.03.  Subservicing. . . . . . . . . . . . . . . . .   52
Section 5.04.  Records . . . . . . . . . . . . . . . . . . .   53
Section 5.05.  Inspection. . . . . . . . . . . . . . . . . .   54
Section 5.06.  Payment of Taxes. . . . . . . . . . . . . . .   54
Section 5.07.  Enforcement . . . . . . . . . . . . . . . . .   54
Section 5.08.  Hazard Insurance Policies . . . . . . . . . .   55
Section 5.09.  Hazard Insurance Policy Collections;
                Consent to Manufactured Home Transfers;
                Assumption Agreements . . . . . . .  . . . .   56
Section 5.10.  Realization upon Defaulted Contracts. . . . .   57
Section 5.11.  Costs and Expenses. . . . . . . . . . . . . .   57
Section 5.12.  Trustee to Cooperate. . . . . . . . . . . . .   57
Section 5.13.  Servicing and Other Compensation. . . . . . .   58
Section 5.14.  REO Disposition . . . . . . . . . . . . . . .   58


                           ARTICLE SIX

                          DISTRIBUTIONS

Section 6.01.  Monthly Payments. . . . . . . . . . . . . . .   60
Section 6.02.  Withdrawals from the Collection Account . . .   64
Section 6.03.  Advances. . . . . . . . . . . . . . . . . . .   65
Section 6.04.  Establishment of and Deposits in the
                 Collection Account and the Certificate
                 Account.. . . . . . . . . . . . . . . . . .   65
Section 6.05.  Transfer of Certificate Account . . . . . . .   67
Section 6.06.  Transfer of Collection Account. . . . . . . .   67
Section 6.07.  Determination of One-Month LIBOR. . . . . . .   67


                          ARTICLE SEVEN

                             REPORTS

Section 7.01.  Monthly Reports . . . . . . . . . . . . . . .   69
Section 7.02.  Servicer's Certificate. . . . . . . . . . . .   69
Section 7.03.  Other Data. . . . . . . . . . . . . . . . . .   69
Section 7.04.  Annual Statement as to Compliance . . . . . .   69
Section 7.05.  Annual Independent Public Accountants'
                Servicing Report . . . . . . . . . . . . . .   69
Section 7.06.  Statements to Certificateholders. . . . . . .   70
Section 7.07.  Other Reports . . . . . . . . . . . . . . . .   72


                          ARTICLE EIGHT

           INDEMNITIES; THE DEPOSITOR AND THE SERVICER

Section 8.01.  Liabilities to Obligors . . . . . . . . . . .   73
Section 8.02.  Tax Indemnification . . . . . . . . . . . . .   73
Section 8.03.  Servicer's Indemnities. . . . . . . . . . . .   73
Section 8.04.  Operation of Indemnities. . . . . . . . . . .   73
Section 8.05.  Merger or Consolidation of the Depositor, the
                Seller or the Servicer . . . . . . . . . . .   73
Section 8.06.  Limitation on Liability of the Depositor and
                Others . . . . . . . . . . . . . . . . . . .   74
Section 8.07.  Assignment by Servicer. . . . . . . . . . . .   74
Section 8.08.  Successor to the Servicer . . . . . . . . . .   75


                          ARTICLE NINE

                             DEFAULT

Section 9.01.  Events of Default . . . . . . . . . . . . . .   77
Section 9.02.  Waiver of Defaults. . . . . . . . . . . . . .   78
Section 9.03.  Trustee to Act; Appointment of Successor. . .   78
Section 9.04.  Notification to Certificateholders. . . . . .   78
Section 9.05.  Effect of Transfer. . . . . . . . . . . . . .   78


                           ARTICLE TEN

                           THE TRUSTEE

Section 10.01.  Duties of Trustee. . . . . . . . . . . . . .   80
Section 10.02.  Certain Matters Affecting the Trustee. . . .   81
Section 10.03.  Trustee Not Liable for Certificates or
                  Contracts. . . . . . . . . . . . . . . . .   82
Section 10.04.  Trustee May Own Certificates . . . . . . . .   82
Section 10.05.  Servicer to Pay Fees and Expenses of
                  Trustee . . . . . . . . . . . . . . . . .    82
Section 10.06.  Eligibility Requirements for Trustee . . . .   83
Section 10.07.  Resignation and Removal of the Trustee . . .   83
Section 10.08.  Successor Trustee. . . . . . . . . . . . . .   84
Section 10.09.  Merger or Consolidation of Trustee . . . . .   85
Section 10.10.  Appointment of Co-Trustee or Separate
                  Trustee. . . . . . . . . . . . . . . . . .   85
Section 10.11.  Appointment of Office or Agency. . . . . . .   86
Section 10.12.  REMIC Administration . . . . . . . . . . . .   86
Section 10.13.  Tax Matters. . . . . . . . . . . . . . . . .   90


                         ARTICLE ELEVEN

                           TERMINATION

Section 11.01.  Termination. . . . . . . . . . . . . . . . .   93
Section 11.02.  Auction Call . . . . . . . . . . . . . . . .   95


                         ARTICLE TWELVE

                    MISCELLANEOUS PROVISIONS

Section 12.01.  Severability of Provisions . . . . . . . . .   96
Section 12.02.  Limitation on Rights of Certificateholders .   96
Section 12.03.  Acts of Certificateholders . . . . . . . . .   97
Section 12.04.  Calculations . . . . . . . . . . . . . . . .   97
Section 12.05.  Amendment. . . . . . . . . . . . . . . . . .   97
Section 12.06.  Recordation of Agreement . . . . . . . . . .   99
Section 12.07.  Certificates Nonassessable and Fully Paid. .   99
Section 12.08.  No Petition. . . . . . . . . . . . . . . . .   99
Section 12.09.  Governing Law. . . . . . . . . . . . . . . .   99
Section 12.10.  Notices. . . . . . . . . . . . . . . . . . .   99
Section 12.11.  Merger and Integration of Documents. . . . .   99
Section 12.12.  Headings . . . . . . . . . . . . . . . . . .  100
Section 12.13.  Counterparts . . . . . . . . . . . . . . . .  100
                            EXHIBITS

Exhibit A - Contract Schedule                         A-1
Exhibit B - Form of Face of Class A Certificates      B-1
Exhibit C - Form of Face of Class B Certificates      C-1
Exhibit D - Form of Reverse of Certificates           D-1
Exhibit E - Form of Face of Class M Certificates      E-1
Exhibit F - Form of Face of Class A-R Certificates    F-1
Exhibit G - Form of Face of Class X Certificates      G-1
Exhibit H - [Reserved]                                H-1
Exhibit I - Form of Certificate Assignment            I-1
Exhibit J - Form of Servicer's Certificate            J-1
Exhibit K - Form of Transfer Affidavit                K-1
Exhibit L - Form of Investment Letter of Holder of
             Class A-R Certificates                   L-1

     This Pooling and Servicing Agreement, dated as of July 1,
1998, is among Asset Backed Securities Corporation, as depositor
(the "Depositor"), IndyMac, Inc., as seller and servicer
(respectively, the "Seller" and the "Servicer"), and The Bank of New York, as trustee (the "Trustee").


                           WITNESSETH:

     In consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                           ARTICLE ONE

                           DEFINITIONS

     Section 1.01. Definitions. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

     "Accelerated Principal Distribution Amount" means, with respect to any Distribution Date, the positive difference, if any, between the Target Overcollateralization Amount and the Current Overcollateralization Amount.

     "Actuarial Contract" means any Contract with respect to which payments are calculated and applied pursuant to the "actuarial" method.

     "Adjusted Certificate Principal Balance" means, with respect to any Class of Subordinate Certificates and any Distribution Date, the Certificate Principal Balance of the related Class as of the preceding Distribution Date, after giving effect to the distributions made on the immediately preceding Distribution Date, less any Liquidation Loss Amounts allocated to such Class on such preceding Distribution Date.

     "Advance" means, with respect to each Distribution Date, an amount equal to the difference, if any, between 30 days of interest on the Contracts and amounts in respect of interest actually received on the Contracts during the related Due Period.

     "Advance Reimbursement Amount" means any amount received or deemed to be received by the Servicer pursuant to Section 6.03(c) in reimbursement of an Advance made out of its own funds.

     "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

     "Agreement" means this Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Applicants" shall have the meaning specified in Section
4.07.

     "Appraised Value" means, with respect to any Manufactured Home or land securing a Contract, (i) the value of such Manufactured Home or such land as determined by a professional appraiser or an employee of the Servicer who, as part of such employment, regularly appraises manufactured housing units or land, as the case may be, or (ii) as an alternative with respect to any Manufactured Home, as determined by reference to NADA book value or other generally accepted reference books for determining the value of a Manufactured Home.

     "APR" of a Contract means the annual interest rate specified in such Contract.

     "Authenticating Agent" means an authenticating agent appointed pursuant to Section 4.08.

     "Available Distribution Amount" means, with respect to any Distribution Date, an amount equal to (i) the sum of (a) Monthly Payments received during the related Due Period, (b) the Advances, if any, made by the Servicer in respect of such Due Period and (c) to the extent not duplicative with amounts described in clause (a), unscheduled payments received with respect to the Contracts during the related Prepayment Period, including Principal Prepayments, Net Liquidation Proceeds, net insurance proceeds, the proceeds of the disposition of REO Properties, the Repurchase Price of each Repurchased Contract and any other unscheduled payments, reduced by (ii) the sum of (a) aggregate Repossession Profits, (b) amounts permitted to be withdrawn by the Servicer from the Collection Account pursuant to
Section 6.02(a)(i) through (a)(viii) and (c) all Interest Deficiency Withdrawals, if any, made by the Servicer with respect to the preceding Distribution Date pursuant to Section 6.02(b).

     "Average Sixty-Day Delinquency Ratio" means, with respect to any Distribution Date, the average of the Sixty-Day Delinquency
Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

     "Average Thirty-Day Delinquency Ratio" means, with respect to any Distribution Date, the average of the Thirty-Day
Delinquency Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

     "Benefit Plan" means an employee benefit plan subject to
Section 406 of ERISA or Section 4975 of the Code.

     "BNY" means The Bank of New York, and its successors.

     "Book-Entry Certificate" means any Certificate registered in the name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the States of New York or California are authorized or obligated by law or executive order to be closed.

     "Carryover Interest Distribution Amount" means, with respect to a Class of Certificates and a Distribution Date, the sum of
(i) any Interest Distribution Amount for such Class distributable on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the related Pass-Through Rate and (ii) any amounts distributable under clause
(i) above or this clause (ii) on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the related Pass-Through Rate.

     "Certificate Account" means the custodial account or accounts created and maintained pursuant to Section 6.04.

     "Certificate Owner" means, with respect to a Book-Entry
Certificate, the person who is the beneficial owner of the related Certificate.

     "Certificate Principal Balance" of each Class of
Certificates means its Initial Certificate Principal Balance reduced by all distributions in respect of principal of such Class.

     "Certificate Register" and "Certificate Registrar" mean the register maintained and the registrar (or any successor thereto) appointed pursuant to Section 4.02.

     "Certificateholder" or "Holder" means the Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, notice, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any Affiliate of the Servicer and any Certificate in respect of which the Depositor, the Servicer or any Affiliate thereof is the Certificate Owner (as shall be certified to the Trustee upon its request) shall be deemed not to be outstanding and the Percentage Interest and Fractional Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Fractional Interests necessary to effect such consent, notice, waiver, request or demand has been obtained, unless, in the case of (i) the Class A Certificates, all Class A Certificates are held by such Persons,
(ii) the Class M Certificates, all Class A Certificates and Class M Certificates are held by such Persons, (iii) the Class B-1 Certificates, all Class A Certificates, Class M Certificates and Class B-1 Certificates are held by such Persons or (iv) the Class B-2 Certificates, all Certificates are held by such Persons, or, in each case, the Certificates of the related Class or Classes have been fully paid.

     "Certificates" means the Class A Certificates, the Class B
Certificates, the Class M Certificates and the Class X
Certificates.

     "Class" means all Certificates the form of which is identical except for variation in denomination, principal amount or owner or designation of class.

     "Class A Certificate Principal Balance" means, at any time, the Class A Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class A
Certificateholders pursuant to Section 6.01(a)(vi), (a)(vii) and
(a)(xx).

     "Class A Certificates" means any one of the Class A-1, Class
A-2, Class A-3, Class A-4 or Class A-R Certificates.

     "Class A Distribution Amount" means, with respect to any Distribution Date, the sum of the Class A-1, Class A-2, Class
A-3, Class A-4 and Class A-R Distribution Amounts.

     "Class A Formula Principal Distribution Amount" means, (i) with respect to any Distribution Date prior to the Cross-over Date, the entire Formula Principal Distribution Amount, (ii) on any Distribution Date as to which the Principal Distribution Tests are not satisfied, the entire Formula Principal Distribution Amount, or (iii) on any other Distribution Date, the Class A Percentage of the Formula Principal Distribution Amount. For any Distribution Date, if the Class A Formula Principal Distribution Amount exceeds the Class A Certificate Principal Balance less the Class A Unpaid Certificate Principal Shortfall, then such amounts will be allocated first to the Class M-1 Formula Principal Distribution Amount, then to the Class M-2 Formula Principal Distribution Amount, then to the Class B-1 Formula Principal Distribution Amount and finally to the Class B-2 Formula Principal Distribution Amount.

     "Class A Initial Certificate Principal Balance" means
$181,878,100.

     "Class A Interest Distribution Amount" means, with respect to any Distribution Date, the sum of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Interest Distribution Amounts.

     "Class A Percentage" means, with respect to any Distribution Date, the percentage equivalent of a fraction (not to exceed one), the numerator of which is the Class A Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Certificate Principal Balance, the Class M Adjusted Certificate Principal Balance and the Class B Adjusted Certificate Principal Balance, each immediately prior to such Distribution Date.

     "Class A Unpaid Certificate Principal Shortfall" means, with respect to any Distribution Date, the excess, if any, of all Formula Principal Distribution Amounts distributable on the Class A Certificates over the actual amount distributed to the Class A Certificateholders in respect of Formula Principal Distribution Amounts.

     "Class A-R Certificate" means the Certificate designated
Class A-R, executed and authenticated as provided herein, substantially in the form set forth in Exhibit F and H.

     "Class A-R Certificate Principal Balance" means, at any time, the Class A-R Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class A-R Certificateholders pursuant to Section 6.01(a)(vi), (a)(vii)(A) and (a)(xx).

     "Class A-R Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class
A-R Certificateholders pursuant to Section 6.01(a).

     "Class A-R Initial Certificate Principal Balance" means
$100.00.

     "Class A-R Pass-Through Rate" means 6.50% per annum.

     "Class A-1 Certificate" means any one of the Certificates designated Class A-1, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and I.

     "Class A-1 Certificate Principal Balance" means, at any time, the Class A-1 Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class A-1 Certificateholders pursuant to Section 6.01(a)(vi), (a)(vii)(B) and (a)(xx).

     "Class A-1 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to Class A-1
Certificateholders on such Distribution Date pursuant to Section
6.01(a).

     "Class A-1 Initial Certificate Principal Balance" means
$59,300,000.00

     "Class A-1 Interest Distribution Amount" means, with respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period at the Class A-1 Pass-Through Rate on the Class A-1 Certificate Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Class A-1 Initial Certificate Principal Balance).

     "Class A-1 Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.06%, computed on the basis of a 360 day year and the actual number of days in the applicable Interest Accrual Period or (ii) the Weighted Average Net Contract Rate for such Distribution Date.

     "Class A-2 Certificate" means any one of the Certificates designated as Class A-2, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and I.

     "Class A-2 Certificate Principal Balance" means, at any time, the Class A-2 Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class A-2 Certificateholders pursuant to Section 6.01(a)(vi), (a)(vii)(C) and (a)(xx).

     "Class A-2 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class
A-2 Certificateholders on such Distribution Date pursuant to
Section 6.01(a).

     "Class A-2 Initial Certificate Principal Balance" means
$39,600,000.00.

     "Class A-2 Interest Distribution Amount" means, with respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period at the Class A-2 Pass-Through Rate on the Class A-2 Certificate Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Class A-2 Initial Certificate Principal Balance).

     "Class A-2 Pass-Through Rate" means 6.17% per annum.

     "Class A-3 Certificate" means any one of the Certificates designated Class A-3, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and I.

     "Class A-3 Certificate Principal Balance" means, at any time, the Class A-3 Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class A-3 Certificateholders pursuant to Section 6.01(a)(vi), (a)(vii)(D) and (a)(xx).

     "Class A-3 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class
A-3 Certificateholders on such Distribution Date pursuant to
Section 6.01(a).

     "Class A-3 Initial Certificate Principal Balance" means
$29,700,000.00.

     "Class A-3 Interest Distribution Amount" means, with respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period at the Class A-3 Pass-Through Rate on the Class A-3 Certificate Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Class A-3 Initial Certificate Principal Balance).

     "Class A-3 Pass-Through Rate" means 6.20% per annum.

     "Class A-4 Certificate" means any one of the Certificates designated Class A-4, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and I.

     "Class A-4 Certificate Principal Balance" means, at any time, the Class A-4 Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class A-4
Certificateholders pursuant to Section 6.01(a)(vi),
6.01(a)(vii)(E) and (a)(xx).

     "Class A-4 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class
A-4 Certificateholders on such Distribution Date pursuant to
Section 6.01(a).

     "Class A-4 Initial Certificate Principal Balance" means
$53,278,000.00.

     "Class A-4 Interest Distribution Amount" means, with respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period at the Class A-4 Pass-Through Rate on the Class A-4 Certificate Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Class A-4 Initial Certificate Principal Balance).

     "Class A-4 Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) 6.64% per annum and (ii) the Weighted Average Net Contract Rate.

     "Class B Adjusted Certificate Principal Balance" means, at any time, the sum of the Class B-1 Adjusted Certificate Principal
Balance and the Class B-2 Adjusted Certificate Principal Balance.

     "Class B Certificate" means any one of the Class B-1 or Class B-2 Certificates.

     "Class B Certificate Principal Balance" means, at any time, the sum of the Class B-1 Certificate Principal Balance and the Class B-2 Certificate Principal Balance.

     "Class B Initial Certificate Principal Balance" means
$20,081,900.00.

     "Class B Percentage" means, for any Distribution Date, the percentage derived from the fraction (which shall not be greater than one), the numerator of which is the Class B Adjusted Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Certificate Principal Balance, the Class M Adjusted Certificate Principal Balance and the Class B Adjusted Certificate Principal Balance, each immediately prior to such Distribution Date.

     "Class B-1 Adjusted Certificate Principal Balance" means, with respect to any Distribution Date, the Class B-1 Certificate
Principal Balance as of such Distribution Date minus the Class
B-1 Liquidation Loss Amount, if any.

     "Class B-1 Certificate" means any one of the Certificates designated Class B-1, executed and authenticated as provided herein, substantially in the form set forth in Exhibits C, D and I.

     "Class B-1 Certificate Principal Balance" means, at any time, the Class B-1 Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class B-1 Certificateholders pursuant to Section 6.01(a)(xv) and (a)(xvi).

     "Class B-1 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class
B-1 Certificateholders on such Distribution Date pursuant to
Section 6.01(a).

     "Class B-1 Formula Principal Distribution Amount" means (i) with respect to any Distribution Date as of which the Class A Certificate Principal Balance and the Class M Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not satisfied and the Class A Certificate Principal Balance and the Class M Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not satisfied and the Class A Certificate Principal Balance and the Class M Certificate Principal Balance have been reduced to zero, the entire Formula Principal Distribution Amount, or (iv) on any other Distribution Date, the Class B Percentage of the Formula Principal Distribution Amount. For any Distribution Date, if the Class B-1 Formula Principal Distribution Amount exceeds the Class B-1 Certificate Principal Balance less the Class B-1 Unpaid Certificate Principal Shortfall, then such amounts will be allocated to the Class B-2 Formula Principal Distribution Amount.

     "Class B-1 Initial Certificate Principal Balance" means
$9,754,000.00.

     "Class B-1 Interest Distribution Amount" means, with respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period at the Class B-1 Pass-Through Rate on the Class B-1 Adjusted Certificate Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Class B-1 Initial Certificate Principal Balance).

     "Class B-1 Liquidation Loss Amount" means, with respect to any Distribution Date, the lesser of (i) the amount, if any, by which the sum of the Class A, Class M and Class B-1 Certificate Principal Balances exceeds the Pool Balance and (ii) the Class B-1 Certificate Principal Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

     "Class B-1 Liquidation Loss Interest Amount" means, with respect to any Distribution Date, interest accrued during the related Interest Accrual Period at the Class B-1 Pass-Through Rate on the Class B-1 Liquidation Loss Amount, if any, for the immediately preceding Distribution Date.

     "Class B-1 Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) 7.36% per annum and (ii) the Weighted Average Net Contract Rate.

     "Class B-1 Unpaid Certificate Principal Shortfall" means, with respect to any Distribution Date, the excess, if any, of all Formula Principal Distribution Amounts distributable on the Class B-1 Certificates over the actual amount distributed to the Class B-1 Certificateholders in respect of Formula Principal Distribution Amounts.

     "Class B-1 Unpaid Liquidation Loss Interest Shortfall" means, with respect to any Distribution Date, the sum of (i) any Liquidation Loss Interest Amount distributable on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the Class B-1 Pass-Through Rate and (ii) any amounts distributable under clause (i) above or this clause (ii) on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the Class B-1 Pass-Through Rate.

     "Class B-2 Adjusted Certificate Principal Balance" means, as of any Distribution Date, the Class B-2 Certificate Principal
Balance as of such Distribution Date minus the Class B-2
Liquidation Loss Amount, if any.

     "Class B-2 Certificate" means any one of the Certificates designated Class B-2, executed and authenticated as provided herein, substantially in the form set forth in Exhibits C, D and I.

     "Class B-2 Certificate Principal Balance" means, at any time, the Class B-2 Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class B-2
Certificateholders pursuant to Section 6.01(a)(viii) and
(a)(xix).

     "Class B-2 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class
B-2 Certificateholders on such Distribution Date pursuant to
Section 6.01(a).

     "Class B-2 Floor Amount" means, with respect to a Distribution Date (i) 1.50% of the Cut-off Date Pool Balance, if the Class A Certificate Principal Balance, the Class M Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero prior to such Distribution Date, and (ii) zero, if the Class A Certificate Principal Balance, the Class M Certificate Principal Balance and the Class B-1 Certificate Principal Balance have been reduced to zero prior to such Distribution Date.

     "Class B-2 Formula Principal Distribution Amount" means, with respect to any Distribution Date, the Formula Principal Distribution Amount less the sum of the Class A, Class M-1, Class M-2 and Class B-1 Formula Principal Distribution Amounts. If the Class A and Class M Certificate Principal Balances have not been reduced to zero on or before a Distribution Date, then amounts otherwise allocable as Class B-2 Formula Principal Distribution Amounts shall be allocated first to the Class M-2 Formula Principal Distribution Amount, then to the Class M-1 Formula Principal Distribution Amount and then to the Class A Formula Principal Distribution Amount, to the extent that allocation of such amounts to the Class B-2 Formula Principal Distribution Amount would reduce the Class B-2 Certificate Principal Balance below the Class B-2 Floor Amount.

     "Class B-2 Initial Certificate Principal Balance" means
$10,327,900.00.

     "Class B-2 Interest Distribution Amount" means, with respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period at the Class B-2 Pass-Through Rate on the Class B-2 Adjusted Certificate Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Class B-2 Initial Certificate Principal Balance).

     "Class B-2 Liquidation Loss Amount" means, with respect to any Distribution Date, the lesser of (i) the amount, if any, by which the sum of the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificate Principal Balances exceeds the Pool Balance and (ii) the Class B-2 Certificate Principal Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

     "Class B-2 Liquidation Loss Interest Amount" means, with respect to any Distribution Date, interest accrued during the related Interest Accrual Period at the Class B-2 Pass-Through Rate on the Class B-2 Liquidation Loss Amount, if any, for the immediately preceding Distribution Date.

     "Class B-2 Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) 8.68% per annum and (ii) the Weighted Average Net Contract Rate.

     "Class B-2 Unpaid Certificate Principal Shortfall" means, with respect to any Distribution Date, the excess, if any, of all Formula Principal Distribution Amounts distributable on the Class B-2 Certificates over the actual amount distributed to the Class B-2 Certificateholders in respect of Formula Principal Distribution Amounts.

     "Class B-2 Unpaid Liquidation Loss Interest Shortfall" means, with respect to any Distribution Date, the sum of (i) any Liquidation Loss Interest Amount distributable on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the Class B-2 Pass-Through Rate and (ii) any amounts distributable under clause (i) above or this clause (ii) on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the Class B-2 Pass-Through Rate.

     "Class M Adjusted Certificate Principal Balance" means, with respect to any Distribution Date, the sum of the Class M-1
Adjusted Certificate Principal Balance and the Class M-2 Adjusted
Certificate Principal Balance as of such Distribution Date.

     "Class M Certificate" means any one of the Class M-1 or Class M-2 Certificates.

     "Class M Certificate Principal Balance" means, at any time, the sum of the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance.

     "Class M-1 Adjusted Certificate Principal Balance" means, with respect to any Distribution Date, the Class M-1 Certificate
Principal Balance as of such Distribution Date minus the Class M-
1 Liquidation Loss Amount, if any.

     "Class M-1 Certificate" means any one of the Certificates designated Class M-1, executed and authenticated as provided herein, substantially in the form set forth in Exhibits E and I.

     "Class M-1 Certificate Principal Balance" means, at any time, the Class M-1 Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class M-1 Certificateholders pursuant to Section 6.01(a)(ix) and (a)(x).

     "Class M-1 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class M-1 Certificateholders on such Distribution Date pursuant to Section 6.01(a).

     "Class M-1 Formula Principal Distribution Amount" means, (i) with respect to any Distribution Date as to which the Class A Certificate Principal Balance has not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not satisfied and the Class A Certificate Principal Balance has not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not satisfied and the Class A Certificate Principal Balance has been reduced to zero, the Formula Principal Distribution Amount or (iv) on any other Distribution Date, the Class M-1 Percentage of the Formula Principal Distribution Amount. For any Distribution Date, if the Class M-1 Formula Principal Distribution Amount exceeds the
Class M-1 Certificate Principal Balance less the Class M-1 Unpaid Certificate Principal Shortfall, then such amounts will be allocated first to the Class M-2 Formula Principal Distribution Amount, then to the Class B-1 Formula Principal Distribution Amount and then to the Class B-2 Formula Principal Distribution Amount.

     "Class M-1 Initial Certificate Principal Balance" means
$18,360,000.00.

     "Class M-1 Interest Distribution Amount" means, with respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period at the Class M-1 Pass-Through Rate on the Class M-1 Adjusted Certificate Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Class M-1 Initial Certificate Principal Balance).

     "Class M-1 Liquidation Loss Amount" means, with respect to any Distribution Date, the lesser of (i) the amount, if any, by which the sum of the Class A and Class M-1 Certificate Principal Balances exceeds the Pool Balance and (ii) the Class M-1 Certificate Principal Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

     "Class M-1 Liquidation Loss Interest Amount" means, with respect to any Distribution Date, interest accrued during the related Interest Accrual Period at the Class M-1 Pass-Through Rate on the Class M-1 Liquidation Loss Amount, if any, for the immediately preceding Distribution Date.

     "Class M-1 Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) 6.78% per annum and (ii) the Weighted Average Net Contract Rate.

     "Class M-1 Percentage" means, for any Distribution Date, the percentage derived from the fraction (which shall not be greater than one), the numerator of which is the Class M-1 Adjusted Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Certificate Principal Balance, the Class M Adjusted Certificate Principal Balance and the Class B Adjusted Certificate Principal Balance, each immediately prior to such Distribution Date.

     "Class M-1 Unpaid Certificate Principal Shortfall" means, with respect to any Distribution Date, the excess, if any, of all Formula Principal Distribution Amounts distributable on the
Class M-1 Certificates over the actual amount distributed to the Class M-1 Certificates in respect of Formula Principal Distribution Amounts.

     "Class M-1 Unpaid Liquidation Loss Interest Shortfall" means, with respect to any Distribution Date, the sum of (i) any Liquidation Loss Interest Amount distributable on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the Class M-1 Pass-Through Rate and (ii) any amounts distributable under clause (i) above or this clause (ii) on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the Class M-1 Pass-Through Rate.

     "Class M-2 Adjusted Certificate Principal Balance" means, with respect to any Distribution Date, the Class M-2 Certificate
Principal Balance as of such Distribution Date minus the Class M-
2 Liquidation Loss Amount, if any.

     "Class M-2 Certificate" means any one of the Certificates designated Class M-2, executed and authenticated as provided herein, substantially in the form set forth in Exhibits E and I.

     "Class M-2 Certificate Principal Balance" means, at any time, the Class M-2 Initial Certificate Principal Balance minus the sum of all amounts previously distributed to the Class M-2
Certificateholders pursuant to Section 6.01(a)(xii) and
(a)(xiii).

     "Class M-2 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class
M-2 Certificateholders on such Distribution Date pursuant to
Section 6.01(a).

     "Class M-2 Formula Principal Distribution Amount" means, (i) with respect to any Distribution Date as to which the Class A Certificate Principal Balance and the Class M-1 Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not satisfied and the Class A Certificate Principal Balance and the Class M-1 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not satisfied and the Class A Certificate Principal Balance and the Class M-1 Certificate Principal Balance have been reduced to zero, the Formula Principal Distribution Amount or
(iv) on any other Distribution Date, the Class M-2 Percentage of the Formula Principal Distribution Amount. For any Distribution Date, if the Class M-2 Formula Principal Distribution Amount exceeds the Class M-2 Certificate Principal Balance less the Class M-2 Unpaid Certificate Principal Shortfall, then such amounts will be allocated first to the Class B-1 Formula Principal Distribution Amount and then to the Class B-2 Formula Principal Distribution Amount.

     "Class M-2 Initial Certificate Principal Balance" means
$9,180,000.00.

     "Class M-2 Interest Distribution Amount" means, with respect to any Distribution Date, an amount equal to interest accrued during the related Interest Accrual Period at the Class M-2 Pass-Through Rate on the Class M-2 Adjusted Certificate Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Class M-2 Initial Certificate Principal Balance).

     "Class M-2 Liquidation Loss Amount" means, with respect to any Distribution Date, the lesser of (i) the amount, if any, by which the sum of the Class A, Class M-1 and Class M-2 Certificate Principal Balances exceeds the Pool Balance and (ii) the Class M-2 Certificate Principal Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

     "Class M-2 Liquidation Loss Interest Amount" means, with respect to any Distribution Date, interest accrued during the related Interest Accrual Period at the Class M-2 Pass-Through Rate on the Class M-2 Liquidation Loss Amount, if any, for the immediately preceding Distribution Date.

     "Class M-2 Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) 7.07% per annum and (ii) the Weighted Average Net Contract Rate.

     "Class M-2 Percentage" means, for any Distribution Date, the percentage derived from the fraction (which shall not be greater than one), the numerator of which is the Class M-2 Adjusted Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Certificate Principal Balance, the Class M Adjusted Certificate Principal Balance and the Class B Adjusted Certificate Principal Balance, each immediately prior to such Distribution Date.

     "Class M-2 Unpaid Certificate Principal Shortfall" means, with respect to any Distribution Date, the excess, if any, of all Formula Principal Distribution Amounts distributable on the Class
M-2 Certificates over the actual amount distributed to the Class
M-2 Certificates in respect of Formula Principal Distribution Amounts.

     "Class M-2 Unpaid Liquidation Loss Interest Shortfall" means, with respect to any Distribution Date, the sum of (i) any Liquidation Loss Interest Amount distributable on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the Class M-2 Pass-Through Rate and (ii) any amounts distributable under clause (i) above or this clause (ii) on the preceding Distribution Date but not distributed plus, to the extent legally permissible, interest accrued on any such amount during the related Interest Accrual Period at the Class M-2 Pass-Through Rate.

     "Class X Certificates" means any one of the Certificates designated Class X, executed and authenticated as provided herein, substantially in the form set forth in Exhibits G, H and I.

     "Class X Components" means each of the separate notional balance classes treated as "regular interests" and defined in
Section 10.12(g).

     "Class X Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class X Certificateholders on such Distribution Date pursuant to
Section 6.01(a)(xxi).

     "Class X Strip Amount" shall have the meaning specified in
Section 10.12(g).

     "Closing Date" means July 16, 1998.

     "Code" means The Internal Revenue Code of 1986, as amended.

     "Collection Account" means the custodial account or accounts created and maintained pursuant to Section 6.04.

     "Computer Tape" means the computer tape generated by the Seller that provides information relating to the Contracts.

     "Contract File" means, with respect to (1) each Contract that is not a Land Home Contract, (i) the original copy of the Contract; (ii) in the case of a Contract not originated by IndyMac or an Affiliate thereof, the assignment of the related Contract from the originator to IndyMac or such Affiliate; and
(iii) any extension, modification or waiver agreement(s), and
(2) each Land Home Contract, (i) the original copy of the Contract; (ii) the related Mortgage with evidence of recording thereon; (iii) an assignment in recordable form of the Mortgage to the Trustee (which may be a blanket assignment if permitted in the applicable jurisdiction); (iv) in the case of a Contract not originated by IndyMac or an Affiliate thereof, the assignment of the related Contract from the originator to IndyMac or such Affiliate; (v) if applicable, the power of attorney granted to the Trustee; and (vi) any extension, modification or waiver agreement(s).

     "Contract Pool" means the pool of Contracts held in the Trust Fund.

     "Contract Principal Balance" means, with respect to any Contract and any date of determination, the unpaid principal balance of such Contract as of such date of determination, computed on the basis of the simple interest method or the actuarial method, as the case may be.

     "Contract Schedule" means the list identifying each Contract constituting part of the corpus of the Trust Fund, which list is attached hereto as Exhibit A, and which identifies each Contract by contract number and name of the Obligor and sets forth the Contract Principal Balance of each Contract as of the Cut-off Date.

     "Contracts" means the manufactured housing installment sales contracts and installment loan agreements described in the Contract Schedule and constituting part of the Trust Fund, which Contracts are to be sold and assigned by the Depositor to the Trustee and which are the subject of this Agreement.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate business shall be administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust - MBS Administration.

     "Cross-over Date" means the later to occur of (i) the February 2003 Distribution Date and (ii) the first Distribution Date as of which the percentage equivalent of a fraction (which shall not be greater than one) the numerator of which is the aggregate Adjusted Certificate Principal Balance of the Subordinate Certificates plus the Current Overcollateralization Amount for such Distribution Date and the denominator of which is the Pool Balance on such Distribution Date, equals or exceeds
1.75 times the percentage equivalent of a fraction (which shall not be greater than one) the numerator of which is the aggregate Initial Certificate Principal Balance of the Subordinate Certificates and the denominator of which is the Cut-off Date Pool Balance.

     "Cumulative Realized Loss Test" means, with respect to any Distribution Date, the following:

          (i) if such Distribution Date occurs between February 2003 and July 2004, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 7.00% of the Cut-off Date Pool Balance;

          (ii) if such Distribution Date occurs between August 2004 and July 2005, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 8.00% of the Cut-off Date Pool Balance; and

          (iii)     if such Distribution Date occurs after July
     2005, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 9.00% of the Cut-off Date Pool
     Balance;

     "Cumulative Realized Losses" means, with respect to any Distribution Date, the sum of Realized Losses with respect to such Distribution Date and each preceding Distribution Date.

     "Current Overcollateralization Amount" means, with respect to any Distribution Date, the positive difference, if any, between the Pool Balance and the sum of the Certificate Principal
Balances of all then-outstanding Classes of Certificates.

     "Current Realized Loss Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Realized Losses as of such Distribution Date and each of the two immediately preceding Distribution Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Balance as of the third preceding Distribution Date and the Pool Balance as of such Distribution Date.

     "Cut-off Date" means July 1, 1998.

     "Cut-off Date Pool Balance" means $229,500,000.00.

     "Definitive Certificates" shall have the meaning specified in Section 4.03(b).

     "Deposit Date" means, with respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

     "Depositor" means Asset Backed Securities Corporation, or its successor in interest or any successor under this Agreement appointed as herein provided.

     "Depository" means DTC, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates, and its successors. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date" means, with respect to any Distribution
Date, the third Business Day preceding such Distribution Date.

     "Distribution Date" means the twenty-fifth day of any month, or if such day is not a Business Day, the first Business Day immediately succeeding such day, commencing August 25, 1998.

     "DTC" means The Depository Trust Company, and its successors.

     "Due Date" means, with respect to any Contract, the day of the month specified in such Contract on which each Monthly
Payment is due, exclusive of any grace period.

     "Due Period" means, with respect to a Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

     "Electronic Ledger" means the electronic master record of the Seller's manufactured housing installment sales contracts and installment loan agreements clearly identifying each Contract that is part of the Trust Fund.

     "Eligible Account" means an account that is either (i) maintained with a depository institution organized under the laws of the United States or any state, the deposits of which are insured by the Federal Deposit Insurance Corporation to the fullest extent permitted by law, (a) the long-term deposit rating or the long-term unsecured debt obligations of which (or in the case of the principal bank in a bank holding company system, the long-term unsecured debt obligations of such bank holding company) have received from each Rating Agency one of its two highest long term ratings, (b) the short-term unsecured debt obligations of which are rated in the highest short-term rating category by the Rating Agencies or (c) the short term deposits or commercial paper of which is rated A-1 by Standard & Poor's and, if rated by Fitch, F-1 by Fitch, (ii) a trust account maintained with the Trustee in its corporate trust department in which the funds are either uninvested or invested solely in Eligible Investments or (iii) otherwise acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency, without a reduction or withdrawal of the rating of any Rated Certificates.

     "Eligible Investments" means one or more of the following:

          (i) obligations of, or guaranteed as to timely payments of principal and interest by, the United States or any agency or instrumentality thereof, which obligations are backed by the full faith and credit of the United States;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest long term rating categories; and provided further that the short-term debt obligations of such party shall be rated A-1+ by Standard & Poor's and, if rated by Fitch, F-1+ by Fitch;

          (iii) federal funds, certificates of deposit, time deposits and bankers' acceptances, each of which shall not have an original maturity of more than 90 days, of any depository institution or trust company incorporated under the laws of the United States or any State (including those of the Trustee or its Affiliates); provided that the short-term obligations of such depository institution or trust company shall have received the highest rating by the Rating Agencies;

          (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any State; provided that such commercial paper shall be rated A-1+ by Standard & Poor's and, if rated by Fitch, F-1+ by Fitch;

          (v) any money market or common trust fund rated in the highest rating category by Standard & Poor's and acceptable to Fitch (including funds as to which the Trustee may act as sponsor, manager, advisor or depository); and

          (vi) other obligations or securities that are acceptable as an Eligible Investment to each Rating Agency, as evidenced by a letter from such Rating Agency, and will not result in a reduction in or withdrawal of the rating of any Rated Certificates;

provided, however, that no instrument shall be an Eligible Investment if such instrument evidences a right to receive only interest payments with respect to the obligations underlying such instrument; provided further, that no instrument shall be an Eligible Investment unless such instrument matures on or before the Deposit Date next succeeding the date of investment.

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended.

     "Event of Default" means any of the events described in
Section 9.01.

     "Extension Fee" means any extension fee paid by the Obligor on a Contract.

     "Final Scheduled Distribution Date" means in the case of the
(i) Class A-1 Certificates, the March 2007 Distribution Date,
(ii) Class A-2 Certificates, the December 2011 Distribution Date,
(iii) Class A-3 Certificates, the September 2017 Distribution Date, (iv) Class A-4 Certificates, the December 2027 Distribution Date, (v) Class A-R Certificates, the August 2029 Distribution Date, (vi) Class M-1 Certificates, the August 2029 Distribution Date, (vii) Class M-2 Certificates, the August 2029 Distribution Date, (viii) Class B-1 Certificates, the August 2029 Distribution Date and (ix) Class B-2 Certificates, the August 2029 Distribution Date.

     "Fitch" means Fitch IBCA, Inc., and its successors.

     "Floating Rate Determination Date" means, with respect to any Distribution Date, the second London Banking Day prior to the commencement of the related Interest Accrual Period.

     "Formula Principal Distribution Amount" means, with respect to any Distribution Date, (a) the sum of the following amounts with respect to the related Due Period, computed, with respect to Actuarial Contracts, in accordance with the actuarial method and with respect to Simple Interest Contracts, in accordance with the simple interest method, (i) the principal components of all Monthly Payments received during the related Due Period on the Contracts that were Outstanding on the first day of such Due Period, to the extent not duplicative with amounts described in clauses (ii) through (iv), and not including any Monthly Payments received on Liquidated Contracts or Repurchased Contracts; (ii) the amounts of all Principal Prepayments received by the Servicer on the Contracts during the related Prepayment Period; (iii) with respect to any Contract that became a Liquidated Contract during the related Prepayment Period, the Contract Principal Balance thereof on the date of liquidation thereof (determined without giving effect to such liquidation); and (iv) with respect to any Contract that became a Repurchased Contract during the related Prepayment Period, the Contract Principal Balance thereof on the date of purchase or repurchase thereof (determined without giving effect to such purchase or repurchase); less (b) the Overcollateralization Reduction Amount, if any, for such Distribution Date.

     "Fractional Interest" means, with respect to any Certificate of any Class, the product of (i) the Percentage Interest evidenced by such Certificate multiplied by (ii) the amount derived from dividing the Certificate Principal Balance of such Class by the sum of the Certificate Principal Balances of Certificates of all Classes. For purposes of the foregoing, the Class A-R and Class X Certificates will have a Certificate Principal Balance of zero.

     "Hazard Insurance Policy" means, with respect to each Contract, the policy of fire and extended coverage insurance required to be maintained for the related Manufactured Home pursuant to Section 5.07, which may be a blanket insurance policy maintained by the Servicer.

     "IndyMac" means IndyMac, Inc., and its successors.

     "IndyMac Initial Contracts" has the meaning set forth in the Prospectus Supplement, dated July 10, 1998, related to the Class
A, Class M and Class B-1 Certificates.

     "Initial APR" has the meaning set forth in Section 3.02(n).

     "Initial Period" means, with respect to each Step-Up Rate
Contract, the first twelve months of such Contract.

     "Interest Accrual Period" means, with respect to each Distribution Date, (i) for the Class A-1 Certificates, the period commencing on the 25th day of the preceding month through the 24th day of the month in which such Distribution Date occurs (except that the first Interest Accrual Period for the Class A-1 Certificates will be the period from the Closing Date through August 24, 1998) and (ii) for all other Classes of Certificates, the calendar month preceding the month in which the Distribution Date occurs. Interest on the Certificates other than the Class A-1 Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-1 Certificates shall be computed on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period.

     "Interest Deficiency Amount" means, with respect to the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates or the Class B-2 Certificates and any Distribution Date, the sum of any of the Interest Distribution Amount, Carryover Interest Distribution Amount, Liquidation Loss Interest Amount and Unpaid Liquidation Loss Interest Shortfall for such Class remaining unpaid after application of the Available Distribution Amount in accordance with Section 6.01(a).

     "Interest Deficiency Withdrawal" means, with respect to any Distribution Date and the:

          (i) Class M-1 Certificates, the lesser of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $311,202.00 and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class M-1 Certificates and (C) the amount remaining on deposit in the Collection Account after withdrawal of the Available Distribution Amount;

          (ii) Class M-2 Certificates, the lesser of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $162,256.50 and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class M-2 Certificates and (C) the amount remaining on deposit in the Collection Account after making the Class M-1 Interest Deficiency Withdrawal;

          (iii) Class B-1 Certificates, the lesser of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $179,473.60 and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class B-1 Certificates and (C) the amount remaining on deposit in the Collection Account after making the Class M-2 Interest Deficiency Withdrawal; and

          (iv) Class B-2 Certificates, the lesser of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $224,115.43 and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class B-2 Certificates and (C) the amount remaining on deposit in the Collection Account after making the Class B-1 Interest Deficiency Withdrawal.

     "Interest Distribution Amount" means, with respect to a Class of Certificates (other than the Class X Certificates) and a Distribution Date, the amount of interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on, in the case of a Class A Certificate, the Certificate Principal Balance of such Class of Certificates and, in the case of a Class of Subordinate Certificates, the Adjusted Certificate Principal Balance of such Class of Subordinate Certificates.

     "Issuing REMIC" shall have the meaning set forth in Section
10.12(a).

     "Land Home Contract" means a Contract that is secured, or intended to be secured, by a lien on the real estate on which the related Manufactured Home is located.

     "Late Payment Fees" means any late payment fees paid by Obligors on Contracts, determined in accordance with the terms thereof.

     "Latest Possible Maturity Date" means the 396th Distribution
Date.

     "Lien" means any lien, claim, charge, security interest or other encumbrance.

     "Liquidated Contract" means any defaulted Contract as to which the Servicer has determined that all amounts it expects to recover from or on account of such Contract have been recovered; provided that any defaulted Contract in respect of which the related Manufactured Home and, in the case of Land Home Contracts, Mortgaged Property have been realized upon and disposed of and the proceeds of such disposition have been received shall be deemed to be a Liquidated Contract.

     "Liquidation Expenses" means all reasonable out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the liquidation of any defaulted Contract, on or prior to the date on which the related Manufactured Home and, in the case of Land Home Contracts, Mortgaged Property are disposed of, including, without limitation, reasonable legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 5.06 or 5.11 (to the extent such amount is reimbursable pursuant to Section
5.06 or 5.08, as the case may be) respecting such Contract and any unreimbursed expenditures for property taxes or for property restoration or preservation that are related to such liquidation.

     "Liquidation Loss Amount" means, with respect to each Distribution Date, the amount, if any, by which (i) the aggregate
Certificate Principal Balance of all the Certificates, after all distributions have been made on such Distribution Date, exceeds
(ii) the Pool Balance.

     "Liquidation Loss Interest Amount" means, with respect to a Class of Subordinate Certificates and a Distribution Date, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Liquidation Loss Amount for such Class as of the immediately preceding Distribution Date.

     "Liquidation Proceeds" means cash (including insurance proceeds other than those applied to the restoration of the related Manufactured Home or released to the related Obligor in accordance with the normal servicing procedures of the Servicer) received in connection with the liquidation of defaulted Contracts, whether through repossession or otherwise.

     "Loan-to-Value Ratio" means, with respect to any Contract, the fraction, expressed as a percentage, the numerator of which is the original principal balance of such Contract, and the denominator of which is the Value of such Contract.

     "London Banking Day" means any day on which commercial banks are open for business and foreign currency deposits are transacted in the London interbank market.

     "Manufactured Home" means a unit of manufactured housing that meets the requirements of Section 25(e)(10) of the Code, including all accessions thereto, securing the indebtedness of the Obligor under a Contract.

     "Monthly Payment" means, with respect to any Contract, the amount of each monthly payment payable by the related Obligor in accordance with the terms thereof without giving effect to any adjustments by reason of bankruptcy or similar proceedings or any waiver, extension or grace period.

     "Monthly Report" means the monthly report described in
Section 7.01.

     "Monthly Servicing Fee" means, as of any Distribution Date, an amount (which shall not be less than zero) equal to one-twelfth of 1.00% (or, in the case of a successor Servicer engaged at any time after IndyMac is no longer the Servicer, the percentage agreed upon pursuant to Section 8.08) of the Pool Balance for the immediately preceding Distribution Date, less the amount, if any, by which interest received on Simple Interest Contracts is less than 30 days of interest due to a calendar month being less than 30 days long, to the extent that the Servicer has not advanced such amounts pursuant to Section 6.03(a).

     "Monthly Trustee Fee" means, as of any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the Pool Balance with respect to such Distribution Date.

     "Mortgage" means the mortgage creating a first lien on an estate in fee simple in the real property securing a Contract.

     "Mortgaged Property" means the property subject to a Mortgage.

     "Net Liquidation Loss" means, with respect to a Liquidated Contract, the amount, if any, by which (i) the unpaid principal balance of such Liquidated Contract plus accrued and unpaid interest thereon at the related APR to the date on which such Contract became a Liquidated Contract exceeds (ii) the related Net Liquidation Proceeds.

     "Net Liquidation Proceeds" means, with respect to any Liquidated Contract, Liquidation Proceeds net of the sum of (i) Liquidation Expenses and (ii) any amount required to be paid to the Obligor or any other party with an interest in the Manufactured Home or any related Mortgaged Property that is senior to the interest of the Trust Fund.

     "Nonrecoverable Advance" means any Advance made or proposed to be made pursuant to Section 6.03 that the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from Liquidation Proceeds or otherwise from the related Contract. In determining whether an Advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment. The determination by the Servicer that any Advance is, or if made would constitute, a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Trustee and stating the reasons for such determination.

     "Obligor" means each person who is indebted under a Contract or who has acquired a Manufactured Home subject to a Contract.

     "Officer's Certificate" means a certificate signed by the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee as required by this Agreement.

     "One-Month LIBOR" means, with respect to any Distribution
Date and Interest Accrual Period, the amount so calculated in accordance with the provisions of Section 6.07.

     "Opinion of Counsel" means a written opinion of counsel, who may be the counsel for the Depositor or the Servicer, addressed and delivered to the Trustee and any other entity or entities specified herein who shall be reasonably acceptable to the Trustee.

     "Outstanding" means, with respect to any Contract as to the time of reference thereto, a Contract that has not been fully prepaid and has not become either a Liquidated Contract or a Repurchased Contract prior to such time of reference.

     "Outstanding Amount Advanced" means, with respect to any Distribution Date, the aggregate of all Advances remitted by the Servicer pursuant to Section 6.03 less the aggregate of all Advance Reimbursement Amounts actually received prior to such Distribution Date.

     "Overcollateralization Reduction Amount" means for any Distribution Date, the positive difference, if any, between the Current Overcollateralization Amount and the Target
Overcollateralization Amount.

     "Ownership Interest" means any legal or beneficial, direct or indirect, ownership or other interest.

     "Pass-Through Rate" means, as to any Class of Certificates, the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate, the Class A-R Pass-Through Rate, the Class M-1 Pass-Through Rate, the Class M-2 Pass-Through Rate, the Class B-1 Pass-Through Rate or the Class B-2 Pass-Through Rate, as the case may be.

     "Paying Agent" means any paying agent appointed pursuant to
Section 4.06.

     "Percentage Interest" means, with respect to a Certificate of any Class, the percentage interest evidenced thereby in distributions required to be made on the Certificates of such Class, such percentage interest being equal to the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all of the outstanding Certificates of such Class (or, in the case of a Class X Certificate, being equal to the percentage specified on the face of such Class X Certificate).

     "Permitted Transferee" means any Person other than (i) the United States, a State or any political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any such govern-mental unit); (ii) a foreign government, international organiza-tion or agency or instrumentality of either of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit);
(iii) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to a Class A-R Certificate (except certain farmers' cooperatives described in Code Section 521); (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2); (v) a Non-U.S. Person; and
(vi) any other Person so designated by the Servicer based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a two-tiered REMIC at any time that any Certificates are outstanding. For purposes of the foregoing, the terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A "Non-U.S. Person" means an individual, corporation, partnership or other person for United States federal income tax purposes other than (i) any individual who is a citizen or resident of the United States, (ii) a corporation or partnership (including any entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia unless, in the case of a partnership, Treasury regulations provide otherwise,
(iii) an estate the income of which is subject to United States federal income tax regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, or (v) certain trusts in existence on August 20, 1996, and treated as United States persons (as defined in Code Section 7701(a)(30)) prior to such date that elect to continue to be so treated.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

     "Pool Factor" means, with respect to any Distribution Date and any Class of Certificates, the percentage, carried out to seven decimal places, obtained by dividing the Certificate Principal Balance of such Class of Certificates, after giving effect to all distributions made on such Distribution Date, by the Initial Certificate Principal Balance of such Class of Certificates.

     "Pool Balance" means, with respect to any Distribution Date,
(i) the Cut-off Date Pool Balance less (ii) the aggregate of the Formula Principal Distribution Amounts (without subtracting therefrom any Overcollateralization Reduction Amount) for such Distribution Date and all prior Distribution Dates.

     "Pooling REMIC" shall have the meaning set forth in Section
10.12(a).

     "Prepayment Interest Excess" means, as to any Principal Prepayment in full received by the Servicer after a Contract's Due Date during any Prepayment Period, all amounts paid by the related Obligor in respect of interest during such Prepayment Period in excess of one month's interest at the related APR on such Principal Prepayment.

     "Prepayment Interest Shortfall" means, as to any Principal Prepayment in full received by the Servicer prior to a Contract's Due Date during any Prepayment Period, the amount, if any, by which one month's interest at the related APR on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     "Prepayment Period" means, with respect to a Distribution
Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

     "Principal Distribution Tests" will be satisfied with respect to any Distribution Date, if (i) the Average Sixty-Day Delinquency Ratio does not exceed 5.00%, (ii) the Average Thirty-Day Delinquency Ratio does not exceed 7.00%, (iii) the Cumulative Realized Loss Test is satisfied and (iv) the Current Realized Loss Ratio does not exceed 2.75%.

     "Principal Prepayment" means, with respect to any Contract, a payment or other recovery of principal made on or in respect thereof (exclusive of Liquidation Proceeds) that is received in advance of the related Due Date and applied upon receipt (or, in some instances with respect to a partial prepayment made on an Actuarial Contract, upon one or more future Due Dates) to reduce the Contract Principal Balance of such Contract prior to the Due Date or Due Dates on which such principal amounts are due.

     "PTCE 95-60" means Department of Labor Prohibited
Transaction Class Exemption 95-60.

     "Qualified Bidders" means firms and institutions that are engaged in the business of buying and selling manufactured housing installment sales and installment loan contracts.

     "Rated Certificates" means each Class of Certificates that has been rated by a Rating Agency.

     "Rating Agencies" means Fitch and Standard & Poor's.

     "Realized Losses" means, with respect to any Distribution
Date, the aggregate Net Liquidation Losses of all Contracts that became Liquidated Contracts during the related Due Period.

     "Record Date" means (i) with respect to any Distribution Date and the Book-Entry Certificates, the close of business on the Business Day immediately preceding such Distribution Date, and (ii) with respect to any Distribution Date and the Definitive Certificates (including the Class A-R, Class X and Class B-2 Certificates), the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "REMIC" means a real estate mortgage investment conduit within the meaning of Section 860D(a) of the Code.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     "REO Property" means any Manufactured Home or Mortgaged
Property acquired by the Servicer in a repossession or foreclosure.

     "Repossession Profits" means, with respect to any Distribution Date, the excess, if any, of Net Liquidation Proceeds in respect of each Contract that became a Liquidated Contract during the related Due Period over the sum of the Contract Principal Balance of such Contract plus accrued and unpaid interest thereon at the related APR from the Due Date to which interest was last paid by the Obligor to the Due Date in the Due Period in which such Contract became a Liquidated Contract.

     "Repurchase Price" means, with respect to any Repurchased Contract, an amount equal to the unpaid principal balance of such Contract as of the beginning of the month of repurchase plus accrued interest from the Due Date with respect to which the Obligor last made a payment to the Due Date in the Due Period in which such Contract is repurchased.

     "Repurchased Contract" means a Contract repurchased or required to be repurchased by the Seller pursuant to Section
3.05(a).

     "Responsible Officer" means, when used with respect to the Trustee, (i) any officer within the Corporate Trust Office, including any vice president, assistant vice president, secretary, assistant secretary, treasurer, assistant treasurer, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at the time shall be such officers, respectively, or to whom a particular matter is referred because of such officer's knowledge of and familiarity with the particular subject and (ii) who shall have direct responsibility for the administration of this Agreement.

     "Sale and Purchase Agreement" means that certain sale and purchase agreement, dated as of the date hereof, between the Seller and the Depositor, regarding the sale by the Seller and purchase by the Depositor of the Contracts.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Seller" means IndyMac, in its capacity as Seller under the Sale and Purchase Agreement and this Agreement, and its successors.

     "Servicer" means IndyMac, in its capacity as Servicer under the Sale and Purchase Agreement and this Agreement, or its successor in interest or any successor under this Agreement as provided by Section 8.07.

     "Servicer's Certificate" means an Officer's Certificate of the Servicer completed, executed and delivered pursuant to
Section 7.02, substantially in the form of Exhibit J.

     "Servicing File" means all documents, records and other items maintained by the Servicer with respect to a Contract and not included in the corresponding Contract File, including the original title document or application for title, the credit application, credit reports and verifications, appraisals, tax and insurance records, payment records, insurance claim records, correspondence and the Computer Tape.

     "Servicing Officer" means any officer or employee of the Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     "Simple Interest Contract" means any Contract with respect to which payments of principal are calculated and applied pursuant to the simple interest method.

     "Sixty-Day Delinquency Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Contract Principal Balance of all Contracts that were delinquent 60 or more days as of the end of the preceding calendar month (including Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Balance for such Distribution Date.

     "State" means any state of the United States or the District of Columbia.

     "Standard & Poor's" means Standard & Poor's, a division of
The McGraw-Hill Companies.

     "Step-Up APR" has the meaning set forth in Section 3.02(n).

     "Step-Up Period" means, with respect to each Step-Up Rate
Contract, the period commencing with the thirteenth month of such Contract and ending at the maturity of the Contract.

     "Step-Up Rate Contract" means a Contract that provides for a one-time increase in the applicable APR (and therefore an increase in each subsequent Monthly Payment) at the commencement of the thirteenth month of such Contract.

     "Subordinate Certificates" means the Class M and Class B
Certificates.

     "Subservicer" means any Person to whom the Servicer has delegated its duties as Servicer pursuant to a Subservicing
Agreement.

     "Subservicing Agreement" means an agreement between the Servicer and any Subservicer, as contemplated by Section 5.03.

     "Target Overcollateralization Amount" means (i) for any Distribution Date prior to the Cross-over Date, 1.75% of the Cut-off Date Pool Balance and (ii) for any other Distribution Date, the lesser of (a) 1.75% of the Cut-off Date Pool Balance and (b) 3.07% of the then-outstanding Pool Balance; provided, however, that so long as any Class of Certificates is outstanding, the Target Overcollateralization Amount will not be less than 0.50% of the Cut-off Date Pool Balance.

     "Tax" means any tax, including interest, penalties, additional amounts or additions to tax.

     "Tax Matters Person" means the Person designated as "tax matters person" in the manner provided under Treasury regulation
[] 1.860F-4(d) and temporary Treasury regulation []
301.6231(a)(7)-1T. Initially, the Tax Matters Person shall be the Trustee.

     "Tax Matters Person Certificate" means the Class A-R
Certificate with a denomination equal to 0.001% of the Class A-R
Certificate Principal Balance.

     "Termination Price" means the sum of (i) any Liquidation Expenses incurred by the Servicer in respect of any Contract that has not yet been liquidated, (ii) all amounts required to be reimbursed or paid to the Servicer in respect of previously unreimbursed Advances and (iii) the greater of (a) the sum of (1) the aggregate Contract Principal Balance, plus accrued and unpaid interest thereon at the related APRs through the end of the Due Period immediately preceding the Due Period in which the termination purchase will occur, plus (2) the lesser of (A) the aggregate Contract Principal Balance of each Contract that had been secured by any REO Property remaining in the Trust Fund, plus accrued interest thereon at the related APR through the end of the Due Period immediately preceding the Due Period in which the terminating purchase will occur, and (B) the current Appraised Value of any such REO Property (net of Liquidation Expenses to be incurred in connection with the disposition of such property estimated in good faith by the Servicer), such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee, plus all previously unreimbursed Advances made in respect of such REO Property, and (b) the aggregate fair market value of the Trust Fund (as determined by the Servicer, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to
Section 11.01) plus all previously unreimbursed Advances. The fair market value of the assets of the Trust Fund as determined for purposes of a terminating purchase will be deemed to include accrued interest at the applicable APR on the Contract Principal Balance (including any Contract that had been secured by a REO Property, which REO Property has not yet been disposed of by the Servicer) through the end of the Due Period immediately preceding the Due Period in which the terminating purchase will occur. The basis for any such valuation shall be furnished by the Servicer to the Certificateholders upon request.

     "Thirty-Day Delinquency Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Contract Principal Balance of all Contracts that were delinquent 30 or more days as of the end of the preceding calendar month (including Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Balance for such Distribution Date.

     "Transfer" means any direct or indirect transfer or sale of any Ownership Interest in a Class A-R Certificate.

     "Transfer Affidavit" means an affidavit of the Transferee of a Class A-R Certificate, substantially in the form of Exhibit K.

     "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Class A-R Certificate.

     "Trust Fund" means the corpus of the trust created by this Agreement, to the extent described herein, consisting of the Contracts (including, without limitation, the security interest created thereby), including all rights to receive payments received with respect to the Contracts on or after the Cut-off Date, such assets as shall from time to time be identified as deposited in the Collection Account and the Certificate Account, a Manufactured Home and any related Mortgaged Property that secured a Contract (other than a Repurchased Contract) and that have been acquired in realizing upon such Contract, the Mortgages, the obligation of the Seller to repurchase Repurchased Contracts pursuant to Section 3.05, the proceeds of the Hazard Insurance Policies and all rights of the Depositor under the Sale and Purchase Agreement.

     "Trustee" means BNY, or its successors or assigns under this Agreement.

     "Trustee Fee Rate" means, with respect to each Contract, the per annum rate agreed upon in writing on or prior to the Closing
Date by the Trustee and the Servicer.

     "Trustee's Fees" means the fees, other than the Monthly
Trustee Fee, expenses and disbursements of the Trustee set forth in Section 10.05.

     "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction or, in the case of Louisiana, the comparable provisions of Louisiana law.

     "Underwriters" means Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated.

     "United States" means the United States of America.

     "Unpaid Certificate Principal Shortfall" means, with respect to a Distribution Date, the Class A Unpaid Certificate Principal Shortfall in the case of the Class A Certificates, the Class M-1 Unpaid Certificate Principal Shortfall in the case of the Class M-1 Certificates, the Class M-2 Unpaid Certificate Principal Shortfall in the case of the Class M-2 Certificates, the Class B-1 Unpaid Certificate Principal Shortfall in the case of the Class B-1 Certificates and the Class B-2 Unpaid Certificate Principal Shortfall in the case of the Class B-2 Certificates.

     "Unpaid Liquidation Loss Interest Shortfall" means, with respect to a Distribution Date, the Class M-1 Unpaid Liquidation Loss Interest Shortfall with respect to the Class M-1 Certificates, the Class M-2 Unpaid Liquidation Loss Interest Shortfall with respect to the Class M-2 Certificates, the Class B-1 Unpaid Liquidation Loss Interest Shortfall with respect to the Class B-1 Certificates and the Class B-2 Unpaid Liquidation Loss Interest Shortfall with respect to the Class B-2 Certificates.

     "Value" means, with respect to each Contract, the sum of (i) either (a) the sum of the down payment (which includes the value of any trade-in unit) and the original amount financed on the related Contract (which may include sales and other taxes and insurance and prepaid finance charges) or (b) the Appraised Value of the related Manufactured Home and (ii) the Appraised Value of the land, if any, securing the Contract.

     "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President", who is a duly elected officer of such Person.

     "Weighted Average Net Contract Rate" means, with respect to any Distribution Date, the per annum rate equal to (i) the weighted average of the APRs borne by the Contracts and applicable to Monthly Payments due in the related Due Period less
(ii) the per annum rate used to calculate the Monthly Servicing Fee and the per annum rate used to calculate the Monthly Trustee Fee.
                           ARTICLE TWO

          CONVEYANCE OF CONTRACTS; CUSTODY OF CONTRACTS

     Section 2.01.  Conveyance of Contracts and Other Rights.

     The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, sell, assign, set over and otherwise convey to the Trustee without recourse (i) all of its right, title and interest in, to and under the Contracts (including, without limitation, the security interests created thereby) and any related Mortgages, including all interest and principal received with respect to the Contracts on or after the Cut-off Date, (ii) all of the rights under any Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract, (iii) all documents contained in the Contract Files, (iv) all other of its rights relating to and payments made with respect to other assets comprising the Trust Fund and (v) all proceeds of the foregoing.

     In the case of any Land Home Contract, not later than 180 days following receipt by the Servicer of the original Mortgage with evidence of recording by the appropriate public recording office indicated thereon, the Servicer shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records and (iii) deliver or cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof, and the Servicer need not cause to be recorded any assignment that relates to a Land Home Contract (a) the Mortgaged Property and Contract File relating to which are located in California or (b) in any other jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Land Home Contract.

     The ownership of each Contract and the contents of the related Contract File and Servicing File are vested in the Trustee. The contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Trustee as the owner thereof and the Servicer's possession of the contents of each Servicing File so retained is for the sole purpose of servicing the related Contract, and such retention and possession by the Servicer is in a custodial capacity only. Neither the Depositor nor the Servicer claim any ownership interest in the Contracts; provided, however, that the Servicer shall retain the customer list and have the right to solicit obligors for products it customarily makes available to obligors in general.

     It is the intention of the parties hereto that the conveyance of the Depositor's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If the conveyance of the Contracts from the Seller to the Depositor to the Trustee is characterized as a pledge and not a sale, then the Depositor shall be deemed to have transferred to the Trustee, in addition to the Trust Fund, all of the Depositor's right, title and interest in, to and under the obligation or obligation deemed to be secured by said pledge; and it is the intention of the parties hereto that the Seller and the Depositor shall also be deemed to have granted to the Trustee a first priority security interest in all of the Seller's and the Depositor's right, title and interest in, to and under the obligation or obligation deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of such security interest.

     If the conveyance of the Contracts from the Depositor to the Trustee is characterized as a pledge, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that each of the Seller and the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of its right, title and interest in, to and under the Contracts, all payments of interest and principal on or in respect of the Contracts received on or after the Cut-off Date, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person as a Holder or Certificate Owner of any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

     Section 2.02.  Filing; Name Change or Relocation.

     (a)(i) On or prior to the Closing Date, the Seller shall cause to be filed, in the office of the Secretary of State of the State of California, UCC-1 financing statements describing the Contracts and other items of the Trust Fund as collateral and naming the Seller as debtor and the Depositor as secured party. On or prior to the Closing Date, the Depositor shall cause to be filed, in the office of the Secretary of State of the State of New York and the County of New York, a UCC-1 financing statement describing the Contracts and other items of the Trust Fund as collateral and naming the Depositor as debtor and the Trustee as secured party. The Servicer shall also cause to be filed all necessary continuation statements for each of the foregoing UCC-1 financing statements.

     (ii) Subject to the following sentence, from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' interests in the Contracts and other items of the Trust Fund and their proceeds and the Manufactured Homes and any related Mortgaged Property against all other Persons, including, without limitation, the filing of financing statements and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. IndyMac, so long as it is the Servicer, shall not be required to cause notations to be made on any document of title relating to any Manufactured Home or to execute any transfer instrument (including, without limitation, any UCC-3 assignments) relating to any Manufactured Home (other than a notation or a transfer instrument necessary to show the Seller or an Affiliate thereof as the lienholder or legal title holder) or, except as provided in Section 2.01 with respect to Land Home Contracts, to file documents in real property records with respect to a Manufactured Home or related Contract or any related Mortgaged Property, absent notice from the Trustee or the Depositor or actual knowledge that such Manufactured Home (other than a Manufactured Home securing a Land Home Contract) has become real property under applicable state law; provided this sentence shall not have any effect on the representation and warranty in Section 3.02(j) and the Seller's obligations in respect thereof in Section 3.05; provided, further, that the Servicer shall not be required to protect the Trustee from any Liens on the Contracts, their proceeds or the Manufactured Homes created by the Depositor or conveyances of the Contracts or their proceeds by the Depositor. Nothing in the preceding sentence shall be construed to limit the indemnification obligations of the Servicer set forth in Section 10.05. The Seller and the Depositor agree to take whatever action is necessary to enable the Servicer to file financing statements and continuation statements and otherwise act to perfect and protect the Certificateholders' interests in the Contracts, the Manufactured Homes and any related Mortgaged Property as set forth in this Agreement. Assuming that the Depositor and the Trustee perform such actions as are required at the direction of the Servicer, the Servicer will maintain a first priority security interest in each Manufactured Home and any related Mortgaged Property so long as the related Contract is the property of the Trust; provided, however, that the Seller, so long as it is the Servicer, shall not be required to cause notations to be made on any document of title relating to any Manufactured Home, to execute any transfer instrument (including, without limitation, any UCC-3 assignments) relating to any Manufactured Home (other than a notation or a transfer instrument necessary to show the Seller or an Affiliate thereof as lienholder or legal title holder) or to file documents in real property records with respect to a Manufactured Home or related Contract or any related Mortgaged Property, absent notice from the Trustee, or the Depositor or actual knowledge that such Manufactured Home (other than a Manufactured Home securing a Land Home Contract) has become real property under applicable state law or to protect the Trustee from any Liens created by the Depositor on any Manufactured Home.

     (b) During the term of this Agreement, neither the Seller nor the Depositor shall change its name, identity or structure or relocate its chief executive office without first giving notice to the Trustee. If any change in the Seller's or the Depositor's name, identity or structure or the relocation of its chief executive office would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Seller or the Depositor, as the case may be, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Certificateholders' interests in the Contracts and proceeds thereof and in the Manufactured Homes.

     (c) The Seller hereby represents and warrants that its current chief executive offices are located in the State of California. The Depositor hereby represents and warrants that its chief executive offices are in the State of New York. During the term of this Agreement, the Seller and the Depositor will each maintain its respective chief executive office in one of the States of the United States, except Louisiana and Tennessee.

     (d) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Certificateholders' right, title and interest in, to and under the Contracts (including, without limitation, the security interest in the Manufactured Homes granted thereby) and any related Mortgages.

     Section 2.03. Acceptance by Trustee. The Trustee hereby acknowledges conveyance of the Contracts and any related Mortgages to the Trustee and declares that the Trustee, directly or through a custodian, holds and will hold the Contract Files in trust for the use and benefit of all present and future Certificateholders. The Trustee hereby certifies that no Responsible Officer has received notice or has actual knowledge of (i) any adverse Lien with respect to any Contract, (ii) any Contract being overdue or dishonored, (iii) any evidence on the face of any Contract of any security interest therein adverse to the Trustee's interest or (iv) any defense against or claim against any Contract by the Obligor or by any other party.

     Section 2.04. Conditions to Closing. On the Closing Date, the Depositor shall direct the Trustee to authenticate and deliver the Certificates only upon receipt of letters from Standard & Poor's and Fitch confirming that (i) the Class A-1, A-2, A-3, A-4 and A-R Certificates have been rated AAA, (ii) the Class M-1 Certificates have been rated at least AA, (iii) the Class M-2 Certificates have been rated at least A, and (iv) the Class B-1 Certificates have been rated at least BBB.

     Section 2.05. Contribution of Assets. Except as provided in Section 3.05(a) as relates to a deposit in lieu of repurchase of a Contract the principal balance of which is incorrectly set forth on the Contract Schedule, following the Closing Date, the Trustee shall not accept any contribution of additional assets to the Trust Fund unless the Depositor has delivered to the Trustee an Opinion of Counsel to the effect that (i) the contribution of such assets into the Trust Fund will not cause the Trust Fund to fail to qualify as a two-tiered REMIC so long as any Certificate is outstanding and (ii) such contribution will not cause the imposition of Tax on contributions to the Trust Fund after the "start-up day" (as defined in Section 860G(a)(9) of the Code) with respect thereto.

     Section 2.06. Execution and Authentication of Certificates. The Trustee, on behalf of the Trust Fund, has caused to be executed, authenticated and delivered to or upon the written order of the Depositor, in exchange for the Trust Fund, concurrently with the transfer, sale, assignment, setting over and conveyance to the Trustee of the Trust Fund, Certificates in authorized denominations evidencing the ownership of the entire Trust Fund.

                          ARTICLE THREE

                 REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations and Warranties as to the Seller. The Seller makes the following representations and warranties to the other parties hereto and the Certificateholders. Such representations and warranties shall speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

          (a) Organization and Good Standing; Licensing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the condition, financial or other, or the earnings or business affairs of the Seller. The Seller was properly licensed in each jurisdiction at the time of its purchase of each Contract in such jurisdiction to the extent required by the laws of such jurisdiction as applied to the purchase of such Contract and the failure to be so licensed would have a material adverse effect on the enforceability of the related Contracts.

          (b) Authorization; Binding Obligations. The Seller has the power and authority to make, execute and deliver this Agreement and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (c) No Consent Required. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or the failure to obtain will not have a material adverse effect on the business operations, assets or financial condition of the Seller.

          (d) No Violations. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or the charter or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound, except for such violations or breaches that, in the aggregate, will not have a material adverse effect on the business, operations, assets or financial condition of the Seller.

          (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates that, if adversely determined, would in the opinion of the Seller have a material adverse effect on the transactions contemplated by this Agreement.

     Section 3.02. Representations and Warranties as to Each Contract. The Contracts have been sold by the Seller to the Depositor pursuant to the Sale and Purchase Agreement. In connection with such sale, the Seller made the representations and warranties contained in Sections 3.02 and 3.03 to the Depositor. As a condition of the purchase by the Depositor, the Depositor has required that the Seller make such representations and warranties directly to the Trustee and the Certificateholders so that the Trustee may recover directly against the Seller on such representations and warranties rather than indirectly through claims by the Depositor against the Seller.
Consequently, the Seller represents and warrants to the other parties hereto and the Certificateholders as to each Contract as of the Cut-off Date or the Closing Date, as the case may be.
Such representations and warranties shall speak as of the execution and delivery of this Agreement (and as to the best knowledge as of such date), but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

          (a) Contract Schedule. As of the Cut-off Date, the information set forth in the Contract Schedule is true and correct in all material respects with respect to each Contract.

          (b) Payments. As of the Cut-off Date, no Monthly Payment is more than 30 days past due, and no portion of the Monthly Payment due in the second month next preceding the month in which the Cut-off Date occurs was made directly or indirectly by the Seller on behalf of the Obligor.

          (c) No Waivers. The terms of the Contract and any related Mortgage have not been waived, altered or modified in any respect, except by instruments or documents included in the Contract File.

          (d) Binding Obligation. The Contract and any related Mortgage is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (e) Insurance. The Manufactured Home securing the Contract is covered by a Hazard Insurance Policy in the amount required by Section 5.08, except to the extent that such an insurance policy has been cancelled and the Seller has not yet received notification thereof. All premiums due as of the Closing Date on such insurance have been paid in full or, with respect to insurance placed by the Servicer, will have been paid in full within 90 days after the Closing Date.

          (f) Origination. The Contract was either (i) originated by a manufactured housing dealer acting, to the best of the Seller's knowledge, in the regular course of its business and was purchased by the Seller or an Affiliate thereof in the regular course of its business, and if by an Affiliate, purchased by the Seller from such Affiliate in the regular course of its business, (ii) originated by the Seller or an Affiliate thereof in the regular course of its business, and if by an Affiliate, purchased by the Seller from such Affiliate in the regular course of its business, or (iii) originated by a third-party originator and purchased by the Seller or an Affiliate thereof, and if by an Affiliate, purchased by the Seller from such Affiliate in the regular course of its business.

          (g) Lawful Assignment. The Contract and any related Mortgage was not originated in and is not subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract from the Seller to the Depositor or the transfer or ownership of the Contract under this Agreement or pursuant to transfers of Certificates unlawful, void or voidable or render the Contract unenforceable in any respect.

          (h) Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending and equal credit opportunity laws and lender licensing laws, applicable to the Contract and any related Mortgage or the servicing of any Contract have been complied with except to the extent that failure to comply would not have a material adverse effect on the enforceability of the related Contract.

          (i) Contract in Force. The Contract and any related Mortgage has not been satisfied or subordinated in whole or in part or rescinded, and the Manufactured Home securing the Contract has not been released from the lien of the Contract and any related Mortgage in whole or in part.

          (j) Valid Security Interest. The Contract, together with any related Mortgage, creates a valid, subsisting and enforceable first priority security interest in favor of the Seller or an Affiliate thereof in the Manufactured Home covered thereby and, in the case of a Land Home Contract, a first mortgage lien on the related Mortgaged Property, subject to (i) the lien of current real property taxes and assessments, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Land Home Contract obtained by the Seller and (iii) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage; such security interest or Mortgage has been assigned by the Seller to the Depositor and, assuming the due authorization, execution and delivery by the Depositor of this Agreement, the Sale and Purchase Agreement and such other instruments relating to the transfer of the Contract to the Trustee as the Seller has presented to the Depositor for execution and delivery, by the Depositor to the Trustee, and, assuming the Depositor has neither conveyed an interest in the Contract or related Mortgaged Property except pursuant to this Agreement nor created any Lien on the Contract, their proceeds or any Manufactured Home or related Mortgaged Property except as contemplated by this Agreement, the Trustee has a valid and perfected first priority security interest in such Manufactured Home and, in the case of a Land Home Contract, a first mortgage lien on the related Mortgaged Property.

          (k) Good Title. Each of the Seller and any Affiliate thereof from whom the Seller directly or indirectly acquired the Contract purchased such Contract and any related Mortgage for value and took possession thereof in the ordinary course of its business, without knowledge that the Contract was subject to any security interest. Immediately prior to the transfer of the Contract and any related Mortgage by the Seller to the Depositor, the Seller had good and marketable title thereto free and clear of any Lien (other than any Liens created by any financing arrangements in respect of the Contracts, which Liens will be released concurrently with the issuance of the Certificates) and was the sole owner thereof with full right to transfer the Contract and any related Mortgage to the Depositor. Except as otherwise provided in the parenthetical in the preceding sentence, the Seller has not sold, assigned or pledged the Contract or any related Mortgage to any Person other than the Depositor and prior to the transfer of the Contract and any related Mortgage by the Seller to the Depositor and by the Depositor to the Trust, the Seller had good and marketable title thereto free and clear of any Lien, was the sole owner thereof with full right to transfer the Contract to the Depositor and has transferred all right, title and interest in, to and under the Contract to the Depositor, free and clear of any Lien.

          (l) No Defaults. To the best of the Seller's knowledge, as of the Cut-off Date there was no default, breach, violation or event permitting acceleration existing under the Contract and any related Mortgage and no event that, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except payment delinquencies permitted by clause (b) above). The Seller has not waived any such default, breach, violation or event permitting acceleration, except by instruments or documents included in the Contract File.

          (m) No Liens. As of the Closing Date, there are, to the best of the Seller's knowledge, no Liens that have been filed for work, labor or materials affecting the Manufactured Home securing the Contract that are or may be liens prior to, or equal or coordinate with, the lien of the Contract.

          (n) Equal Installments. Each Contract that is not a Step-Up Rate Contract is computed according to either the "actuarial" method or the simple interest method. Each Contract has a fixed APR and provides for level monthly payments of principal and interest (except that the payment at maturity may be slightly larger) that fully amortize the loan over its term. Each Step-Up Rate Contract has an initial fixed APR (the "Initial APR") and level monthly payments of principal and interest during its Initial Period, and a subsequent fixed APR that is 2.01% above the Initial APR (the "Step-Up APR"), and correspondingly increased level monthly payments of principal and interest, during the Step-Up Period. The total amount and the principal portion of the Monthly Payment with respect to any Step-Up Rate Contract during its Initial Period or Step-Up Period, as applicable, is determined on a basis that would cause such Contract to be fully amortized over its remaining term (at the commencement of such period) on a level payment basis based on the Initial APR or the Step-Up APR, as applicable. Each Contract is either a Simple Interest Contract or an Actuarial Contract.

          (o) Enforceability. The Contract and any related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

          (p)  One Original.  There is only one original executed
     Contract, which is in the custody of the Trustee on the Closing Date.

          (q) Loan-to-Value Ratio. At the time of its origination, the Contract had a Loan-to-Value Ratio (rounded to the nearest 1%) not greater than 100%.

          (r) Not Real Estate. The related Manufactured Home (other than a Manufactured Home that secures a Land Home Contract) is personal property, was personal property at the time of the execution and delivery of the related Contract by the parties thereto, and is not and was not, at such time, considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located. The related Manufactured Home is, to the best of the Seller's knowledge, free of damage and in good repair.

          (s) Notation of Security Interest. If the related Manufactured Home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Manufactured Home is being applied for, such title document will show, the Seller or an Affiliate thereof as the holder of a first priority security interest in such Manufactured Home. If the related Manufactured Home is located in a state in which the filing of a financing statement or the making of a fixture filing under the UCC is required to perfect a security interest in manufactured housing, such filings or recordings have been duly made and show the Seller or an Affiliate thereof as secured party.
     If the related Manufactured Home secures a Land Home Contract and is located in a state that does not permit separate evidence of Liens on the Manufactured Home and the property on which it is located, such Manufactured Home and, in the case of all Land Home Contracts, the related land securing such Land Home Contract or the Manufactured Home, as the case may be, are subject to a Mortgage properly filed in the appropriate public recording office and naming IndyMac or an Affiliate thereof as mortgagee. In either case, assuming the due authorization, execution and delivery by the Depositor of this Agreement, the Sale and Purchase Agreement and such other instruments relating to the transfer of the Contracts to the Trustee as the Seller has presented to the Depositor for execution and delivery, the Trustee has the same rights as the secured party of record would have (if such secured party were still the owner of the Contract) against all Persons claiming an interest in such Manufactured Home.

          (t) Secondary Mortgage Market Enhancement Act. The Manufactured Home related to each Contract is a "manufactured home" within the meaning of 42 United States Code, Section 5402(6), and each Contract was originated (within the meaning of Section 3(a)(41)(A)(ii) of the Securities Exchange Act of 1934, as amended) in compliance with the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended

          (u) Qualified Mortgage for REMIC. Each Contract is secured by a "single family residence" within the meaning of
     Section 25(e)(10) of the Code.

     Section 3.03. Representations and Warranties as to the Contracts. The Seller represents and warrants to the other parties hereto and the Certificateholders as follows. Such representations and warranties shall speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

          (a) Amounts. The aggregate principal amounts payable by Obligors under the Contracts as of the Cut-off Date equals or exceeds the Cut-off Date Pool Balance, and each Contract has an APR as of the Cut-off Date equal to or greater than 6.25%.

          (b)  Characteristics.

               (i) based on the Cut-off Date Pool Balance, not more than 16.86% of the Contracts are secured by Manufactured Homes located in any one state;

              (ii)  based on Cut-off Date Pool Balance, (A)
          28.45% of the Contracts are Land Home Contracts;

             (iii) As of the Cut-off Date, (A) 57.99% and 42.01% of the IndyMac Initial Contracts were secured by Manufactured Homes which were new and used, respectively, and (B) 32.93% and 67.07% of the IndyMac Initial Contracts were secured by Manufactured Homes which were single wide and multi-wide, respectively;

              (iv) no Contract has a remaining term to maturity of less than 18 months or more than 360 months;

               (v)  the final scheduled payment date on the
          Contract with the latest maturity is in July 2028;

              (vi) no Contract was originated before July 1, 1984; and

             (vii)  a total of 5 of the Contracts, representing
          0.07% of the Cut-off Date Pool Balance, are Step-Up
          Rate Contracts.

          (c) Computer Tape. The Computer Tape made available to the Depositor as of the close of business on July 1, 1998 was accurate as of its date and includes a description of the same Contracts that are described in the Contract
     Schedule.

          (d) Marking Records. Within one month after the Closing Date, the Seller will have caused the portions of the Electronic Ledger relating to the Contracts constituting part of the Trust Fund to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust Fund and are owned by the Trust Fund in accordance with the terms of the trust created hereunder.

          (e) No Adverse Selection. Except for the effect of the representations and warranties made in Sections 3.02 and
     3.03 and the effect of the geographical distribution of the Manufactured Homes, no adverse selection procedures have been employed in selecting the Contracts.

     Section 3.04. Representations and Warranties as to the Contract Files. The Seller represents and warrants to the other parties hereto and the Certificateholders as follows. Such representations and warranties shall speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

          (a) Possession. Immediately prior to the Closing Date, the Servicer will have possession of each original Contract and the Servicer will have possession of the remainder of the related Contract File (except for any certificate of title that has not yet been returned from the appropriate public recording office).

          (b) Bulk Transfer Laws. The transfer, assignment and conveyance of the Contracts and the Contract Files by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     Section 3.05.  Repurchase of Contracts for Breach.

     (a) The Seller shall repurchase a Contract (each, a "Repurchased Contract"), at its Repurchase Price, not later than one Business Day after the first Determination Date that is more than 90 days after the Seller becomes aware, or receives written notice from the Servicer or the Trustee, of a breach of a representation or warranty of the Seller set forth in Section
3.02 or 3.03 that materially adversely affects the Trust Fund's interest in such Contract, unless such breach has been cured. Notwithstanding the foregoing, with respect to (i) any Contract incorrectly described on the Contract Schedule with respect to Contract Principal Balance, the Seller may, in lieu of repurchasing such Contract, deposit in the Collection Account not later than one Business Day after such Determination Date cash in an amount sufficient to cure such deficiency or discrepancy and
(ii) a breach of a representation or warranty relating to the Contracts in the aggregate and not to each particular Contract, the Seller may select Contracts to repurchase that, had such Contracts not been included as part of the Contract Pool, there would have been no breach of such representation or warranty. It is understood and agreed that the obligation of the Seller to repurchase any Contract as to which a breach of a representation or warranty set forth in Section 3.02 or 3.03 has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders, the Depositor or the Trustee; provided, however, that the Seller shall defend and indemnify the Trustee, the Trust Fund and Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, that may be asserted against or suffered by any of them as a result of third-party claims arising out of any breach of a representation or warranty set forth in Section 3.02. Nothing in the preceding sentence shall be construed to limit the indemnification obligations of the Servicer set forth in Section
10.05. Notwithstanding any other provision of this Agreement, the obligation of the Seller under this Section shall not terminate upon an Event of Default.

     Notwithstanding the foregoing provisions of this Section, the Seller shall not be required to repurchase any Contract on account of a breach of the representation or warranty contained in Section 3.02(j) or (s) solely on the basis of failure by the Seller to cause notations to be made on any document of title relating to any Manufactured Home or to execute any transfer instrument relating to any Manufactured Home (other than a notation or a transfer instrument necessary to show the Seller or an Affiliate thereof as lienholder or legal title holder) or to record an assignment of a Mortgage unless a court of competent jurisdiction has adjudged that, because of such failure, the Trustee does not have a perfected first-priority security interest in the related Manufactured Home.

     Notwithstanding the foregoing, the Seller shall not deposit cash into the Collection Account or the Certificate Account pursuant to this Section after the end of the three month period beginning on the Closing Date unless it shall first have obtained an Opinion of Counsel to the effect that such deposit will not give rise to any Tax under Section 860F(a)(1) of the Code or
Section 860G(d) of the Code. Any such deposit shall not be invested. If the Seller is required to purchase a Contract (or deposit cash in the Collection Account or the Certificate Account), the Seller shall guarantee the payment of any Tax under
Section 860F(a)(1) of the Code or under Section 860G(d) of the Code by paying to the Trustee the amount of such Tax not later than five Business Days before such Tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 10.12 are insufficient to pay such Tax and all other Taxes chargeable under Section 10.12. The Trustee shall hold any amount paid to it pursuant to the preceding sentence in an account that is not part of the Trust Fund. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Seller pursuant to such guarantee of Taxes of the Seller and notice as to who should receive such payment.

     In the event any Tax that is guaranteed by the Seller is refunded to the Trust Fund or otherwise is determined not to be payable, the Seller shall be repaid the amount of such refund or that portion of any guarantee payment made by the Seller that is not applied to the payment of such Tax.

     (b) Promptly after the repurchase referred to in Section 3.05(a), the Trustee shall execute such documents as are presented to it by the Seller and are reasonably necessary to reconvey the Repurchased Contract to the Seller. Any amount received on or recovered with respect to Repurchased Contracts during or after the month of repurchase shall be the property of the Seller and need not be deposited in the Collection Account or the Certificate Account.

     Section 3.06. Representation and Warranty as to the Depositor. The Depositor represents and warrants to the other parties hereto and the Certificateholders that, immediately prior to the transfer, sale, assignment and conveyance of the Contracts to the Trustee and assuming that the representation and warranty in Section 3.02(m) is correct, the Depositor had good title to, and was the sole owner of, each Contract and any related Mortgage free of any Liens created by the Depositor, there had been no other sale or assignment thereof by the Depositor and the Depositor has transferred to the Trustee a security interest (as defined in the UCC in effect in the State of New York) in the Contracts and any related Mortgages, which security interest is a perfected, first priority security interest.

                          ARTICLE FOUR

                        THE CERTIFICATES

     Section 4.01. The Certificates. Each Class of Certificates shall be substantially in the related forms annexed hereto as Exhibits, with such immaterial changes as the Depositor deems appropriate, and (other than the Class A-R, Class B-2 and Class X Certificates) shall be issued in minimum denominations of $1,000.00 and integral multiples of $1.00 in excess thereof. The Class A-R Certificates shall be issued as fully registered physical certificates including one certificate representing the Tax Matters Person Certificate. The Class B-2 Certificates and the Class X Certificates shall be issued as fully registered physical certificates. The Class X Certificates will not have any principal balance.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by a Responsible Officer of the Trustee. The Certificates shall be authenticated by manual signature on behalf of the Trustee by a Responsible Officer or an Authenticating Agent at the written order of the Depositor. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by the Trustee or its Authenticating Agent and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     Section 4.02.  Registration of Transfer and Exchange of
Certificates.

     (a) The Trustee shall cause to be kept at its Corporate Trust Office or, at the election of the Trustee, at the office of its designated agent in New York City, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfer and exchanges of Certificates as herein provided. The Trustee initially appoints itself as the Certificate Registrar.

     (b) Subject to Sections 4.02(c) and 11.01(b), upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like aggregate Percentage Interest and dated the date of authentication by the Trustee. The Holder and beneficial owner of any Subordinate Certificate will be deemed to represent that it is not a Benefit Plan or a trustee of any such Benefit Plan or a person acting on behalf of any such plan or acquiring a Subordinate Certificate with the assets of any such Benefit Plan unless it delivers to the Trustee, the Depositor and the Servicer
(i) an Opinion of Counsel satisfactory to the Trustee, the Depositor and the Servicer, to the effect that the purchase or holding of such Subordinate Certificate by the prospective transferee will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited trans-action provisions of ERISA and the Code and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Subordinate Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of PTCE 95-60) and that the purchase and holding of such Subordinate Certificates are covered under Sections I and III of PTCE 95-60.

     (c) No transfer of a Class B-2 or Class X Certificate shall be made unless such transfer is made pursuant to an effective registration statement or in accordance with an exemption from the requirements under the Securities Act or any applicable state securities laws. If such a transfer is to be made in reliance upon an exemption from the Securities Act and such state securities laws, prior to the registration of any such transfer
(i) the Trustee, the Depositor or the Servicer may (except in the case of a transfer to the Servicer or any Affiliate thereof) require (A) an Opinion of Counsel as to the Securities Act and a memorandum of law as to state securities laws, in each case acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and such state securities laws or is being made pursuant to the Securities Act and such state securities laws, which Opinion of Counsel and memorandum of law shall not be an expense of the Trustee, the Depositor or the Servicer, or (B) an Investment Letter substantially in the form of Exhibit L.

     No transfer of a Class A-R Certificate shall be made unless the Trustee shall have received (i) (A) a representation from the proposed Transferee to the effect that such transferee is not a Benefit Plan or a trustee of any such Benefit Plan or a person acting on behalf of any such Benefit Plan or acquiring such Certificate with the assets of any such Benefit Plan, (B) an Opinion of Counsel satisfactory to the Trustee, the Depositor and the Servicer, to the effect of the Opinion of Counsel required by
Section 4.02(b)(i), which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer, or (C) if the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Subordinate Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of PTCE 95-60) and that the purchase of and holding of such Subordinate Certificates is covered under Sections I and III of PTCE 95-60 and (ii) the Trustee shall require the Transferee to execute a Transfer Affidavit.

     (d) At the option of the Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of the same Class and of authorized denominations of the same aggregate denomination, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever the Certificate is so surrendered for exchange, the Trustee shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver, the Certificate or Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to the Certificate duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (e) No service charge shall be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or govern-mental charge that may be imposed in connection with any transfer or exchange of the Certificate.

     (f) All Certificates surrendered for transfer and exchange shall be held in accordance with the retention policy of the Trustee.

     Section 4.03.  Book-Entry Certificates.

     (a) Except as provided in Section 4.03(b), the Certificates of each Class (other than the Class B-2, Class A-R and Class X Certificates) will be evidenced by Book-Entry Certificates that shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A (other than the Class A-R Certificates), Class M and Class B-1 Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A (other than the Class A-R Certificates), Class M and Class B-1 Certifi-cates; (iii) ownership and transfers of registration of the Class A (other than the Class A-R Certificates), Class M and Class B-1 Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository as representative of the Certificate Owners of the Class A (other than the Class A-R Certificates), Class M and Class B-1 Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (b) If (i) the Depositor or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option may advise the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Certificate Owners representing Percentage Interests aggregating not less than 51% of the Percentage Interests of the Book-Entry Certificates, voting as a single Class, advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (c) On or prior to the Closing Date, there shall be delivered to the Depository one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Class A-4 Certificate, one Class M-1 Certificate, one Class M-2 Certificate and one Class B-1 Certificate, each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the Class A-1 Initial Certificate Principal Balance, the Class A-2 Initial Certificate Principal Balance, the Class A-3 Initial Certificate Principal Balance, the Class A-4 Initial Certificate Principal Balance, the Class M-1 Initial Certificate Principal Balance, the Class M-2 Initial Certificate Principal Balance and the Class B-1 Initial Certificate Principal Balance, respectively, in each case rounded down to the nearest $1.00. Each Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 or Class B-1 Certificate so registered shall bear the following legend:

          "UNLESS THIS CERTIFICATE IS PRESENTED BY AN
     AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

     Section 4.04. Mutilated, Destroyed, Lost or Stolen Certif-icates. If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by it to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and denomination. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the destroyed, lost or stolen Certificate shall be found at any time.

     Section 4.05. Persons Deemed Owners. The Depositor, the Servicer, the Trustee, the Certificate Registrar and any Paying Agent may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments pursuant to Section 6.01 and for all other purposes whatsoever, and none of the foregoing entities shall be affected by notice to the contrary.

     Section 4.06. Appointment of Paying Agent. The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 6.01 and payments pursuant to Section 10.12. Any Paying Agent so appointed either shall be a bank or trust company or shall have a rating acceptable to each Rating Agency. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent, from amounts in the Certificate Account, a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 6.01, such sum to be held in trust for the benefit of Certificateholders. The Trustee initially appoints itself as Paying Agent.

     The Trustee shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent is at all times acting as agent for the Trustee and such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

     Section 4.07. Access to List of Certificateholder Names and Addresses. The Certificate Registrar will furnish to the Trustee (if the Trustee is not the Certificate Registrar), the Depositor and the Servicer within five days after receipt by the Certificate Registrar of a request therefor from the Trustee, the Depositor or the Servicer in writing, a list, in such form as the Trustee, the Depositor or the Servicer reasonably may require of the names and addresses of the Certificateholders as of the most recent Record Date. If Holders of Certificates of any Class evidencing, as to such Class, aggregate Percentage Interests of 25% or more (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders of such Class with respect to their rights under this Agreement or under the Certificates of such Class and is accompanied by a copy of the communication that such Applicants proposed to transmit, then the Trustee, within five Business Days after the receipt of such application, shall afford such Applicants access during normal business hours to the most recent list of Certificateholders of such Class held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee promptly shall request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Servicer, the Certificate Registrar, the Depositor nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 4.08. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents (the "Authenticating Agents") with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates. For all purposes of this Agreement, the execution and delivery of Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates "by the Trustee."

     Section 4.0

     (a) The Class A-R Certificates may not be assigned or transferred except in accordance with Sections 4.02, 4.09 and any other applicable provision of this Agreement. The Holders of the Class A-R Certificates, by purchasing such Class A-R Certificates, for purposes of Section 10.12 (i) shall be deemed to consent to the appointment of the Trustee as (A) the tax matters person for the Trust Fund and (B) the attorney-in-fact and agent for any person that is the tax matters person if the Trustee is unable to serve as the tax matters person and (ii) agrees to execute any documents required to give effect to the provisions of clause (i) above.

     (b) Each Person who has or acquires any Ownership Interest in a Class A-R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class A-R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) In connection with any proposed Transfer of any Ownership Interest in a Class A-R Certificate, the proposed
     Transferee shall deliver to the Trustee, the following:

               (A)  a Transfer Affidavit; and

               (B) an agreement by the proposed Transferee to be bound by and to abide by the provisions of this Section.

          (iii) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (ii) above, if a Responsible Officer has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of any Ownership Interest in a Class A-R Certificate to such proposed Transferee shall be effected.

          (iv) Each Person holding or acquiring any Ownership Interest in a Class A-R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to Transfer any Ownership Interest in such Class A-R Certificate and (B) not to Transfer any Ownership Interest in such Class A-R Certificate or to cause the Transfer of any Ownership Interest in such Class A-R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (v) Any attempted or purported Transfer of any Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported Transferee shall become the holder of an Ownership Interest in a Class A-R Certificate in violation of the provisions of this Section, then, upon discovery by a Responsible Officer of, or due notification to the Trustee that the recognition of the Transfer of such Ownership Interest in such Class A-R Certificate was not in fact permitted by this Section, the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of Transfer of such Ownership Interest in such Class A-R Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Class A-R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class A-R Certificate at and after such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Class A-R Certificate.

     Upon notice to the Trustee that any legal or beneficial interest in any portion of a Class A-R Certificate has been transferred, either directly or indirectly, to any Person that is not a Permitted Transferee or an agent thereof (including a broker, nominee or middleman) in contravention of the foregoing restrictions, or that is a pass-through entity, as defined in
Section 860E(e)(6) of the Code, an interest in which is held of record by a Person that is not a "Permitted Transferee", the Trustee shall furnish to the Internal Revenue Service and those Persons specified in Section 860E(c)(3) and (b) of the Code such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including but not limited to, the present value of the total anticipated excess inclusions with respect to such Class A-R Certificate (or portion thereof) for periods after such Transfer and the total excess inclusions for any taxable year allocable to any holder of an interest in such pass-through entity that is not a Permitted Transferee. The Trustee may charge the Servicer a reasonable fee for computing and furnishing such information to the transferor or to such agent or to such pass-through entity referred to above; however, the Trustee shall in no event be excused from furnishing such information to the Internal Revenue Service. The foregoing restrictions on transfer contained in this Section shall cease to apply to Transfers occurring on or after the date on which there shall have been delivered to the Trustee, the Depositor and the Servicer, in form and substance satisfactory to the Trustee, an Opinion of Counsel that eliminating such restrictions will not cause the Trust Fund to fail to qualify as a two-tiered REMIC at any time while the Certificates are outstanding.

     (c) Each Holder of Class A-R Certificates, by purchasing such Class A-R Certificates, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon becoming the Holder of a Class A-R Certificate, if it is, or is holding such Class A-R Certificates on behalf of, a "pass-through interest holder".

     (d) No Class A-R Certificate shall be registered in the name of the Depositor or any Person known to a Responsible Officer to be an Affiliate thereof, and no Subordinate Certificate shall be registered in the name of the Depositor or any such Affiliate, unless the Trustee shall first have received written notification from each Rating Agency that such Transfer will not cause a reduction or withdrawal of the rating then assigned to any of the Rated Certificates.

                          ARTICLE FIVE

            ADMINISTRATION AND SERVICING OF CONTRACTS

     Section 5.01. Responsibility for Contract Administration and Servicing. The Servicer shall service and administer the Contracts in accordance with and subject to the terms of this Agreement, shall have full power and authority to do any and all things that it may deem necessary or desirable in connection with such servicing and administration; provided, however, that if, as a result of extending of payments (including any increase in the number of payments) in the ordinary course of the Servicer's collection procedures, any Contract will be outstanding on the Final Scheduled Distribution Date relating to Certificates other than the Class A-1 Certificates, then the Servicer shall repurchase such Contract pursuant to Section 3.05. The relationship of the Servicer (and of any successor Servicer other than the Trustee) to the Trustee under this Agreement is intended by the parties to be that of independent contractor and not that of a joint venturer, partner or agent of the Trustee.

     Section 5.02. Standard of Care. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise the same degree of skill and care, consistent with the terms of this Agreement, that the Servicer exercises in managing, servicing, administering and collecting on similar manufactured housing installment sales contracts and installment loan agreements owned and/or serviced by the Servicer; provided, however, that nothing herein shall require the Servicer to violate any applicable federal, state or local common or statutory law, regulation or rule. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Contracts and any related Mortgages and with respect to the Manufactured Homes and any related Mortgaged Properties. The Trustee shall execute any powers of attorney and other documents prepared and delivered to the Trustee by the Servicer that are necessary or appropriate, in the judgement of the Servicer, to enable the Servicer to service and administer the Contracts. For purposes of this Agreement, the Trustee shall be deemed to have given to the Servicer a power of attorney for purposes of servicing the Contracts.

     Section 5.03.  Subservicing.

     (a) The Servicer may enter into Subservicing Agreements with one or more Subservicers for the servicing and administration of certain of the Contracts. References herein to actions taken or to be taken by the Servicer in servicing the Contracts include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the Subservicer have agreed. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Servicer and a Subservicer may enter into amendments thereto or different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement or materially adversely affect the rights of Certificateholders hereunder.

     (b) The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the related Subservicer, the Servicer shall either act directly as Servicer of the related Contract or enter into a Subservicing Agreement with a successor Subservicer, which will be bound by the terms of the related Subservicing Agreement.

     (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through such Persons or otherwise, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Contracts in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Contracts. The Servicer shall be entitled to enter into an agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     (d) Any Subservicing Agreement that may be entered into and any other transactions or servicing arrangements relating to the Contracts involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone, and neither the Trustee nor the Certificateholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in the immediately succeeding paragraph.

     (e) In the event the Servicer shall for any reason no longer be a servicer (including, but not limited to, by reason of an Event of Default), the Trustee or its designee may, at the sole discretion of the Trustee, thereupon assume all of the rights and obligations of such Servicer under each Subservicing Agreement selected by the Trustee in its sole discretion. In such event, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each such Subservicing Agreement to the same extent as if such Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each such Subservicing Agreement and the Contracts then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

     Section 5.04. Records. The Servicer, during the period it is servicer hereunder, shall maintain such books of account and other records as will enable the Trustee (if the Trustee so elects in its discretion) to determine the status of each Contract. Without limiting the generality of the preceding sentence, the Servicer shall keep such records in respect of Liquidation Expenses as will enable the Trustee (if the Trustee so elects in its discretion) to determine that the correct amount of Net Liquidation Proceeds in respect of a Liquidated Contract has been deposited in the Collection Account.

     Section 5.05.  Inspection.

     (a) During the term of this Agreement, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to provide reasonable assistance in any examination of such records by the Trustee or any of its authorized agents. The examination and assistance referred to in this Section will be conducted in a manner that does not interfere unreasonably with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may make, the Trustee or its authorized agents, using generally accepted audit procedures, may in their discretion verify the status of each Contract and review the records relating thereto for conformity to Monthly Reports prepared pursuant to
Section 7.01 and compliance with the standards represented to exist as to each Contract in this Agreement.

     (b) At all times during the term hereof, the Servicer shall keep available a copy of the Contract Schedule at its principal executive office for inspection by Certificateholders.

     Section 5.06. Payment of Taxes. If the Servicer becomes aware of the nonpayment by an Obligor of a personal property Tax or other Tax or Tax related charge that may result in a lien upon a Manufactured Home prior to, or equal to or coordinate with, the lien of the related Contract, the Servicer, consistent with
Section 5.02, shall take action to avoid the attachment of any such lien. If the Servicer shall have paid any such personal property Tax or other Tax or Tax related charge directly on behalf of an Obligor, the Servicer shall seek reimbursement therefor only from the related Obligor (except as provided in the last sentence of this Section) and may separately add such amount to the Obligor's obligation as provided by the Contract, but, for the purposes of this Agreement, may not add such amount to the Contract Principal Balance of the Contract. If the Servicer shall have repossessed a Manufactured Home on behalf of the Certificateholders and the Trustee, the Servicer shall pay the amount of any such personal property Tax or other Tax or Tax related charge arising during the time such Manufactured Home is in the Servicer's possession, unless the Servicer is contesting in good faith the validity of such personal property Tax or other Tax or Tax related charge on such Manufactured Home. If the Obligor does not reimburse the Servicer for payment of taxes pursuant to this Section and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such Taxes out of the related Liquidation Proceeds.

     Section 5.07.  Enforcement.

     (a) When the Servicer shall sue to enforce or collect upon Contracts, then it shall bring suit in its own name, if possible, or as agent for the Trust Fund. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee on behalf of the Certificateholders shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name as Trustee hereunder or in the names of the Certificateholders. If there has been a recovery of attorneys' fees in favor of the Servicer or the Trust Fund in an action involving the enforcement of a Contract, the Servicer shall be reimbursed out of such recovery for its reasonable out-of-pocket attorney's fees and expenses incurred in such enforcement action.

     (b) The Servicer shall exercise any rights of recourse against third Persons that exist with respect to any Contract in accordance with Section 5.02. In exercising such rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract or to resell the related Manufactured Home to the Person against whom recourse exists at the price set forth in the document creating the recourse.

     (c) The Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Collection Account that is required because of an overpayment in connection with the prepayment in full of the Contract or otherwise. The Servicer, except as required by the Contract or by law, will not permit any rescission or cancellation of any Contract.

     Section 5.08.  Hazard Insurance Policies.

     (a) Except as otherwise provided in Section 5.08(b), the Servicer shall cause to be maintained with respect to each Contract (other than Contracts relating to REO Properties) one or more Hazard Insurance Policies that provide the same coverage as a standard form fire and extended coverage insurance policy that is customary in the Servicer's procedures for manufactured housing contracts owned and/or serviced by the Servicer, issued by a company authorized to issue such policies in the State in which the Manufactured Home is located, and in an amount that is not less than the lesser of the maximum insurable value and the Contract Principal Balance of the related Contract. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any Obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall pay such premiums out of its own funds, and may add separately such premium and any related interest to the Obligor's obligation as provided by the Contract but may not add such premium and interest to the Contract Principal Balance of the Contract for purposes of this Agreement. If the Obligor does not reimburse the Servicer for payment of such premiums and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such premiums out of the related Liquidation Proceeds.

     (b) The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Manufac-tured Home pursuant to this Section, and shall, to the extent that a Contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses in a connection with a hazard as provided in Section 5.08(a) resulting from the absence or insufficiency of individual Hazard Insurance Policies. Any such blanket policy shall be in the amount sufficient to cover all losses in connection with a hazard on the Contracts. The Servicer shall pay, out of its own funds, the premium for such policy on the basis described therein and shall deposit in the Collection Account, on the Business Day next preceding the Determination Date following the Due Period in which the insurance proceeds from claims in respect of any Contracts under such blanket policy are received, the deductible amount with respect to such claims. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to Section 5.08(a).

     (c) If the Servicer shall have repossessed a Manufactured Home on behalf of the Trustee or foreclosed upon or otherwise acquired any Mortgaged Property, the Servicer shall either (i) maintain at its expense a Hazard Insurance Policy with respect to such Manufactured Home or Mortgaged Property meeting the require-ments of Section 5.08(a) or 5.08(b), except that the Servicer shall be responsible for depositing any deductible amount with respect to all claims under individual Hazard Insurance Policies or (ii) indemnify the Trust Fund against any damage to such Manufactured Home prior to resale or other disposition.

     (d) Any cost incurred by the Servicer in maintaining any of the foregoing insurance, for the purpose of calculating monthly distributions to Certificateholders, shall not be added to the Contract Principal Balance of any Contract, notwithstanding that the terms of such Contract so permit. The Servicer shall not be entitled to reimbursement from the Depositor, the Trustee or the Certificateholders for such costs. Such costs (other than the cost of the blanket policy) shall only be recovered out of late payments by the Obligor for such premiums or, if the related Contract is liquidated after a default, out of the related Liquidation Proceeds.

     Section 5.09. Hazard Insurance Policy Collections; Consent to Manufactured Home Transfers; Assumption Agreements.

     (a) The Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims to the insurer under any Hazard Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Hazard Insurance Policies. Any amounts collected by the Servicer under any such Hazard Insurance Policies shall be deposited in the Collection Account pursuant to Section 6.04(b)(iv), except to the extent they are applied to the restoration of the related Manufactured Home or released to the related Obligor in accordance with the normal servicing procedures of the Servicer.

     (b) The Servicer shall not withhold its consent to any transfer of ownership of a Manufactured Home in accordance with the related Contract unless the proposed transferee does not meet the Servicer's then applicable underwriting standards (exclusive of down payment requirements). In addition, the Servicer shall not withhold such consent if such withholding of consent is not permitted under applicable law and governmental regulations.

     (c) In any case in which a Manufactured Home is to be conveyed to a Person by an Obligor, and such Person is to enter into an assumption agreement or modification agreement or supple-ment to the Contract, upon the closing of such conveyance, the Servicer shall cause the originals of the assumption agreement, the release (if any) or the modification or supplement to the Contract to be included in the related Contract File. Any fee collected by the Servicer for entering into an assumption or sub-stitution of liability agreement with respect to such Contract will be retained by the Servicer as additional servicing compensation. In connection with any such conveyance through an assumption, modification or supplement, the APR borne by, and all other material terms of, the related Contract shall not be changed.

     Section 5.10.  Realization upon Defaulted Contracts.
Subject to applicable law, the Servicer shall repossess, replevin, foreclose upon or otherwise comparably convert the ownership of Manufactured Homes and any related Mortgaged Properties securing all Contracts that come into default and that the Servicer believes in its good faith business judgment will not be brought current; provided that if the Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Servicer shall not cause the Trust Fund to acquire title to such Mortgaged Property in a foreclosure or similar proceeding unless such condition is remedied. In connection with such repossession, foreclosure or other conver-sion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with Section 5.02. Subject to the foregoing proviso, in the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, as Trustee, or, at its election, to its nominee on behalf of the Trustee, as Trustee. The Servicer shall manage, conserve and protect such Manufactured Homes and any related Mortgaged Property for the purposes of their prompt disposition and sale, and shall dispose of such Manufactured Homes and any related Mortgaged Property on such terms and conditions as are consistent with Sections 5.02 and 10.12.

     Section 5.11. Costs and Expenses. All costs and expenses incurred by the Servicer in carrying out its duties under this Agreement, including all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Manufactured Homes securing such Contracts), shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except to the extent such reimbursement is specifically provided for in this Agreement. Notwithstanding the foregoing, the Servicer shall be reimbursed out of the Liquidation Proceeds of a defaulted Contract for Liquidation Expenses incurred by it in realizing upon the related Manufactured Home and any related Mortgaged Property, including, but not limited to: (i) costs of refurbishing and securing such Manufactured Home; (ii) transportation expenses incurred in moving the Manufactured Home;
(iii) reasonable legal fees and expenses of outside counsel and any associated court costs; (iv) rental expenses (including the payment of rent not paid by the defaulting Obligor) incurred in maintaining a leasehold interest for the Manufactured Home; and
(v) sales commissions paid to Persons that are not Affiliates of the Servicer. The Servicer shall not incur the foregoing Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses is in accordance with Section 5.02 and will increase the Net Liquidation Proceeds from such Manufactured Home.

     Section 5.12. Trustee to Cooperate. The Servicer is autho-rized to execute an instrument in satisfaction of any Contract paid in full and any related Mortgage and do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Manufactured Home and any Mortgaged Property related thereto. The Servicer shall determine when a Contract has been paid in full; to the extent insufficient payments are received on a Contract mistakenly determined by the Servicer to be prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds by deposit into the Collection Account. Upon request of a Servicing Officer, the Trustee shall perform such other acts as are reasonably requested by the Servicer, at the Servicer's expense (including, without limitation, the execution of documents), and otherwise cooperate with the Servicer in enforcement of rights and remedies with respect to Contracts.

     Section 5.13. Servicing and Other Compensation. The Servicer, as compensation for its activities hereunder including, without limitation, the payment of fees and expenses of the Trustee pursuant to Section 10.05, shall be entitled to receive on each Distribution Date the Monthly Servicing Fee pursuant to
Section 6.02. Application fees, Late Payment Fees, Extension Fees, processing fees and any transfer of equity or assumption fees or Repossession Profits shall be retained by the Servicer as additional servicing compensation. If, for any Distribution Date, the aggregate Prepayment Interest Excess exceeds the aggregate Prepayment Interest Shortfall, such excess shall be retained by the Servicer. If, for any Distribution Date, the aggregate Prepayment Interest Shortfall exceeds the aggregate Prepayment Interest Excess, the aggregate Servicing Fee for such Distribution Date shall be reduced (but not below zero) by an amount equal to such excess.

     Section 5.14. REO Disposition The Servicer shall sell each REO Property within two years of its acquisition by the Trust Fund, unless, at the request of the Servicer, the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such time will not result in the imposition of Taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a two-tiered REMIC at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property solely for the purpose of its prompt disposition and sale in a manner that does not cause any such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) or result in the receipt by the Pooling REMIC or the Issuing REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" that is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell a REO Property, the Servicer shall either itself or through an agent selected by it protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as it deems to be in the best interests of it and the Certificate-holders for the period prior to the sale of such REO Property.

     The disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities.

     The proceeds from the REO disposition, net of any reimburse-ment to the Servicer as provided above, shall be deposited in the Collection Account in accordance with Section 6.04(b)(ii).

                           ARTICLE SIX

                          DISTRIBUTIONS

     Section 6.01.  Monthly Payments.

     (a) On each Distribution Date the Trustee shall, based upon the information set forth in the related Monthly Report, withdraw from the Certificate Account an amount equal to the Available Distribution Amount and apply such amount in the following order of priority:

          (i)  concurrently, to each Class of Class A
     Certificates (A) first, the related Interest Distribution Amount for such Distribution Date, with the Available Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts and (B) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date, with the Available Distribution Amount being allocated among such Classes of Certificates pro rata based on their respective Carryover Interest Distribution Amounts;

         (ii) to the Class M-1 Certificates, (A) first, the related Interest Distribution Amount for such Distribution
     Date and (B) second, the related Carryover Interest
     Distribution Amount, if any, for such Distribution Date;

        (iii) to the Class M-2 Certificates, (A) first, the related Interest Distribution Amount for such Distribution
     Date and (B) second, the related Carryover Interest
     Distribution Amount, if any, for such Distribution Date;

         (iv) to the Class B-1 Certificates, (A) first, the related Interest Distribution Amount for such Distribution
     Date and (B) second, the related Carryover Interest
     Distribution Amount, if any, for such Distribution Date;

          (v) to the Class B-2 Certificates, (A) first, the related Interest Distribution Amount for such Distribution
     Date and (B) second, the related Carryover Interest
     Distribution Amount, if any, for such Distribution Date;

         (vi)  concurrently, to each Class of Class A
     Certificates, the related Unpaid Certificate Principal Shortfall for the Class A Certificates, if any, for such Distribution Date, allocated among the Class A Certificates pro rata based on their respective Certificate Principal Balances;

        (vii) to the Class A Certificates, the Class A Formula Principal Distribution Amount allocated in the following manner and in the following order of priority; provided, however, that on any Distribution Date on which the Pool Balance is less than or equal to the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, the Class A Formula Principal Distribution Amount will be allocated among the Class A Certificates pro rata based upon their respective Certificate Principal Balances:

               (A)  to the Class A-R Certificates until the Class
             A-R Certificate Principal Balance has been reduced to zero;

               (B)  to the Class A-1 Certificates until the Class
             A-1 Certificate Principal Balance has been reduced to zero;

               (C)  to the Class A-2 Certificates until the Class
             A-2 Certificate Principal Balance has been reduced to zero;

               (D)  to the Class A-3 Certificates until the Class
             A-3 Certificate Principal Balance has been reduced to zero;

               (E)  to the Class A-4 Certificates until the Class
             A-4 Certificate Principal Balance has been reduced to zero; and

       (viii) to the Class M-1 Certificates, (A) first, any related Liquidation Loss Interest Amount for such
     Distribution Date, and (B) second, any related Unpaid
     Liquidation Loss Interest Shortfall for such Distribution
     Date;

         (ix)  to the Class M-1 Certificates, the related Unpaid
     Certificate Principal Shortfall for the Class M-1
     Certificates, if any, for such Distribution Date;

          (x)  to the Class M-1 Certificates, the Class M-1
     Formula Principal Distribution Amount, until the Class M-1
     Certificate Principal Balance has been reduced to zero;

         (xi) to the Class M-2 Certificates, (A) first, any related Liquidation Loss Interest Amount for such
     Distribution Date, and (B) second, any related Unpaid
     Liquidation Loss Interest Shortfall for such Distribution
     Date;

        (xii)  to the Class M-2 Certificates, the related Unpaid
     Certificate Principal Shortfall for the Class M-2
     Certificates, if any, for such Distribution Date;

       (xiii)  to the Class M-2 Certificates, the Class M-2
     Formula Principal Distribution Amount, until the Class M-2
     Certificate Principal Balance has been reduced to zero;

        (xiv) to the Class B-1 Certificates, (A) first, any related Liquidation Loss Interest Amount for such
     Distribution Date, and (B) second, any related Unpaid
     Liquidation Loss Interest Shortfall for such Distribution
     Date;

         (xv)  to the Class B-1 Certificates, the related Unpaid
     Certificate Principal Shortfall for the Class B-1
     Certificates, if any, for such Distribution Date;

        (xvi)  to the Class B-1 Certificates, the Class B-1
     Formula Principal Distribution Amount, until the Class B-1
     Certificate Principal Balance has been reduced to zero;

       (xvii) to the Class B-2 Certificates, (A) first, any related Liquidation Loss Interest Amount for such
     Distribution Date, and (B) second, any related Unpaid
     Liquidation Loss Interest Shortfall for such Distribution
     Date;

      (xviii)  to the Class B-2 Certificates, the related Unpaid
     Certificate Principal Shortfall for the Class B-2
     Certificates, if any, for such Distribution Date;

        (xix)  to the Class B-2 Certificates, the Class B-2
     Formula Principal Distribution Amount, until the Class B-2
     Certificate Principal Balance has been reduced to zero;

         (xx)  to each Class of Class A Certificates,
     sequentially in accordance with clause (vii), the Accelerated Principal Distribution Amount for such
     Distribution Date, in reduction of the Certificate Principal
     Balance of such Classes, until each is reduced to zero;

        (xxi) to the Class X Certificates, in the following sequential order;

               (A)  the current Class X Strip Amount; and

               (B)  any Class X Strip Amounts from previous
             Distribution Dates remaining unpaid;

       (xxii) to the Servicer, an additional servicing fee equal to one-twelfth of the product of 0.08% and the Pool Balance at the beginning of the related Due Period; and

      (xxiii)  any remainder, to the Class A-R Certificates.

     (b) On each Distribution Date for which the applicable Monthly Report indicates that one or more Interest Deficiency Withdrawals is required, after making the withdrawals and applications described in Section 6.01(a), the Trustee shall, based upon the information set forth in the related Monthly Report, withdraw from the Certificate Account an amount equal to all Interest Deficiency Withdrawals to be made on such date and apply such amount to payment of the related Interest Deficiency Amounts in the following order of priority:

          (i)  to the Class M-1 Certificates, the Class M-1
     Interest Deficiency Withdrawal, if any;

         (ii)  to the Class M-2 Certificates, the Class M-2
     Interest Deficiency Withdrawal, if any;

        (iii)  to the Class B-1 Certificates, the Class B-1
     Interest Deficiency Withdrawal, if any; and

         (iv)  to the Class B-2 Certificates, the Class B-2
     Interest Deficiency Withdrawal, if any.

     (c) The aggregate amounts distributed to Certificateholders of each Class of Certificates on account of principal shall not exceed the Initial Certificate Principal Balance of such Class of Certificates. Distributions to the Certificateholders shall be made such that the Trustee shall distribute to each Certif-icateholder as of the related Record Date an amount equal to, in the case of (1) the Class A Certificates, the product of the aggregate Percentage Interest evidenced by such Certificateholder's Class A Certificates and the Class A-R,
Class A-1, Class A-2, Class A-3 or Class A-4 Distribution Amount, as the case may be, for such Distribution Date, (2) the Class M Certificates, the product of the aggregate Percentage Interest evidenced by such Certificateholder's Class M Certificates and the Class M-1 or Class M-2 Distribution Amount, as the case may be, for such Distribution Date, (3) the Class B Certificates, the product of the aggregate Percentage Interest evidenced by such Certificateholder's Class B Certificates and the Class B-1 or B-2 Distribution Amount, as the case may be, for such Distribution Date and (4) the Class X Certificates, the entire amount distributable in respect thereof on such Distribution Date.

     (d) The Trustee shall pay each Certificateholder of record by check mailed to such Certificateholder at the address for such Certificateholder appearing on the Certificate Register; provided that (i) so long as DTC or its nominee is the Depository, or (ii) if neither DTC nor its nominee is the Depository and such Certificateholder holds Certificates with original denominations aggregating at least $5 million and has given the Trustee appropriate written instructions at least five Business Days prior to the related Record Date (which instructions, until revised, shall remain operative for all Distribution Dates thereafter), the Trustee shall pay such Certificateholder by wire transfer of funds. If on any Determination Date the Servicer determines that there are no Contracts Outstanding and no other funds or assets in the Trust Fund other than the funds in the Collection Account or the Certificate Account, the Servicer promptly shall instruct the Trustee to send the final distribution notice to each Certificateholder and make provision for the final distribution in accordance with Section 11.01(b). Final payment of any Certificate shall be made only upon presentation of such Certificate at the office or agency of the Certificate Registrar.

     (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the related Certificates. Neither the Trustee, the Certificate Registrar, the Depositor nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the forms of the Certificates as set forth as Exhibits.

     Section 6.02.  Withdrawals from the Collection Account.

     (a) The Servicer may, from time to time as provided herein, make withdrawals from the Collection Account of amounts deposited therein pursuant to Section 6.04 that are attributable to the Contracts for the following purposes:

          (i) on each Distribution Date, to pay to the Trustee the Monthly Trustee Fee;

          (ii) to pay to the Seller with respect to each Repurchased Contract in respect thereof all amounts received thereon that are specified in such Section to be property of the Seller;

          (iii) to reimburse itself for the payment of Taxes out of Liquidation Proceeds (to the extent not previously retained from such Liquidation Proceeds prior to their deposit) or out of payments expressly made by the related Obligor to reimburse the Servicer for such Taxes, as permitted by Section 5.06;

          (iv) to pay to itself the Monthly Servicing Fee;

          (v) to reimburse itself or a previous Servicer out of Liquidation Proceeds (to the extent not previously retained from Liquidation Proceeds prior to their deposit in the Collection Account) in respect of a Manufactured Home and out of payments by the related Obligor (to the extent of payments expressly made by the Obligor to reimburse the Servicer for insurance premiums) for expenses incurred by it in respect of such Manufactured Home that are specified as being reimbursable to it pursuant to Section 5.07, 5.08 or
     5.11 or to a previous Servicer under Section 8.08;

          (vi) to reimburse itself for any Nonrecoverable Advance or Advances in accordance with Section 6.03(c) or 6.03(b) and for Advances in respect of Liquidated Contracts in accordance with Section 6.03(c);

          (vii) after the Certificate Principal Balance of each Class of Certificates has been reduced to zero, to reimburse the Depositor for expenses incurred and reimbursable to it pursuant to Section 8.06; and

          (viii) to withdraw any amount deposited in the Collection Account that was not required to be deposited therein (including any collections on the Contracts that, pursuant to Section 2.01, are not part of the Trust Fund).

     (b) On each Deposit Date, the Servicer shall withdraw from the Collection Account and deposit to the Certificate Account an amount equal to the sum of (i) the Available Distribution Amount for the related Distribution Date and (ii) the Interest Deficiency Withdrawals, if any, for the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates for such Distribution Date.

     (c)  Since, in connection with withdrawals pursuant to
Section 6.02(a)(ii), (a)(iii) and (a)(v), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to such clauses.

     Section 6.03.  Advances.

     (a) By the close of business on each Deposit Date, the Servicer shall deposit in the Certificate Account, out of its own funds, an amount equal to the Advances to be made in respect of the related Due Period.

     (b) On each Distribution Date, the Servicer shall reimburse itself for the Outstanding Amount Advanced to the extent of actual collections of payments on the Contracts.

     (c) If the Servicer determines that any Advance made pursu-ant to Section 6.03(a) has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Collection Account for the amount of such Nonrecoverable Advance, but only to the extent of such Outstanding Amount Advanced.

     Section 6.04.  Establishment of and Deposits in the
Collection Account and the Certificate Account.

     (a) (i) On or before the Closing Date, the Servicer shall establish and thereafter maintain one or more Collection Accounts that are Eligible Accounts, in the form of separate custodial accounts, titled "IndyMac Manufactured Housing in trust for ABSC Series 1998-2". The Servicer shall cause monies in the Collection Account to be invested in Eligible Investments selected by the Servicer, which shall mature or, in the case of a money market fund, be redeemed not later than the Determination Date next following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Collection Account, then such Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than the related Deposit Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Servicer. The Servicer shall select such Eligible Investments so as to achieve the following objectives in the order stated: (i) preservation of principal and (ii) maximization of income. If an instrument or account ceases to meet the requirements of an Eligible Investment or Eligible Account, the Servicer shall cause all monies in such investment and account to be withdrawn and deposited in an Eligible Investment (which Eligible Investment shall be selected by the Servicer) or Eligible Account, as the case may be, within 20 Business Days of the occurrence of such investment or account ceasing to meet such requirements. All net income and gain realized from any such investments, to the extent provided by this Agreement, shall be added to the Collection Account.

          (ii) On or before the Closing Date, the Trustee shall establish and thereafter maintain, one or more Certificate Accounts that are Eligible Accounts, in the form of separate custodial accounts, titled "IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2 (Asset Backed Securities Corporation, Depositor) in trust for the Trustee". The Trustee shall cause monies in the Certificate Account to be invested at the written direction of the Servicer in Eligible Investments selected by the Servicer, which shall mature or, in the case of a money market fund, be redeemed not later than the Deposit Date next following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Certificate Account, then such Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than the related Distribution
     Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee. The Servicer shall select such Eligible Investments so as to achieve the following objectives in the order stated: (i) preservation of principal values and (ii) maximization of income. If an instrument or account ceases to meet the requirements of an Eligible Investment or Eligible Account, the Trustee shall cause all monies in such investment and account to be withdrawn and deposited in an Eligible Investment (which Eligible Investment shall be selected by the Servicer) or Eligible Account, as the case may be, within 20 Business Days of the occurrence of such investment or account ceasing to meet such requirements. All net income and gain realized from any such investments, to the extent provided by this Agreement, shall be added to the Certificate Account.

     (b) No later than the second Business Day following the Servicer's receipt of the amounts delineated in clauses (i) through (iv) below, the Servicer shall deposit in the Collection Account the following amounts (net of all amounts the Servicer, if IndyMac is acting as Servicer, would be entitled to withdraw therefrom pursuant to Section 6.02) in respect of the related Distribution Date and Due Period:

          (i) all amounts received from Obligors with respect to principal of and interest on the Contracts;

          (ii) all Net Liquidation Proceeds and the proceeds of the disposition of REO Properties;

          (iii)     the Repurchase Price of each Repurchased
     Contract and any other amounts required to be deposited by the Seller pursuant to Section 3.05(a); and

          (iv) deductible amounts in respect of Hazard Insurance
     Policies pursuant to Section 5.08(b) and, to the extent provided in Section 5.09(a), amounts collected by the Servicer under Hazard Insurance Policies.

     Section 6.05. Transfer of Certificate Account. The Trustee may transfer the Certificate Account to a different depository institution from time to time, so long as the Certificate Account remains an Eligible Account. The Trustee shall give notice of any transfer to the other parties hereto and to each Rating Agency prior to such transfer.

     Section 6.06. Transfer of Collection Account. The Servicer may transfer the Collection Account to a different depository institution from time to time, so long as the Collection Account remains an Eligible Account. The Servicer shall give notice of any transfer to the other parties hereto and to each Rating Agency prior to such transfer.

     Section 6.07.  Determination of One-Month LIBOR.

     (a) On each Floating Rate Determination Date, the Servicer will determine the arithmetic mean of the London Interbank Offered Rate ("LIBOR") quotations for one-month Eurodollar deposits ("One-Month LIBOR") for the succeeding Interest Accrual Period for the Class A-1 Certificates on the basis of the Reference Banks' offered LIBOR quotations provided to the Servicer as of 11:00 a.m. (London time) on such Floating Rate Determination Date. As used herein with respect to a Floating Rate Determination Date, "Reference Banks" means leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Bloomberg Screen US0001M Index page and (iii) which have been designated as such by the Servicer in writing and are able and willing to provide such quotations to the Servicer; and "Bloomberg Screen US0001M Index Page" means the display designated as page "US0001M" on the Bloomberg Financial Markets Commodities News (or such other pages as may replace such page on that service for the purpose of displaying LIBOR quotations of major banks). If any Reference Bank should be removed from the Bloomberg Screen US0001M Index Page or in any other way fails to meet the qualifications of a Reference Bank, the Servicer may, in its sole discretion, designate an alternative Reference Bank in writing.

     (b)  On each Floating Rate Determination Date, One-Month
LIBOR for the next succeeding Interest Accrual Period will be established by the Servicer as follows:

          (i) If two or more of the Reference Banks provide such offered One-Month LIBOR quotations on the Bloomberg Screen US0001M Index Page, One-Month LIBOR will be the arithmetic mean of such offered quotations (rounding such arithmetic mean, if necessary, to the nearest five decimal places).

          (ii) If only one or none of the Reference Banks provides such offered quotations, One-Month LIBOR will be the higher of (A) One-Month LIBOR as determined on the previous Floating Rate Determination Date and (B) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum that the Servicer determines to be either
     (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest five decimal places) of the one-month Eurodollar lending rate that New York City banks selected by the Servicer are quoting, on the relevant Floating Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Servicer are quoting on such Floating Rate Determination Date to leading European banks.

          (iii) If the Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, One-Month LIBOR will be One-Month
     LIBOR as determined on the previous Floating Rate
     Determination Date.

     (c) Notwithstanding the foregoing, One-Month LIBOR for an Interest Accrual Period for the Class A-1 Certificates shall not be based on One-Month LIBOR for the previous Interest Accrual Period for two consecutive Floating Rate Determination Dates.
If, under the priorities described above, One-Month LIBOR for an Interest Accrual Period would be based on One-Month LIBOR for the previous Floating Rate Determination Date for the second consecutive Floating Rate Determination Date, the Servicer shall select an alternative index (over which the Servicer has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     (d) The establishment of One-Month LIBOR (or an alternative index) by the Servicer and the Servicer's subsequent calculation of the Pass-Through Rate on the Class A-1 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

                          ARTICLE SEVEN

                             REPORTS

     Section 7.01. Monthly Reports. Not later than 1:00 p.m., Eastern Standard Time, on each Determination Date, the Servicer shall cause the Trustee to receive a "Monthly Report," which shall include with respect to the related Distribution Date and Due Period, (i) all information with respect to the Contracts necessary to enable the Trustee to send statements to Certificateholders pursuant to Section 7.06(a), (ii) the Average Sixty-Day Delinquency Ratio, the Average Thirty-Day Delinquency Ratio and the Current Realized Loss Ratio, (iii) the aggregate Contract Principal Balance and number of cumulative repossessions, (iv) the amount of Cumulative Realized Losses and
(v) any additional information required to permit the Trustee to make the distributions required by Section 6.01(a). The Trustee shall not be under any duty to recalculate or verify the information provided to it in any Monthly Report.

     Section 7.02. Servicer's Certificate. Each Monthly Report shall be accompanied by a Servicer's Certificate, which shall, among other things, certify the accuracy of the Monthly Report and that no Event of Default or event that with notice or lapse of time or both would become an Event of Default has occurred, or if such event has occurred and is continuing, specify the event and its status.

     Section 7.03. Other Data. Upon the receipt of a request therefor from the Trustee, the Servicer shall furnish the Trustee with such data regarding the Contracts and the servicing thereof as may reasonably be requested.

     Section 7.04. Annual Statement as to Compliance. The Servicer will deliver to the Depositor and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least three months after the Cut-off Date, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year (or since the Closing Date in the case of the first such Officer's Certificate) and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or since the Closing Date in the case of the first such Officer's Certificate), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 7.05. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with the first March 31 that occurs at least three months after the Cut-off Date, the Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Contracts under this Agreement and that, on the basis of such examination conducted substantially in compliance with this Agreement (or such other agreements) and generally accepted auditing standards, nothing came to the attention of such firm that caused such firm to believe that there were any exceptions or errors in the records relating to Contracts serviced by the Servicer, insofar as such exceptions or errors relate to accounting matters. For purposes of such statement, such firm may assume conclusively that all pooling and servicing agreements among the Depositor, the Servicer and the Trustee relating to certificates evidencing an interest in manufactured housing contracts are substantially similar to one another except for any such pooling and servicing agreement that by its terms specifically states otherwise.

     Section 7.06.  Statements to Certificateholders.

     (a)  Concurrently with each distribution to
Certificateholders pursuant to Article Six, the Trustee shall mail, or cause the Paying Agent to mail, to each Certificateholder at the address appearing on the Certificate Register a statement as of the related Distribution Date and Due Period prepared by the Trustee (in the case of (vii) through (xiii) and (xv) below, based on information furnished by the Servicer) setting forth:

          (i) the aggregate amount distributed on each Class of Certificates, separately identifying the portion thereof that constitutes principal and interest;

          (ii) the Interest Distribution Amount, Carryover
     Interest Distribution Amount, Liquidation Loss Interest
     Amount and Unpaid Liquidation Loss Interest Shortfall in respect of each Class of Certificates;

          (iii)     the Formula Principal Distribution Amount and
     Unpaid Certificate Principal Shortfall in respect of each Class of Certificates;

          (iv) the Accelerated Principal Distribution Amount,
     Overcollateralization Reduction Amount, Target
     Overcollateralization Amount and Current
     Overcollateralization Amount;

          (v) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-R, Class M-1, Class M-2, Class B-1 and Class B-2 Certificate Principal Balances, after giving effect to the distributions of principal made on such Distribution Date;

          (vi) the Adjusted Certificate Principal Balance of the
     Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, after giving effect to the distributions of principal and allocation of Liquidation Loss Amounts made on such Distribution Date;

          (vii)      the Monthly Servicing Fee and other
     servicing compensation;

          (viii)    the number of and aggregate Contract
     Principal Balances of Contracts with payments delinquent 30 to 59, 60 to 89 and 90 or more days, respectively;

          (ix) the number of and aggregate Contract Principal
     Balances of Contracts relating to Manufactured Homes that were repossessed since the immediately preceding
     Distribution Date;

          (x) the number of and aggregate Contract Principal Balances of Contracts (other than Liquidated Contracts) relating to Manufactured Homes that were repossessed remaining in the Trust Fund on such Distribution Date;

          (xi) the number of and aggregate Contract Principal
     Balances of Contracts relating to Manufactured Homes that were liquidated since the immediately preceding Distribution
     Date;

          (xii) the Realized Losses with respect to such Distribution Date;

          (xiii) the Cumulative Losses with respect to such Distribution Date;

          (xiv)     the Pool Factor for each Class of
     Certificates after giving effect to the payment of principal to be made on such Distribution Date;

          (xv) the Interest Deficiency Amount and Interest
     Deficiency Withdrawal, if any, for each of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates with respect to such Distribution Date; and

          (xvi) such other customary factual information as is available to the Servicer as the Servicer deems necessary and can be obtained reasonably from its existing data base to enable Certificateholders to prepare their tax returns.

     Within a reasonable period of time after the end of each calendar year, subject to the next sentence, but in no event later than 90 days after the end of such year, the Trustee shall prepare and furnish to each Person who at any time during the calendar year was the Holder of a Certificate, a statement containing the information set forth in clauses (i) and (ii) above, in the case of Class A, Class M and Class B Certificate-holders, and (v), (vi) and (vii) above, in the case of Holders of Subordinated Certificates, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

     (b) Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was a holder of Class X Certificates a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was a holder of the Class X Certificates. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

     (c) A Certificateholder holding (or Certificate Owner owning beneficial interests in) Certificates of a Class representing in the aggregate at least 5% of the Percentage
Interest of such Class shall, upon written request to the Trustee, be entitled to receive copies of all reports provided to the Trustee at such Holder's or Owner's expense.

     Section 7.07. Other Reports. The Trustee shall file on behalf of the Trust all reports required to be filed with the Securities and Exchange Commission or any exchange or association of securities dealers pursuant to the Securities Exchange Act of 1934, as amended, or any rules and regulations promulgated thereunder.

                          ARTICLE EIGHT

           INDEMNITIES; THE DEPOSITOR AND THE SERVICER

     Section 8.01. Liabilities to Obligors. No liability to any Obligor under any of the Contracts arising out of any act or omission to act of the Seller or the Servicer in servicing the Contracts prior to the Closing Date is intended to be assumed by any other party hereto, or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, each party hereto and the Certificateholders expressly disclaim such assumption.

     Section 8.02. Tax Indemnification. The Seller agrees to pay, and to indemnify, defend and hold harmless the Trust Fund, the Trustee, the Certificate Registrar, the Paying Agent, the Depositor and the Certificateholders from any Taxes that may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts from the Seller to the Depositor and from the Depositor to the Trust Fund, including, without limita-tion, any sales, gross receipts, general corporation, personal property, privilege or license Taxes (but not including any income or franchise Taxes or federal, state or other Taxes arising out of the creation of the Trust Fund and the issuance of the Certificates or distributions with respect thereto) and costs, expenses and reasonable counsel fees in defending against the same.

     Section 8.03. Servicer's Indemnities. The Servicer shall defend and indemnify the Trust Fund, the Trustee, the Certificate Registrar, the Paying Agent, the Depositor, Authenticating Agent and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions in respect of any action taken or failed to be taken by the Servicer with respect to any Contract, Manufactured Home or Mortgaged Property and any failure by the Servicer to perform its obligations in compliance with this Agreement. This indemnity shall survive any Event of Default (but the obligations of the Servicer under this Section shall not relate to any actions of any subsequent Servicer after an Event of Default), any payment of the amount owing under, or any repurchase by the Seller of, any such Contract, the resignation or removal of the Servicer and the termination of this Agreement.

     Section 8.04. Operation of Indemnities. Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trustee will repay such amounts collected to the Seller or the Servicer, as the case may be, together with any interest collected thereon.

     Section 8.05. Merger or Consolidation of the Depositor, the Seller or the Servicer. The Seller and the Servicer will each keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Contracts and to perform its duties under this Agreement.

     Any person into which the Depositor, the Seller or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which any such entity shall be a party, or any Person succeeding to the business of any such entity, shall be the successor of the Depositor, the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy
Section 8.08(a)(ii) with respect to the qualifications of a successor to the Servicer. The Seller, the Depositor and the Servicer shall promptly notify each Rating Agency of any such merger, conversion or consolidation to which it is a party.

     Section 8.06. Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such individual against any liability that would otherwise be imposed by reason of its willful misconduct, bad faith or negligence.
The Depositor and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that arises under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Collection Account and the Depositor shall be entitled to be reimbursed therefor out of monies on deposit in the Collection Account as provided by Section 6.02(a)(vii); provided that such reimbursement shall be made, from time to time on one or more Distribution Dates, only out of the Available Distribution Amount that remains after the distributions to the Certificateholders on such Distribution Date have been made.

     Section 8.07. Assignment by Servicer. The Servicer may, with the prior written consent of the Depositor and notice to each Rating Agency, assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person that is satisfactory to the Trustee and the Depositor, in their sole and reasonable judgment, such Person is willing to service the Contracts and such Person executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; provided further that such assignment and delegation will not cause any Rating Agency to qualify, downgrade or withdraw its then-current rating of any Rated Certificates, as evidenced by a letter from each Rating Agency. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 8.08.  Successor to the Servicer.

     (a) In connection with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to
Section 9.01, the Trustee shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement (except any liability or responsibility for any act or omission that arose prior to the Servicer's termination and the duty to pay and indemnify the Trustee pursuant to Section 10.05), or (ii) appoint a successor acceptable to the Depositor, which shall have a net worth of not less than $10 million and shall have serviced for at least one year prior to such appointment a portfolio of not less than $100 million aggregate principal amount of manufactured housing installment sales contracts and/or installment loans and which shall succeed to all rights and assume all of the responsibil-ities, duties and liabilities of the Servicer under this Agree-ment prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement (except that the duty to pay and indemnify the Trustee pursuant to Section 10.05 shall be subject to negotiation at the time of such appointment). If the Trustee becomes the successor to the Servicer in accordance with this Section, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint or petition a court of competent jurisdiction to appoint, a successor satisfying the requirements in clause (ii) above. In connection with any appointment of a successor Servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree or such court shall determine; provided, however, that no such compensation shall be in excess of a monthly amount equal to 1/12 of the product of 1.25% and the Pool Balance for the Distribution Date in respect of which such compensation is being paid without the consent of all of the Certificateholders and notice to each Rating Agency. If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Section 8.07 or 9.01, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, shall cooperate with the Trustee and any successor Servicer in effecting the termination of its responsibilities and rights hereunder and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The assignment by the Servicer pursuant to Section 8.07 or removal of the Servicer pursuant to Section 9.01 shall not become effective until a successor Servicer shall be appointed pursuant to this Section and shall in no event relieve the Seller of liability pursuant to Sections 3.05 and 10.05. Nothing herein shall be construed to impose any obligation of the Seller upon the Trustee or any successor to the Servicer under any circumstances.

     (b) Any successor Servicer appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor Servicer shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any assignment by or termination of the Servicer pursuant to Section 8.07 or 9.01 or the termination of this Agreement pursuant to Section 11.01 shall not affect any claims that the Trustee may have against the Servicer arising prior to any such termination or resignation.

     The Servicer shall timely deliver to the successor Servicer the funds in the Collection Account and all Contract Files (to the extent in the Servicer's possession), Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as reasonably may be required to more fully and definitely vest and confirm in the successor Servicer all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. Without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including, without limitation, transfer instruments in respect of certificates of title and financing statements relating to the Manufactured Homes), and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination.

     Upon a successor's acceptance of appointment as successor
Servicer, the Trustee shall notify in writing the Certificateholders of such appointment.

                          ARTICLE NINE

                             DEFAULT

     Section 9.01. Events of Default. If any one or more of the following events (each, an "Event of Default") shall occur and be continuing:

          (a) any failure by the Servicer to make any deposit or payment, or to remit to the Trustee any payment, required to be made under the this Agreement that continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer, the Trustee and the Depositor by the Holders of Certificates evidencing Fractional Interests aggregating not less than 25%;

          (b) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement that continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Trustee and the Depositor by the Holders of Certificates evidencing Fractional Interests aggregating not less than 25%;

          (c) a decree or order of a court or agency or super-visory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a trustee, conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days;

          (d) the Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

          (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of any of the foregoing;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates evidencing Frac-tional Interests aggregating not less than 51% by notice in writing to the Servicer shall, terminate all the rights and obligations of the Servicer under this Agreement and in, to and under the Contracts and the proceeds thereof. The Trustee shall send a copy of any such notice to each Rating Agency. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 8.08. Upon the occurrence of an Event of Default that shall not have been remedied, the Trustee may also pursue whatever rights it may have at law or in equity to damages, including injunctive relief and specific performance. The Trustee will have no obligation to take any action or institute, conduct or defend any litigation under this Agreement at the request, order or direction of any of the Holders of Certificates unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities the Trustee may incur.

     Section 9.02. Waiver of Defaults. The Holders of a majority of outstanding Certificates may waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required remittance to the Trustee for distribution on any of the Certificates may be waived only by the affected Certificate-holders. Notwithstanding the foregoing, except in the case of a default by the Servicer in the making of any required remittance to the Trustee for distribution on any of the Certificates, the Trustee may waive a default by the Servicer if and so long as the Trustee in good faith determines that such waiver is in the interests of the Holders of Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 9.03. Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 9.01, the Trustee or an entity appointed pursuant to Section 8.08(a)(ii) shall be the successor in all respects to the Servicer as provided in Section 8.08.

     Section 9.04.  Notification to Certificateholders.

     (a) Upon any such termination pursuant to Section 9.01, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

     (b) Within 60 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Holders of Certificates, notice of such Event of Default unless such Event of Default shall have been cured or waived.

     Section 9.05.  Effect of Transfer.

     (a) After a transfer of servicing duties to a successor Servicer pursuant to Section 8.05, 8.07, 8.08 or 9.01, (i) the Trustee or such successor Servicer may notify Obligors to make payments that are due under the Contracts after the effective date of the transfer of servicing duties directly to the successor Servicer and (ii) the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts but, in the case of a transfer pursuant to Section 8.08 or 9.01, shall remain liable for any liability of the Servicer arising prior to the date of transfer and shall remain entitled to any compensation due the Servicer that had already accrued prior to such transfer.

     (b) A transfer of servicing duties to a successor Servicer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer pursuant to Article Eight) other than those relating to the management, administration, servicing or collection of the Contracts.


                           ARTICLE TEN

                           THE TRUSTEE

     Section 10.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are set forth specifically in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, except if it is acting as Servicer, in which case it shall use the same degree of care and skill as is required of the Servicer.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instru-ments furnished to the Trustee that are required specifically to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be liable personally for an error of judgment made in good faith by a Responsible
     Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable personally with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing Fractional Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) No provision of this Agreement shall be construed to require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties as Trustee hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

          (v) No provision of this Agreement shall be construed to hold the Trustee accountable for any duty of the Servicer, or for the acts or omissions of the Servicer, until such time as the Trustee may be required to act as Servicer pursuant to Section 9.03.

     Section 10.02.  Certain Matters Affecting the Trustee.
Except as otherwise provided in Section 10.01:

          (a) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) the Trustee may consult with counsel of its selection and any advice of its counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and, unless it is acting as Servicer, to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (d) the Trustee shall not be liable personally for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates evidencing Fractional Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding, and the reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians, and shall have no liability for the acts or omissions of any such agents, attorneys or custodians appointed by the Trustee with due care; and

          (g) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Certificates and this Agreement.

     Section 10.03. Trustee Not Liable for Certificates or Contracts. The recitals contained herein and in the Certificates (other than the certificate of authentication of the Certificates) shall be taken as the statements of the Depositor, the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement, the Certificates (other than the certificate of authentication of the Certificates), the Sale and Purchase Agreement or of any Contract or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Seller or the Servicer of any of the Certificates or of the proceeds thereof, or for the use or application of any funds paid to the Depositor, the Seller or the Servicer in respect of the Contracts or deposited in or withdrawn from the Certificate Account by the Depositor, or the Certificate Account or Collection Account by the Seller or the Servicer.

     Section 10.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties hereto with the same rights it would have if it were not Trustee.

     Section 10.05. Servicer to Pay Fees and Expenses of Trustee. The Servicer covenants and agrees to pay, from its own funds to the extent that such compensation is not paid in accordance with Section 6.02(a)(i), to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay (out of its own funds (except at such times that the Trustee is acting as successor Servicer hereunder)) or reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement and the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee in connection with the appointment of an office or agency pursuant to Section 10.11, except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Servicer also covenants and agrees to indemnify (out of its own funds (except at such times that the Trustee is acting as successor Servicer hereunder)) the Trustee for, and to hold it harmless against, any loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred without negligence or bad faith on the part of the Trustee arising out of or in connection with the acceptance or administration of the trust created by this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The covenants in this Section shall be for the benefit of the Trustee in its capacity as Trustee, Paying Agent, Authenticating Agent and Certificate Registrar hereunder, and shall survive removal or resignation of the Trustee or the termination of this Agreement. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Tax Matters Person.

     Section 10.06. Eligibility Requirements for Trustee. There shall at all times be a Trustee hereunder that shall be either
(i) BNY or any other Person into which BNY is merged or consolidated or to which all or substantially all of the properties and assets of BNY are transferred as an entirety, provided that such other Person has accepted appointment as Trustee under this Agreement in accordance with Article Ten, and that such entity is authorized to exercise corporate trust powers under the laws of the United States or any State and has all necessary trust powers to perform its obligations hereunder, or
(ii) a corporation or banking association organized and doing business under the laws of the United States or any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50 million, subject to supervision or examination by federal or state authority and is not an Affiliate of the Servicer. If the corporation or banking association referred to in clause (ii) above publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 10.07. Resignation and Removal of the Trustee. The Trustee at any time may resign and be discharged from the trusts hereby created by giving written notice thereof to the other parties hereto and each Rating Agency. Upon receiving such notice of resignation, the Depositor promptly shall appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with Section 10.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after receipt of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     The Holders of Class A Certificates or, if the Class A Certificate Principal Balance is zero, Class M and Class B Certificates, evidencing Percentage Interests aggregating more than 50% of the Class A Certificates or the Class M and Class B Certificates, voting together as a single class, as the case may be, may remove the Trustee at any time and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Certificateholders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 10.08.

     Section 10.08. Successor Trustee. Any successor Trustee appointed as provided in Section 10.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall execute and deliver such instruments and do such other things as reasonably may be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor
Trustee shall be eligible under Section 10.06.

     Upon acceptance of appointment by a successor Trustee as provided in this Section, the Depositor shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register, to the Servicer and to each Rating Agency. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Depositor.

     Section 10.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 10.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 10.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of (i) meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may be located at the time or (ii) meeting any legal requirements with respect to the holding of the Contracts or the Manufactured Homes, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts, as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 10.06 and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 10.08.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under the law of any jurisdiction in which any particular act or acts are to be performed or any regulation applicable to any of the Contracts (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specif-ically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, appoint the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Nothing in this Section shall relieve the Trustee of its duties, obligations or liabilities under this Agreement.

     Section 10.11. Appointment of Office or Agency. The Trustee will maintain or appoint an office or agency in New York, New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office, for the purpose of keeping the Certificate Register. The Certificate Register may be kept in an electronic form capable of printing out a hard copy of the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.10 where notices and demands to or upon the Trustee in respect of the Certificates may be served. The Trustee will give prompt written notice to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 10.12.  REMIC Administration.

     (a) For federal income tax purposes, the Trust Fund shall include two REMICs, the Pooling REMIC (the "Pooling REMIC") and the Issuing REMIC (the "Issuing REMIC"). The Certificates, other than the Class A-R Certificates, shall be issued by the Issuing REMIC. The Class A-R Certificates shall represent beneficial ownership of the residual interest issued by the Pooling REMIC and the residual interest issued by the Issuing REMIC. The Pooling REMIC shall be evidenced by the Pooling residual interest and by the Pooling Interests having the characteristics and terms set forth below, which interests (other than the residual interest the beneficial ownership of which shall be represented by the Class A-R Certificates) shall be issued by the Pooling REMIC to the Trustee. The Pooling Interests and the proceeds thereof shall be assets of the Issuing REMIC.

     (b)  The Pooling Interests will consist of the A1, A2, A3,
A4, A5, M1, M2, B1, and B2. Each Pooling regular interest will bear interest at the Weighted Average Net Contract Rate.

     The initial Pooling Balance of each Pooling Interest and its corresponding Issuing Class are as follows:

                         Principal      Corresponding
                          Balance           Class
Pooling Interest A1      $59,300,000       A-1
Pooling Interest A2      $39,600,000       A-2
Pooling Interest A3      $29,700,000       A-3
Pooling Interest A4      $53,278,000       A-4
Pooling Interest A5      $100              A-R
Pooling Interest M1      $18,360,000       M-1
Pooling Interest M2      $9,180,000        M-2
Pooling Interest B1      $9,754,000        B-1
Pooling Interest B2      $10,327,900       B-2



     (c)  Realized Losses for each Distribution Date shall be allocated

           (i)   first to Pooling Interest B2;

          (ii)   second to Pooling Interest B1;

         (iii)   third to Pooling Interest M2; and

          (iv)   fourth, to Pooling Interest M1; and

           (v) fifth, pro rata according to the outstanding principal balances of Pooling Interests A1, A2, A3, A4 and
     A5.  No funds shall be distributed to the Class A-R
     Certificates with respect to the Pooling REMIC's residual interest until all prior Realized Losses have been reimbursed to the Pooling Interests.

     (d)  The Formula Principal Distribution Amount on each
Distribution Date will be allocated in the following order:

          (i) first, to Pooling Interest B2 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date;

          (ii) second, to Pooling Interest B1 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date;

          (iii) third, to Pooling Interest M2 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date;

          (iv) fourth, to Pooling Interest M1 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date;

          (v) fifth, to Pooling Interest A5 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date;

          (vi) sixth, to Pooling Interest A4 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date;

          (vii) seventh, to Pooling Interest A3 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date;

          (viii) eighth, to Pooling Interest A2 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date; and

          (ix) ninth, to Pooling Interest A1 until its principal balance has been reduced to what will be the principal balance of its corresponding class after taking into account the distributions and allocation of Realized Losses to be made on such Distribution Date.

     (e) The Pooling Interests shall be issued as non-certificated interests. The A-R Certificates shall be issued in fully registered certificated form and shall be executed and countersigned as provided in Section 4.01.

     (f) On each Distribution Date, in addition to amounts otherwise distributable thereon pursuant to Section 6.01, the Trustee shall distribute to the Holder of the Class A-R Certificate with respect to the Pooling residual interest any amounts remaining in the Pooling REMIC after all amounts required to be applied pursuant to the preceding paragraphs have been so applied, and shall distribute to the Holder of the Class A-R Certificate with respect to the Issuing residual any amounts remaining in the Issuing REMIC after all amounts required to be applied pursuant to the preceding paragraphs have been so applied.

     (g) The Pooling Interests identified in subparagraph (b) above shall be designated as the "regular interests" and the Pooling residual, the beneficial ownership of which shall be represent by the Class A-R Certificate, as the single class of "residual interest" in the Pooling REMIC for purposes of the REMIC provisions. Classes A-1, A-2, A-3, A-4, M-1, M-2, B-1, and B-2 shall be designated as regular interests in the Issuing REMIC. In addition, nine separate regular interests in the Issuing REMIC (each, a "Class X Component") shall have notional balances equal to the principal balances of each Pooling Interest. Each Class X Component shall represent the right to interest on its notional balance equal to the difference between the Weighted Average Net Contract Rate and the Pass-Through Rate on the Issuing class corresponding to each such Pooling Interest (the "Class X Strip Amount"). The beneficial ownership of all such interests shall be represented by the Class X Certificate. The Issuing residual interest, the beneficial ownership of which shall also be represented by the Class A-R Certificate, shall be designated as the single class of "residual interest" in the Issuing REMIC for purposes of the REMIC Provisions.

     (h) Any amounts paid on the Class X Certificate shall be treated as consisting first of the right to current interest. Any amounts in excess of current interest shall be applied pro rata to any Deferred Amounts. The Class X Certificate shall be treated as entitled to a Deferred Amount to the extent that the amount distributed on any Distribution Date is less than the amount due on each regular interest represented by the Class X Certificate. Any Realized Losses allocated to the Class X Certificate shall be treated as first proportionately reducing any Deferred Amounts on each regular interest represented by the Class X Certificate and then its right to current interest on each regular interest represented by the Class X Certificate. Any funds ultimately available to reimburse such prior Realized Losses shall be applied to each regular interest represented by the Class X Certificate in proportion to the allocation of prior Realized Losses to such interest relative to the other regular interests represented by the Class X Certificates, and no funds shall be distributed to the Class A-R Certificates (other than principal distributions) until all prior Realized Losses have been reimbursed to the Class X Certificates.

     (i) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of Section 860G(a)(9) of the Code and the latest possible maturity date of any REMIC regular interest created hereunder shall be the Latest Possible Maturity Date.

     (j) The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit, but not expenses of an external audit by a taxing authority or litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer).

     (k) The Trustee shall act as Tax Matters Person for each REMIC and shall hold the Tax Matters Person Certificate. The Trustee shall prepare, sign, and file all of each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Trustee.

     (l) The Trustee and the Holders of Certificates shall take any action or cause each REMIC to take any action necessary to create or maintain the status of such REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee nor the Holder of any Residual Certificate shall take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of such REMIC as a REMIC or (ii) result in the imposition of a tax upon such REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

     (m) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans if permitted by the Servicing Agreement.

     (n) The Trustee shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

     (o) Except as provided in Section 3.05, the Trustee shall not sell any Contract or any other asset of the Trust Fund unless either (i) it has received an Opinion of Counsel to the effect that such sale will not result in the imposition of Taxes on "prohibited transactions" on the Trust Fund as defined in Section 860F of the Code or (ii) the proceeds of such sale, net of any related Taxes on "prohibited transactions" on the Trust Fund as defined in Section 860F of the Code, will at least equal the Repurchase Price of such Contract.

     Section 10.13. Tax Matters. It is intended that the assets with respect to which any REMIC election is to be made shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within 30 days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);
(d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (g) pay, from the sources specified in the last paragraph of this section, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appro-priate proceedings and shall not prevent the Trustee from with-holding payment of such tax, if permitted by law, pending the outcome of such proceedings); (h) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;
(i) maintain records relating to any such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (j) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of any such REMIC in relation to any tax matter or controversy involving it. If the Trustee determines, in its sole discretion, that it is not permitted by applicable law to perform any of the duties in the preceding sentences, the Servicer shall carry out such duties pursuant to the instructions of the Trustee and shall be compensated for such services pursuant to Section 10.05. The Servicer shall not knowingly or intentionally take any action (or knowingly or intentionally direct the Trustee to take or omit to take any action) or knowingly or intentionally omit to take any action (or knowingly or intentionally omit to direct the Trustee to take any action) if such action or omission (as the case may
be) would cause the termination of the REMIC status of the Trust Fund. The Depositor and the Servicer shall cooperate with the Trustee or its agent for such purpose in supplying any information within their control (other than any confidential information) that is necessary to enable the Trustee to perform its duties under this Section.

     In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Contracts. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

     In the event that any tax is imposed on "prohibited transactions" (as defined in Section 860F(a)(2) of the Code) of any REMIC created hereunder, on the "net income from foreclosure property" (as defined in Section 860G(c) of the Code) of any REMIC created hereunder or on any contribution to any REMIC created hereunder after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMIC created hereunder pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Servicer, in the case of any such minimum tax, or if such tax arises out of or results from a breach by the Servicer or Seller of any of their obligations under this Agreement, (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Contract pursuant to Section
3.04 or 3.05 or (iv) in all other cases, or in the event that the Trustee, the Servicer or the Seller fails to honor its obliga-tions under the preceding clauses (i), (ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders.

                            ARTICLE ELEVEN

                              TERMINATION

     Section 11.01.  Termination.

     (a) The respective obligations and responsibilities of the Seller, the Depositor, the Servicer (except as to Section 10.05) and the Trustee shall terminate upon the earliest to occur of:
(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Contract or the disposition of all property acquired upon repossession of any Contract and the remittance of all funds due hereunder; (ii) at the option of the Depositor or the Servicer, on any Distribution Date on or after the first Distribution Date as of which the Pool Balance is less than 10% of the Cut-off Date Pool Balance, upon the purchase of the Contracts at a price equal to the sum of (1) 100% of the unpaid principal balance of each Contract as of the final Distribution Date, and (2) the lesser of (a) the fair market value of any REO Property (as determined by the Depositor or the Servicer, as the case may be, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to this Section), and (b) the unpaid principal balance of each Contract related to any REO Property, plus, in the case of both clause (1) and (2), any Unpaid Liquidation Loss Interest Shortfall and Liquidation Loss Interest Amount with respect to any Class of Certificates, together with one month's interest at the applicable APR on the unpaid principal balance of each Contract (including any Contract as to which the related Manufactured Home has been repossessed or foreclosed upon and not yet disposed of); or (iii) the sale by the Trustee of all Contracts pursuant to Section 11.02. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the earlier to occur of the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and the Latest Possible Maturity Date. Notwithstanding the foregoing, the option specified in clause (ii) above shall not be exercisable if there will not be distributed to the Holders of Certificates of each Class an amount equal to the Certificate Principal Balance of such Class of Certificates, together with interest accrued during the related Interest Accrual Period at the related Pass-Through Rate (including any Liquidation Loss Interest Amounts), any Carryover Interest Distribution Amount and any Unpaid Liquidation Loss Interest Shortfall. The Servicer shall have the prior right to exercise the option to purchase the Contracts pursuant to clause (ii) above if both the Depositor and the Servicer desire to exercise such option.

     (b) Notice of any termination, specifying the Distribution Date upon which all Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Servicer (if the Depositor is exercising the option given it in Section 11.01(a), upon direction by the Depositor given ten days prior to the date such notice is to be mailed) by letter to Certificateholders, the Trustee and each Rating Agency mailed no later than the 15th day of the month preceding the month of such final distribution specifying (i) the Distribution Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date will not be applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. After giving such notice, the Certificate Registrar shall not register the transfer or exchange of any Certificates. If such notice is given in connection with the Depositor's or the Servicer's election to purchase, the Depositor or the Servicer shall deposit in the Certificate Account on the Business Day prior to the applicable Distribution Date the amount described in Section 11.01(a)(ii). Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed, from funds in the Certificate Account, to Holders of Certificates of each Class, in proportion to their respective Percentage Interests, an amount equal to the Certificate Principal Balance of such Class of Certificates, together with one month's interest on such Certificate Principal Balance at the related Pass-Through Rate and any Unpaid Liquidation Loss Interest Shortfall or Carryover Interest Distribution Amount with respect to such Class. Upon such termination, any amounts remaining in the Certificate Account (other than amounts retained to meet claims) shall be paid to the Holders of the Class A-R Certificates. Following such final deposit, the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer. The distribution on the final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of the Certificates. Any amounts retained in the Certificate Account that are owed to Certificate-holders that have not surrendered their Certificates as of the final Distribution Date shall be withdrawn from the Certificate Account and held in an escrow account with the Trustee pending distribution pursuant to Section 11.01(c).

     (c) If all of the Certificateholders have not surrendered their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificate-holders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within two years after the second notice all Certificates shall not have been surrendered for cancellation, the Trustee shall so notify the Depositor and the Depositor may take appropriate steps, or may appoint an agent to take appropriate and reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of, and only to the extent of, the funds and other assets that remain in trust hereunder.

     (d) Upon any termination pursuant to the exercise of the purchase option contained in Section 11.01(a)(ii) or otherwise, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section will not (i) result in the imposition of Taxes on "prohibited transactions" of the Trust Fund as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as REMICs at any time that any Certificates are outstanding:

          (i) within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer or the Depositor under this Section, the Trustee shall adopt a plan of complete liquidation of the Trust Fund within the meaning of Section 860F(a)(4) of the Code that, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Tax Matters Person), meets the requirements of a qualified liquidation; and

          (ii) at or after the time of adoption of such a plan of complete liquidation and at or prior to the final
     Distribution Date, the Servicer, as agent of the Trustee, shall sell all of the assets of the Trust Fund to the Depositor or the Servicer, as the case may be, for cash.

     By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.

     Section 11.02.  Auction Call.

     (a) If neither the Depositor nor the Servicer exercises its right described in Section 11.01(a)(ii) within 90 days after the Distribution Date on which they are first entitled to do so, the Depositor and the Servicer shall so notify the Trustee, and the Trustee shall use commercially reasonable efforts to solicit bids for the purchase of all Contracts and other property of the Trust Fund from no fewer than two prospective purchasers that it believes to be Qualified Bidders. If IndyMac is then the Servicer, the solicitation of bids shall be conditioned upon its continuing as servicer of the Contracts on terms and conditions substantially similar to those set forth in this Agreement. The Trustee shall provide the Servicer with ten days written notice prior to any action pursuant to this Section.

     (b) If the Trustee receives bids from at least two Qualified Bidders and the net proceeds of the highest bid are equal to or greater than the Termination Price, the Trustee shall promptly advise the Servicer of the highest bid and the terms of purchase, and the Servicer shall have three Business Days, at its option, to match the terms of such bid. The Trustee shall thereafter sell the Contracts and other property of the Trust either (i) to the Servicer, if it shall so elect, or (ii) to the highest bidder, and in either case the Trustee shall distribute the net proceeds of such sale in redemption of the Certificates pursuant to Section 6.01. Any such sale must also comply with the requirements of Section 11.01(b) and the second to the last sentence of Section 11.01(a).

     (c) Any costs incurred by the Trustee in connection with such sale (including without limitation any legal opinions or consents required by Section 11.01(b)) shall be deducted from the bid price of the Contracts and other property of the Trust in determining the net proceeds therefrom.

     (d) If the Trustee does not obtain bids from at least two Qualified Bidders, or does not receive a bid such that the net proceeds therefrom would at least equal the Termination Price, it shall not sell the Contracts and other property of the Trust, and shall thereafter have no obligation to attempt to sell same.

     (e) Each of the Depositor and the Servicer shall cooperate with and provide necessary information to the Trustee in connection with any auction sale as described herein.

                            ARTICLE TWELVE

                       MISCELLANEOUS PROVISIONS

     Section 12.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms and in no way shall affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or the rights of the Holders.

     Section 12.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or pro-ceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of a Class evidencing, as to such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being covenanted expressly by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certifi-cates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 12.03.  Acts of Certificateholders.

     (a) Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates of the specified Class or Classes evidencing, as to each such Class, Percentage Interests aggregating 51% or more.

     (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Servicer and the Depositor if made in the manner provided in this Section.

     (c) The fact and date of the execution by any Certificate-holder of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient.

     (d) The ownership of Certificates shall be proved by the Certificate Registrar.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such security.

     (f) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

     Section 12.04. Calculations. Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

     Section 12.05. Amendment. This Agreement may be amended from time to time by the parties hereto without consent of any Certificateholders, (i) to cure any ambiguity or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (ii) to add to the duties or obligations of the Servicer hereunder, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the then-current rating of any Class of Certificates (it being understood that none of the Trustee, the Depositor or the Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates after the Closing Date), (iv) to amend the Principal Distribution Tests or the calculation of the Average Sixty-Day Delinquency Ratio, the Average Thirty-Day Delinquency Ratio, Cumulative Realized Losses, Current Realized Loss Ratio, Sixty-Day Delinquency Ratio or the Thirty-Day Delinquency Ratio or (v) to make any other provisions with respect to matters or questions arising under this Agreement that shall not be materially inconsistent with the provisions of this Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners pursuant to Section 4.03; provided, however, with respect to clause (v), that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder (including, without limita-tion, the maintenance of the status of the Trust Fund as REMICs under the Code) and provided further that, in the case of clause
(iv), any such action may be taken only after the Trustee has received from each Rating Agency a confirmation that such action will not result in the reduction or withdrawal of any then-current rating of a Certificate.

     This Agreement may also be amended from time to time by the parties hereto without consent of the Certificateholders, to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary to (i) maintain the qualification of the Trust Fund as REMICs under the Code or avoid, or minimize the risk of, the imposition of any Tax on the Trust Fund under the Code that would be a claim against the Trust Fund's assets, or (ii) prevent the Trust Fund from entering into any "prohibited transaction" as defined in Section 860F of the Code; provided that in either such case, (a) there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such action is necessary or appropriate to maintain such qualification or avoid any such Tax or minimize the risk of its imposition or prevent the Trust Fund from entering into such prohibited transaction, as the case may be, and (b) such amendment shall not adversely affect in any material respect the interests of any Certificateholder.

     This Agreement also may be amended from time to time by the parties hereto with the consent of the Holders of each Class of Certificates affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions that are required to be made on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding or (iii) adversely affect the status of the Trust Fund as REMICs or cause a tax to be imposed on the Trust Fund under the REMIC Provisions.

     Prior to executing any amendment to this Agreement, the Trustee shall be entitled to receive an Opinion of Counsel stating that such amendment is permitted by the terms of this Agreement. Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agency.

     It shall not be necessary for the consent of Certificate-holders under this Section to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 12.06. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Contracts are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense with the consent of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Contracts.

     Section 12.07. Certificates Nonassessable and Fully Paid. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and upon authentication of a Certificate by the Trustee or its Authenticating Agent, such Certificate shall be deemed fully paid.

     Section 12.08. No Petition. Each of the Seller, the Servicer and the Trustee covenants and agrees that prior to the date that is one year and one day after the date upon which the last Class of Certificates has been paid in full, it will not institute against, or join any other Person in instituting against the Depositor any bankruptcy, reorganization, arrange-ment, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive termination of this Agreement or the termination of the Servicer or the Trustee, as the case may be, under this Agreement.

     Section 12.09.  Governing Law.  This Agreement shall be
construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 12.10. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, or telecopied (with transmission confirmed by telephone) to, or mailed by first class or registered mail, postage prepaid, to in the case of
(i) the Depositor, Asset Backed Securities Corporation, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010; (ii) the Servicer, IndyMac, Inc., 15050 Avenue of Science, Suite 101, San Diego, California 92128,
Attention: General Counsel; (iii) the Trustee, The Bank of New York, 101 Barclay Street, New York, New York 10286 Attention:
Corporate Trust - MBS Administration; (iv) Standard & Poor's, 25 Broadway, New York, New York 10004, Attention: Asset Backed Surveillance Group; (v) Fitch, One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Group; or (vi) in any such case at such other address specified in writing to each other entity listed in this Section.

     Section 12.11 Merger and Integration of Documents. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 12.12.  Headings.  The headings herein and Table of
Contents are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 12.13.  Counterparts.  This Agreement may be
executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                        ASSET BACKED SECURITIES CORPORATION,
                        as Depositor



                        By:  /s/ Fiachra T. O'Driscoll
                            ----------------------------------
                            Name:  Fiachra T. O'Driscoll
                            Title: Vice President


                        INDYMAC, INC., as Seller and Servicer



                        By:  /s/ Alan Atlas
                             ---------------------------------
                             Name:
                             Title:


                        THE BANK OF NEW YORK, as Trustee



                        By:  /s/ Robert Muller
                             ---------------------------------
                             Name:  Robert Muller
                             Title: Assistant Treasurer






State of California      )
                         )  ss.:
County of San Diego      )

          On the 13th day of July, 1998 before me, a notary public in and for said State, personally appeared Alan Atlas, known to me to be Senior Vice President of IndyMac, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Julie Guadagni
                                        --------------------------------------
                                        Notary Public






[Notarial Seal]


State of New York     )
                      )  ss.:
County of New York    )


     On the 13th day of July, 1998 before me, a notary public in and for said State, personally appeared Robert Muller, known to me to be a Trust Officer of The Bank of New York, a national banking association that executed the within instrument, and also known to be the person who executed it on behalf of said national association, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                   /s/ Luis A. Amador
                                   -----------------------------------
                                   Notary Public


[Notarial Seal]

                                                             EXHIBIT A


                           CONTRACT SCHEDULE


                      [On file with the Trustee]

                                                             EXHIBIT B




                  FORM OF FACE OF CLASS A CERTIFICATE

     [SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.]

Number A-___                            Class A-[1][2][3][4]

Date of Pooling and Servicing           Original Denomination:
Agreement and Cut-off Date:             $____________________
July 1, 1998

Class A-_ Pass-Through Rate:            Class A-__ Initial Certificate
[lesser of (i) One Month LIBOR,         Principal Balance:
as determined on the applicable         $____________________
Floating Rate Determination
Date, plus 0.06%, computed on
the basis of a 360-day year and         Final Distribution Date:
the actual number of days in            [__________ 25, 20__]
the applicable Interest Accrual
Period or (ii) the Weighted
Average Net Contract Rate]              CUSIP US045413A______
[____%][lesser of (i)____%,
computed on the basis of a
360-day year consisting of
twelve 30-day months and (ii)
the Weighted Average Net
Contract Rate]

First Distribution Date:
August 25, 1998


             INDYMAC MANUFACTURED HOUSING CONTRACT
                    PASS-THROUGH CERTIFICATE,
             SERIES 1998-2, CLASS A[-1][-2][-3][-4]

               evidencing a percentage interest in
               any distributions allocable to the
               Class A Certificates with respect
               to a pool of fixed rate
               conventional manufactured housing
               installment sales contracts and
               installment loans sold by

              ASSET BACKED SECURITIES CORPORATION,

               which manufactured housing
               installment sales contracts and
               installment loans either were
               originated or acquired by and are
               initially serviced by IndyMac, Inc.
               (the "Seller" and the "Servicer").

     This Certificate does not represent an obligation of or interest in Asset Backed Securities Corporation, the Seller, the
Servicer, the Trustee referred to below or any of their respective Affiliates.

     Neither this Certificate nor the underlying manufactured housing installment sales contracts and installment loans are guaranteed or insured by Asset Backed Securities Corporation, the Seller, the Servicer, the Trustee, any of their respective Affiliates or by any governmental agency or instrumentality.

     THE PORTION OF THE CLASS A-__ INITIAL CERTIFICATE PRINCIPAL BALANCE EVIDENCED BY THIS CERTIFICATE (THE "CERTIFICATE BALANCE") WILL BE REDUCED BY DISTRIBUTIONS ON THIS CERTIFICATE THAT ARE ALLOCABLE TO PRINCIPAL. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS CERTIFICATE, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE.

     This certifies that ___________________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts") sold, together with certain other property (collectively, the "Trust Fund"), by Asset Backed Securities Corporation (the "Depositor"). The Contracts either were originated or acquired by and are serviced by IndyMac, Inc. (the "Seller" and the "Servicer") and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Distribution Date, to the extent described in the Agreement, the Trustee will cause to be distributed from funds in the Certificate Account to each Class A Certificateholder an amount equal to the product of the Percentage Interest evidenced by such Class A Certificateholder's Certificate and the Class A-__ Distribution Amount to be distributed to such Class of Class A Certificates.

     Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or by wire transfer to Holders of Class A Certificates with original denominations aggregating at least $5 million who have given the Trustee written instructions at least five Business Days prior to the related Record Date. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRE-SENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                   THE BANK OF NEW YORK



                                        By:
                                              Authorized Officer


                [Form of Certificate of Authentication]

This is one of the Certificates referred to in the within-mentioned
Agreement.

By:                                     By: THE BANK OF NEW YORK,
      Authenticating Agent                  as Trustee
                               or



--------------------------------        --------------------------------
      Authorized Signatory                     Authorized Signatory


                                                             EXHIBIT C

                  FORM OF FACE OF CLASS B CERTIFICATE

     [SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.]

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE
CLASS A CERTIFICATES, THE CLASS M CERTIFICATES [AND THE CLASS B-1
CERTIFICATES] TO THE EXTENT DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

     [FOR CLASS B-2 CERTIFICATES: THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE FOUR OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

     NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS A REPRESENTATION LETTER TO THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO
SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, THAT THE PURCHASER IS AN INSURANCE COMPANY THAT IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN
SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60 OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Number B-___                            Class B-[1][2]

Date of Pooling and Servicing
Agreement and Cut-off Date:
July 1, 1998

Class B-[1][2] Pass-Through             Original Denomination:
Rate:  lesser of ____%,                 $____________________
computed on the basis of a
360-day year of twelve 30-day           Class B-[1][2] Initial Certificate
months, and the Weighted                Principal Balance: $__________________
Average Net Contract Rate

                                        Final Distribution Date: August 25, 2029

First Distribution Date:
 August 25, 1998                        CUSIP US045413B__






             INDYMAC MANUFACTURED HOUSING CONTRACT
                    PASS-THROUGH CERTIFICATE,
                  SERIES 1998-2, CLASS B-[1][2]

               evidencing a percentage interest in
               any distributions allocable to the
               Class B Certificates with respect
               to a pool of fixed rate
               conventional manufactured housing
               installment sales contracts and
               installment loans formed and sold
               by

              ASSET BACKED SECURITIES CORPORATION,

which manufactured housing installment sales contracts and installment loans either were originated or acquired by and are initially serviced by IndyMac, Inc. (the "Seller" and the "Servicer").

     This Certificate does not represent an obligation of or interest in Asset Backed Securities Corporation, the Seller, the
Servicer, the Trustee referred to below or any of their respective Affiliates.

     Neither this Certificate nor the underlying manufactured housing contracts and loans are guaranteed or insured by Asset
Backed Securities Corporation, the Seller, the Servicer, the
Trustee, any of their respective Affiliates or by any governmental agency or instrumentality.

     THE PORTION OF THE CLASS B-[1][2] INITIAL CERTIFICATE PRINCIPAL BALANCE EVIDENCED BY THIS CERTIFICATE (THE "CERTIFICATE BALANCE") WILL BE REDUCED BY DISTRIBUTIONS ON THIS CERTIFICATE THAT ARE ALLOCABLE TO PRINCIPAL. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS CERTIFICATE, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE.

     This certifies that ___________________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts") formed and sold, together with certain other property (collectively, the "Trust Fund"), by Asset Backed Securities Corporation (the "Depositor"). The Contracts either were originated or acquired by and are serviced by IndyMac, Inc. (the "Seller" and the "Servicer") and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Distribution Date, to the extent described in the Agreement, the Trustee will cause to be distributed from funds in the Certificate Account, to each Class B Certificateholder an amount equal to the product of the Percentage Interest evidenced by such Class B Certificateholder's Certificate and the Class B-[1][2] Distribution Amount. Payments in respect of the Class B Certificates are subordinated to payments in respect of the Class A Certificates and the Class M Certificates and payments in respect of the Class B-2 Certificates are subordinated to payments in respect of the Class B-1 Certificates, in each case to the extent specified in the Agreement.

     Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or by wire transfer to Holders of Class B Certificates with original denominations aggregating at least $5 million who have given the Trustee written instructions at least five Business Days prior to the related Record Date. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                  THE BANK OF NEW YORK



                                        By:
                                           ---------------------------
                                              Authorized Officer


                [Form of Certificate of Authentication]

       This is one of the Certificates referred to in the within-mentioned Agreement.



By:                                     By:  THE BANK OF NEW YORK,
      Authenticating Agent                      as Trustee
                               or



---------------------------------       -----------------------------------
      Authorized Signatory                     Authorized Signatory


                                                             EXHIBIT D


                    FORM OF REVERSE OF CERTIFICATES

     As provided in the Agreement, deductions and withdrawals from the Collection Account will be made from time to time for purposes other than distributions to Certificateholders, such purposes including payment of the Monthly Servicing Fee, reimbursement to the Servicer for certain expenses incurred by it and reimbursement to the Servicer for previous Advances with respect to certain delinquent payments on the Contracts.

     The Trustee will cause to be kept at its Corporate Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate dated the date of authentication by the Trustee.

     No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee will be affected by notice to the contrary.

     The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or to correct or supplement any provisions therein that may be inconsistent with any other provisions therein, (ii) to add to the duties or obligations of the Servicer under the Agreement,
(iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of any Class of Certificates then given by a rating agency (it being understood that none of the Trustee, the Depositor, the Seller or the Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates after the Closing Date), (iv) to amend certain tests or definitions or (v) to make any other provisions with respect to matters or questions arising under the Agreement that are not materially inconsistent with the provisions of the Agreement, including without limitation, provisions relating to the issuance of definitive Certificates to Certificate Owners; provided, however, with respect to clause (v), that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder (including, without limitation, the maintenance of the status of the Trust Fund as REMICs under the Code) and provided further, that in the case of clause (iv), any such action may be taken only after the Trustee has received from each Rating Agency a confirmation that such action will not result in the reduction or withdrawal of any then-current rating of a Certificate. The Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, without consent of the Certificateholders, to modify, eliminate or add to the provisions of the Agreement to such extent as shall be necessary to maintain the qualification of the Trust Fund as REMICs under the Code or avoid, or minimize the risk of, the imposition of any Tax on the Trust Fund, unless certain conditions in the Agreement have been complied with, or to prevent the Trust Fund from entering into certain prohibited transactions under the Code, provided that such amendment shall not adversely affect in any material respect the interests of any Certificateholder and there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such action is necessary or appropriate for such purposes.

     The Agreement may also be amended from time to time by the Depositor, the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of a Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding or (iii) adversely affect the status of the Trust Fund as REMICs or cause a Tax to be imposed on the Trust Fund under the REMIC provisions.

     The respective obligations and responsibilities of the Depositor, the Seller, the Servicer and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Contract or the disposition of all property acquired upon repossession of any Contract and the remittance of all funds due thereunder, (ii) at the option of the Depositor or the Servicer, on any Distribution Date after the first Distribution Date on which the Pool Balance was less than 10% of the Cut-off Date Pool Balance, so long as the Depositor or the Servicer, as the case may be, deposits in the Certificate Account the repurchase price specified in the Agreement or (iii) upon the sale of the Contracts and other property of the Trust Fund by the Trustee if neither the Depositor nor the Servicer exercises the option in clause (ii) within 90 days after the Distribution Date on which they are first entitled to do so, as specified in the Agreement.


                                                             EXHIBIT E

                  FORM OF FACE OF CLASS M CERTIFICATE

     [SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.]

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE
CLASS A CERTIFICATES [AND THE CLASS M-1 CERTIFICATES] TO THE
EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED
TO HEREIN.

     NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS A REPRESENTATION LETTER TO THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO
SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, THAT THE PURCHASER IS AN INSURANCE COMPANY THAT IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN
SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60 OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Number M-__                             Class M-[1][2]

Date of Pooling and Servicing           Original Denomination:
Agreement and Cut-off Date:             $__________
July 1, 1998

Class M-[1][2] Pass-Through Rate:       Class M-[1][2] Initial
lesser of ______%, computed on          Certificate Principal Balance:
the basis of a 360-day year of          $__________
twelve 30 day months, or the
Weighted Average Net Contract Rate      Final Distribution Date:
                                             August 25, 2029
First Distribution Date:
August 25, 1998                         CUSIP US045413B__



             INDYMAC MANUFACTURED HOUSING CONTRACT
                    PASS-THROUGH CERTIFICATE,
                 SERIES 1998-2, CLASS M-[1] [2]

               evidencing a percentage interest in
               any distributions allocable to the
               Class M Certificates with respect
               to a pool of fixed rate
               conventional manufactured housing
               installment sales contracts and
               installment loans formed and sold
               by

                 ASSET BACKED SECURITIES CORPORATION,

which manufactured housing installment sales contracts and installment loans either were originated or acquired by and are initially serviced by IndyMac, Inc. (the "Seller" and the "Servicer").

     This Certificate does not represent an obligation of or interest in Asset Backed Securities Corporation, the Seller, the
Servicer, the Trustee referred to below or any of their respective Affiliates.

     Neither this Certificate nor the underlying manufactured housing contracts and loans are guaranteed or insured by Asset
Backed Securities Corporation, the Seller, the Servicer, the
Trustee, any of their respective Affiliates or by any governmental agency or instrumentality.

     THE PORTION OF THE CLASS M-[1] [2] INITIAL CERTIFICATE PRINCIPAL BALANCE EVIDENCED BY THIS CERTIFICATE (THE "CERTIFICATE BALANCE") WILL BE REDUCED BY DISTRIBUTIONS ON THIS CERTIFICATE THAT ARE ALLOCABLE TO PRINCIPAL. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS CERTIFICATE, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE.

     This certifies that ___________________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts") formed and sold, together with certain other property (collectively, the "Trust Fund"), by Asset Backed Securities Corporation (the "Depositor"). The Contracts either were originated or acquired by and are serviced by IndyMac, Inc. (the "Seller" and the "Servicer") and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Distribution Date, to the extent described in the Agreement, the Trustee will cause to be distributed from funds in the Certificate Account to each Class M Certificateholder an amount equal to the product of the Percentage Interest evidenced by such Class M Certificateholder's Certificate and the Class M-[1] [2] Distribution Amount. Payments in respect of the Class M Certificates are subordinated to payments in respect of the Class A Certificates and payments in respect of the Class M-2 Certificates are subordinated to payments in respect of the Class M-1 Certificates, in each case to the extent specified in the Agreement.

     Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or by wire transfer to Holders of Class M Certificates with original denominations aggregating at least $5 million who have given the Trustee written instructions at least five Business Days prior to the related Record Date. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRE-SENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                  THE BANK OF NEW YORK



                                        By:
                                              Authorized Officer


                [Form of Certificate of Authentication]

     This is one of the Certificates referred to in the within-mentioned Agreement.

By:                                     By:  THE BANK OF NEW YORK,
      Authenticating Agent                      as Trustee

                               or



---------------------------------       -----------------------------------
      Authorized Signatory                     Authorized Signatory


                                                             EXHIBIT F

                 FORM OF FACE OF CLASS A-R CERTIFICATE

     [THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON
RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING
AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY
PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE
OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.]

     THE SMALL BUSINESS JOB PROTECTION ACT OF 1996, AS PART OF
THE REPEAL OF THE BAD DEBT RESERVE METHOD FOR THRIFT
INSTITUTIONS, REPEALED THE APPLICATION OF CODE SECTION 593(d) TO
ANY TAXABLE YEAR BEGINNING AFTER DECEMBER 31, 1995.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE REPRESENTS THE BENEFICIAL OWNERSHIP OF TWO "RESIDUAL
INTERESTS" ISSUED BY TWO SEPARATE "REAL ESTATE MORTGAGE
INVESTMENT CONDUITS" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.  THIS
CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS
DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER
REQUIREMENTS OF SECTIONS 4.02 AND 4.09 OF SUCH POOLING AND
SERVICING AGREEMENT.

Number R-__                             Class A-R

Date of Pooling and Servicing           Original Denomination:
Agreement and Cut-off Date:             $__________
July 1, 1998

Class A-R Pass-Through Rate:            Class A-R Initial Certificate
______%, computed on the basis          Principal Balance:  $__________
of a 360-day year of twelve
30-day months.

First Distribution Date:                Final Distribution Date:
August 25, 1998                            August 25, 2029

Percentage Interest:  ___%



              INDYMAC MANUFACTURED HOUSING CONTRACT
                    PASS-THROUGH CERTIFICATE,
                    SERIES 1998-2, CLASS A-R

               evidencing a percentage interest in
               any distributions allocable to the
               Class A-R Certificates with respect
               to a pool of fixed rate
               conventional manufactured housing
               installment sales contracts and
               installment loans formed and sold
               by

              ASSET BACKED SECURITIES CORPORATION,

which manufactured housing installment sales contracts and installment loans either were originated or acquired by and are initially serviced by IndyMac, Inc. (the "Seller" and the "Servicer").

     This Certificate does not represent an obligation of or interest in Asset Backed Securities Corporation, the Seller, the
Servicer or the Trustee referred to below or any of their Affiliates.

     Neither this Certificate nor the underlying manufactured housing contracts are guaranteed or insured by Asset Backed Securities Corporation, the Seller, the Servicer, the Trustee, any of their respective Affiliates or by any governmental agency or instrumentality.

     This certifies that ______________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (the "Contracts") formed and sold, together with certain other property (collectively, the "Trust Fund"), by Asset Backed Securities Corporation (the "Depositor"). The Contracts either were originated or acquired by and are serviced by IndyMac, Inc. and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     The holder of this Class A-R Certificate, by acceptance hereof, agrees that, in accordance with the requirements of
Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Trust elects to be treated as "real estate mortgage investment conduits" ("REMICs") under the Code for such taxable year and all subsequent taxable years. The Class A, Class M, Class B and Class X Certificates shall be "regular interests" in the REMICs and the Class A-R Certificates shall be the "residual interests" in the REMICs. In addition, the holder of this Class A-R Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, (ii) agrees to cooperate with the Servicer in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings and (iii) makes the additional agreements, designa-tions and appointments, and undertakes the responsibilities, set forth in Section 4.09 of the Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                  THE BANK OF NEW YORK



                                        By:
                                              Authorized Officer


                [Form of Certificate of Authentication]

       This is one of the Certificates referred to in the within-mentioned Agreement.



By:                                     By:  THE BANK OF NEW YORK,
      Authenticating Agent                     as Trustee

                               or



--------------------------------        ---------------------------------
      Authorized Signatory                   Authorized Signatory


                                                             EXHIBIT G


                  FORM OF FACE OF CLASS X CERTIFICATE

     [SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS BENEFICIAL OWNERSHIP OF "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JULY 16, 1998. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS INTEREST ACCRUING ON INTERESTS ISSUED BY THE POOLING REMIC IN EXCESS OF THE RATES STATED IN THE POOLING AND SERVICING AGREEMENT. ASSUMING THAT PRINCIPAL PAYMENTS ARE MADE ON THE CONTRACTS UNDERLYING THE CERTIFICATES AT A CONSTANT ANNUAL PREPAYMENT RATE OF 180% OF THE PREPAYMENT MODEL, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $_______ OF INITIAL NOTIONAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS NO MORE THAN $_______ PER $_______ OF INITIAL NOTIONAL PRINCIPAL AMOUNT, ASSUMING THE YIELD IS ACCRUED ON A DAILY BASIS DURING THE INITIAL PERIOD. NO REPRESENTATION IS MADE AS TO THE RATE AT WHICH PRINCIPAL PAYMENTS WILL BE MADE ON THE CONTRACTS.]

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE
CLASS A CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B
CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANS-FERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THE SMALL BUSINESS JOB PROTECTION ACT OF 1996, AS PART OF
THE REPEAL OF THE BAD DEBT RESERVE METHOD FOR THRIFT
INSTITUTIONS, REPEALED THE APPLICATION OF CODE SECTION 593(d) TO
ANY TAXABLE YEAR BEGINNING AFTER DECEMBER 31, 1995.


Number X-1                              Class X

Date of Pooling and Servicing           Percentage Interest:  100%
Agreement and Cut-off Date:
July 1, 1998

First Distribution Date:                Final Distribution Date:
August 25, 1998                         ___________, 20__




              INDYMAC MANUFACTURED HOUSING CONTRACT
                    PASS-THROUGH CERTIFICATE,
                     SERIES 1998-2, CLASS X

               evidencing a percentage interest in
               any distributions allocable to the
               Class X Certificates with respect
               to a pool of fixed rate
               conventional manufactured housing
               installment sales contracts and
               installment loans formed and sold
               by

              ASSET BACKED SECURITIES CORPORATION,

which manufactured housing installment sales contracts and installment loans either were originated or acquired by and are initially serviced by IndyMac, Inc. (the "Seller" and the "Servicer").

     This Certificate does not represent an obligation of or interest in Asset Backed Securities Corporation, the Seller, the
Servicer or the Trustee referred to below or any of their Affiliates.

     Neither this Certificate nor the underlying manufactured housing contracts are guaranteed or insured by Asset Backed Securities Corporation, the Seller, the Servicer, the Trustee, any of their respective Affiliates or by any governmental agency or instrumentality.

     This certifies that ______________________________ is the
registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (the "Contracts") formed and sold, together with certain other property (collectively, the "Trust Fund"), by Asset Backed Securities Corporation (the "Depositor"). The Contracts either were originated or acquired by and are serviced by IndyMac, Inc. and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The Bank of New York, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.
Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     This Certificate is one of a duly authorized issue of Certificates, designated as IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Distribution Date, to the extent described in the Agreement, the Trustee will cause to be distributed from funds in the Certificate Account to each Class X Certificateholder an amount equal to the product of the Percentage Interest evidenced by such Class X Certificateholder's Certificate and the Class X Distribution Amount. Payments in respect of the Class X Certificates are subordinated to payments in respect of the Class A, Class M and Class B Certificates to the extent specified in the Agreement.

     Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                  THE BANK OF NEW YORK



                                        By:
                                              Authorized Officer


                [Form of Certificate of Authentication]

       This is one of the Certificates referred to in the within-mentioned Agreement.



By:                                     By:  THE BANK OF NEW YORK,
      Authenticating Agent                     as Trustee
                               or



--------------------------------        --------------------------------
      Authorized Signatory                   Authorized Signatory



                                                             EXHIBIT H


                           [RESERVED]

                                                             EXHIBIT I


                    FORM OF CERTIFICATE ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER
OF ASSIGNEE) (*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

----------------------
----------------------


------------------------------------------------------------------
(Please Print or Typewrite Name and Address of Assignee)

------------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint


________________________________________________ Attorney to
transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)     ________________________________________
                         NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.



                                                             EXHIBIT J


                CERTIFICATE OF SERVICING OFFICER

     The undersigned certifies that he is a _______ of IndyMac, Inc. (the "Seller" and the "Servicer") and that as such he is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 7.02 of the Pooling and Servicing Agreement, dated as of July 1, 1998 (the "Agreement"), among Asset Backed Securities Corporation, the Seller, the Servicer and The Bank of New York, as trustee, and further certifies that:

          1.   The Monthly Report for the period from
     ____________ to _____________ attached to this certificate is complete and accurate in accordance with the requirements of Sections 7.01 and 7.02 of the Agreement; and

          2. As of the date hereof, no Event of Default or event that with notice or lapse of time or both would become an Event of Default has occurred.

     Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of _____________, 19___.

                                        INDYMAC, INC.



                                        By:
                                            Name:
                                            Title:



                                                             EXHIBIT K


                          TRANSFER AFFIDAVIT


State of _______________ )
                         ) ss:
County ________________  )


     The undersigned, being first duly sworn, deposes and says as follows:

     (A) The undersigned is an officer of _____________________, a corporation duly organized and existing under the laws of the State of __________, which is the proposed transferee (the "Transferee") of the IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2, Class A-R (the "Class A-R Certificates") issued pursuant to the Pooling and Servicing Agreement, dated as of July 1, 1998 (the "Agreement"), among Asset Backed Securities Corporation, IndyMac, Inc., and The Bank of New York, as trustee. Capitalized terms used, but not defined herein or in Schedule I hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     (B) The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring the Class A-R Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     (C) The Transferee has been advised of, and understands that (i) a tax shall be imposed on Transfers of the Class A-R Certificates to Persons that are not Permitted Transferees; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     (D) The Transferee has been advised of, and understands that a tax shall be imposed on a "pass-through entity" holding Class A-R Certificates if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     (E) Transferee has reviewed the provisions of Section 4.09 of the Agreement (attached hereto as Schedule I and incorporated herein by reference) and understands the legal consequences of the acquisition of the Class A-R Certificates including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to comply with the provisions of Sections 4.02 and 4.09 of the Agreement. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     (F) The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer the Class A-R Certificates and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer the Class A-R Certificate or cause any Class A-R Certificates to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.

     (G) The Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Residual Interest in connection with the conduct of a trade or business in the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R Certificates to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Interest will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person for United States federal income tax purposes other than (i) any individual who is a citizen or resident of the United States, (ii) a corporation or partnership (including any entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia unless, in the case of a partnership, Treasury regulations provide otherwise, (iii) an estate the income of which is subject to United States federal income tax regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust, or (v) certain trusts in existence on August 20, 1996, and treated as United States persons (as defined in Code Section 7701(a)(30)) prior to such date that elect to continue to be so treated.

     (H) The Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Class A-R Certificates, and the Purchaser hereby acknowledges that the Class A-R Certificates may generate tax liabilities in excess of the cash flow associated with the Class A-R Certificates and intends to pay such taxes associated with the Class A-R Certificates when they become due.

     (I)  The Transferee:

          (i) is not a Benefit Plan, a trustee of a Benefit Plan or a person acting on behalf of a Benefit Plan or acquiring the Class A-R Certificates with the assets of a Benefit Plan [The Transferee may delete this representation if it can make the representation in (ii) or if it delivers the opinion required under Section 4.02(c)(A)(ii) of the Agreement]; or

          (ii) is an insurance company that is purchasing the Class A-R Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and the purchase and holding of the Class A-R Certificates is covered under Sections I and III of PTCE 95-60 [The Transferee may delete this representation if it can make the representation in (i), delivers the opinion required under Section 4.02(c)(A)(ii) of the Agreement, or is not an insurance company].

     (J)  The Transferee's taxpayer identification number is
_______________________.

                          *     *     *

     IN WITNESS WHEREOF, the Transferee has caused this instru-ment to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _____ day of July, 1998.

                            ______________



                                             By:
                                             Name:
                                             Title:


[Corporate Seal]

ATTEST:



By:
     Name:
     Title:


     On this day, personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ______________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ____ day of July, 1998.




                                                NOTARY PUBLIC


                                        My commission expires the ___
                                        day of ________, ____.



                                                             EXHIBIT L


                FORM OF INVESTMENT LETTER OF HOLDER OF
                      CLASS [X][B-2] CERTIFICATES

     1. The Purchaser is acquiring the Class [X][B-2] Certificates as principal for its own account for the purpose of investment [neither the Underwriters nor any of their respective Affiliates need represent that they are acquiring for purposes of investment] and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

     2. The Purchaser has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Class [X][B-2] Certificates and is able to bear the economic risk of such investment. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Purchaser has been given such information concerning the Class [X][B-2] Certificates, the underlying Contracts and the Servicer as it has requested.

     3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Class [X][B-2] Certificates.

     4. The Purchaser understands that the Class [X][B-2] Certificates has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold (which resale is not currently contemplated) only if an exemption from registration is available, that neither the Depositor, the Seller, the Servicer nor the Trustee is required to register the Class [X][B-2] Certificates and that any transfer must comply with Sections 4.02 and 4.09 of the Pooling and Servicing Agreement. In connection with any resale of the Class A-R Certificates, the Purchaser shall not make any general solicitation or advertisement.

     5. The Purchaser agrees that it will obtain from any purchaser of the Class [X][B-2] Certificates from it the same representations, warranties and agreements contained in paragraphs 1 through 5.

     6. The Purchaser hereby directs the Trustee to register the Class [X][B-2] Certificates acquired by the Purchaser in the name of its nominee as follows: ___________________________.

                                        Very truly yours,


                                        By:
                                            Name:
                                            Title:








                                                          Exhibit 99


Set forth on Exhibit 99 is certain information regarding characteristics of the Contracts (including the Additional Contracts) corresponding to certain information appearing on pages S-10 and S-11 and S-19 through S-21 of the Prospectus Supplement dated July 10, 1998
(the "Prospectus Supplement"). Unless otherwise indicated by the context, all such information is as of the Cut-off Date.
Percentages may not add to 100.00% due to rounding.
Capitalized terms used but not defined in this
Exhibit 99 shall have the meaning ascribed to such term in the Prospectus Supplement.

As of the Cut-off Date, the Contract balances ranged from $1,034.45 to $193,167.69; the average Contract Balance was $34,402.77; the Contract Rates ranged from 6.25% to 16.75% per annum; with a weighted average Contract Rate of 10.18% per annum; the original terms to stated maturity ranged from 28 to 360 months; the weighted average original term to stated maturity was 281 months; the remaining terms to stated maturity ranged from 7 to 360 months; the weighted average remaining term to stated maturity was 269 months; the weighted average number of months since origination was 13 months; 28.45% of the Contracts are Land-and-Home Contracts.


          Geographical Distribution of Manufactured Homes(1)

                                        Percentage of       Aggregate Cut-off   Percentage of
                          Number of       Number of           Date Contract     Cut-off Date
Geographic Location      Contracts       Contracts          Principal Balance   Pool Balance
Alabama                         3             0.04%         $   100,210            0.04%
Alaska                          1             0.01               11,097            0.00
Arizona                       475             7.12           18,837,245            8.21
Arkansas                       42             0.63            1,442,501            0.63
California                    161             2.41            8,614,890            3.75
Colorado                       84             1.26            3,781,533            1.65
Connecticut                     1             0.01               24,825            0.01
Delaware                        2             0.03               40,303            0.02
Florida                       195             2.92            7,493,610            3.27
Georgia                        97             1.45            3,848,562            1.68
Idaho                          71             1.06            4,144,483            1.81
Illinois                       72             1.08            2,183,465            0.95
Indiana                       259             3.88            7,556,044            3.29
Iowa                           34             0.51            1,214,060            0.53
Kansas                          7             0.10              260,040            0.11
Kentucky                      177             2.65            5,146,627            2.24
Louisiana                       1             0.01               61,284            0.03
Maryland                        5             0.07              172,343            0.08
Massachusetts                   4             0.06              125,873            0.05
Michigan                      904            13.55           29,622,524           12.91
Minnesota                      43             0.64            1,198,316            0.52
Mississippi                    22             0.33              823,705            0.36
Missouri                       66             0.99            2,326,479            1.01
Montana                        23             0.34            1,034,803            0.45
Nebraska                       28             0.42              919,213            0.40
Nevada                        155             2.32            8,892,715            3.87
New Hampshire                   2             0.03               71,626            0.03
New Jersey                     59             0.88            1,632,624            0.71
New Mexico                     35             0.52            1,697,011            0.74
New York                        7             0.10              303,275            0.13
North Carolina                433             6.49           16,405,165            7.15
North Dakota                   22             0.33              874,564            0.38
Ohio                        1,748            26.20           38,695,284           16.86
Oklahoma                       35             0.52            1,477,377            0.64
Oregon                        166             2.49            9,484,534            4.13
Pennsylvania                  344             5.16            8,215,857            3.58
South                         106             1.59            4,419,026            1.93
Carolina
South Dakota                   53             0.79            2,103,133            0.92
Tennessee                      84             1.26            3,300,054            1.44
Texas                         395             5.92           16,193,162            7.06
Utah                           28             0.42            1,332,370            0.58
Virginia                       34             0.51              997,652            0.43
Washington                    150             2.25           11,004,659            4.80
West Virginia                   9             0.13              255,584            0.11
Wisconsin                      12             0.18              287,079            0.13
Wyoming                        17             0.25              874,124            0.38
                           ------
         Total              6,671           100.00%        $229,500,911          100.00%
                           ======           ------          -----------          ------


(1) Based on the location of the properties underlying the Contracts as of the Cut-off Date.


                                 Original Contract Amounts


                                     Percentage of  Aggregate Cut-off        Percentage
Original Contract       Number of       Number of     Date Contract          of Cut-off
Amount                  Contracts       Contracts   Principal Balance     Date Pool Balance

$ 4,999 or less             3           0.04%       $       9,419             0.00%
$ 5,000 -  $              152           2.28            1,019,224             0.44
9,999
$ 10,000 - $ 14,999       529           7.93            5,376,832             2.34
$ 15,000 - $ 19,999       808          12.11           11,790,443             5.14
$ 20,000 - $ 24,999       891          13.35           17,928,185             7.81
$ 25,000 - $ 29,999       840          12.59           21,546,507             9.39
$ 30,000 - $ 34,999       731          10.96           22,673,707             9.90
$ 35,000 - $ 39,999       577           8.65           20,888,679             9.10
$ 40,000 - $ 44,999       445           6.67           18,408,111             8.02
$ 45,000 - $ 49,999       371           5.56           17,282,906             7.53
$ 50,000 - $ 54,999       302           4.53           15,617,219             6.81
$ 55,000 - $ 59,999       232           3.48           13,147,947             5.73
$ 60,000 - $ 64,999       184           2.76           11,365,052             4.95
$ 65,000 - $ 69,999       128           1.92            8,501,224             3.70
$ 70,000 - $ 74,999       103           1.54            7,391,794             3.22
$ 75,000 - $ 79,999        72           1.08            5,513,814             2.40
$ 80,000 - $ 84,999        50           0.75            4,084,952             1.78
$ 85,000 - $ 89,999        62           0.93            5,368,594             2.34
$ 90,000 - $ 94,999        40           0.60            3,652,538             1.59
$ 95,000 - $ 99,999        36           0.54            3,514,862             1.53
$100,000 and above        115           1.72           14,418,902             6.28
                        -----        -------          -----------           ------
         Total          6,671         100.00%        $229,500,911           100.00%
                        -----         ------          -----------           ------

                                                      APRs


                           Percentage of  Aggregate Cut-off     Percentage of
              Number of      Number of       Date Contract      Cut-off Date
APR           Contracts      Contracts    Principal Balance     Pool Balance

6.25% -            70            1.05%     $   5,106,932           2.23%
7.00%
7.01% -           209            3.13         13,441,858           5.86
8.00%
8.01% -           646            9.68         34,377,395          14.98
9.00%
9.01% -         1,762           26.41         64,639,803          28.15
10.00%
10.01% -        1,717           25.75         58,582,804          25.53
11.00%
11.01% -        1,143           17.13         31,891,527          13.90
12.00%
12.01% -          753           11.29         15,933,716           6.94
13.00%
13.01% -          259            3.88          4,093,865           1.78
14.00%
14.01% -          102            1.53          1,374,639           0.60
15.00%
15.01% -            6            0.09             36,049           0.02
16.00%
16.01% -            4            0.06             22,323           0.01
              -------
16.99%
     Total      6,671          100.00%      $229,500,911         100.00%
                ------         ------        -----------         ------

                                Remaining Term to Maturity



                               Percentage of  Aggregate Cut-off     Percentage of
                 Number of      Number of       Date Contract      Cut-off Date
Remaining Term   Contracts      Contracts    Principal Balance     Pool Balance


Less than 121      1,682        25.21%      $  24,853,154               10.83%
months
121 - 180          1,367        20.49          35,345,603               15.40
months
181 - 240          1,120        16.79          39,573,557               17.24
months
241 - 300            554         8.30          23,395,789               10.19
months
301 - 360          1,948        29.21         106,332,809               46.34
months             -----       ------       -------------              -------

         Total     6,671       100.00%       $192,474,029              100.00%
                   -----      ------          -----------              ------

                           Original Loan-to-Value Ratios (1) (2)
                                 (IndyMac Contracts Only)

                                                  Aggregate
                                                  Cut-off       Percentage
                  Number         Percentage         Date         of Cut-
Original Loan-    of              of Number       Contract       off Date
to-Value          Contracts          of           Principal        Pool
Ratio(3)                          Contracts        Balance        Balance

50% or less              83          1.89%    $   1,757,370         0.97%
51% - 55%                46          1.05         1,144,196         0.63
56% - 60%                74          1.68         2,181,788         1.20
61% - 65%                87          1.98         3,123,161         1.72
66% - 70%               131          2.98         4,658,695         2.57
71% - 75%               259          5.89        10,291,728         5.68
76% - 80%               288          6.54        11,630,087         6.42
81% - 85%               777         17.66        34,807,938        19.22
86% - 90%             1,544         35.08        63,544,492        35.11
91% - 95%             1,029         23.38        43,591,478        24.07
96% - 100%               83          1.89         4,373,555         2.41
                     ------
  Total               4,401        100.00%     $181,104,487       100.00%
                      -----        ------       -----------       ------


(1) "Value" with respect to each Contract is calculated by determining the sum of (a) either (i) the sum of down payment (which includes the value of any trade-in unit), and the original amount financed on the related Contract (which may include sales and other taxes and insurance and prepaid finance charges) or (ii) the value of the home as determined by NADA book value or as appraised by an independent appraiser and (b) the value of the land, if any, securing the Contract as appraised by an independent appraiser.
(2) None of the Bank One Initial Contracts has an original Loan-to-Value ratio greater than 90%.
(3)      Rounded to the nearest 1%.
